                                  SCHEDULE 14A

                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             U.S. TRUST CORPORATION
                (Name of Registrant as Specified in Its Charter)

                             U.S. TRUST CORPORATION
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------
     (3) Filing party:

--------------------------------------------------------------------------------
     (4) Date filed:

--------------------------------------------------------------------------------
---------------
    1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                U.S. TRUST CORPORATION
                114 WEST 47TH STREET, NEW YORK, NEW YORK 10036
                (212) 852-1000
U.S. TRUST
                Notice of
                Special Meeting
                of Shareholders
                October 24, 1995

                A Special Meeting of Shareholders of U.S. Trust Corporation (the "Corporation") will be held on Tuesday, October 24, 1995 at 10 A.M., New York time, at the office of United States Trust Company of New York (the "Trust Company"), 114 West 47th Street, New York, New York, in the Auditorium on the first floor, for the following purposes:

                1 To elect nineteen directors, seven to hold office for a term expiring in 1998, six to hold office for a term expiring in 1997, six to hold office for a term expiring in 1996, and, in each case, until their successors have been elected and qualified;

                2 To consider and act upon a proposal to ratify the appointment of Coopers & Lybrand as independent auditors for the Corporation and its consolidated subsidiaries for the year 1995;

                3 To consider and act upon a proposal to approve the 1995 Stock Option Plan;

                4 To consider and act upon a proposal to approve the Executive Incentive Plan; and

                5 To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

                Only shareholders of record at the close of business on September 15, 1995 are entitled to notice of and to vote at the meeting and at any adjournment thereof.

                Dated: September 18, 1995

                Carol A. Strickland
                Secretary

                SHAREHOLDERS ARE REQUESTED TO MARK,
                SIGN, DATE AND RETURN THE PROXY
                SUBMITTED HEREWITH IN THE RETURN
                ENVELOPE PROVIDED. THE GIVING OF
                SUCH PROXY WILL NOT AFFECT A
                SHAREHOLDER'S RIGHT TO REVOKE SUCH
                PROXY OR TO VOTE IN PERSON SHOULD
                THE SHAREHOLDER LATER DECIDE TO
                ATTEND THE MEETING.

U.S. TRUST CORPORATION

Proxy
Statement

GENERAL INFORMATION

The reorganization of U.S. Trust Corporation (the "Reorganization") approved by shareholders of "Old" U.S. Trust Corporation at a Special Meeting held on March 22, 1995 to accomplish the sale of U.S. Trust's securities processing businesses to The Chase Manhattan Corporation ("Chase") became effective September 2, 1995. U.S. Trust's core businesses -- asset management, private banking, special fiduciary, corporate trust and other non-processing businesses -- were transferred to "New" U.S. Trust Corporation (the "Corporation"). All the shares of the Corporation were spun-off to the shareholders of "Old" U.S. Trust Corporation on a share-for share basis in a non-taxable transaction. "Old" U.S. Trust Corporation, which included only the securities processing businesses, was then merged into Chase with the shareholders of "Old" U.S. Trust Corporation receiving .68 of a share of Chase common stock for each share of "Old" U.S. Trust and cash in lieu of any fractional shares.

All references to the Corporation and its wholly-owned subsidiary, the Trust Company, contained in these proxy materials which relate to dates prior to September 1, 1995 concern the predecessor corporations, "Old" U.S. Trust Corporation and "Old" United States Trust Company of New York (together, "Old U.S. Trust"). All references which relate to later dates are to the new entities ("New U.S. Trust").

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the Special Meeting of Shareholders (the "Meeting") of the Corporation and at any adjournment thereof. The Meeting will be held on October 24, 1995, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shares represented by properly executed proxies, if such proxies are received in time for the Meeting and are not revoked, will be voted at the Meeting in accordance with the instructions thereon, or if no instructions are given, such shares will be voted as follows: for the election of directors, for the ratification of the appointment of the Corporation's independent auditors, for the approval of the 1995 Stock Option Plan, for the approval of the Executive Incentive Plan, and in the discretion of the proxies on any other matters to come before the Meeting. A proxy may be revoked by a shareholder at any time prior to the time the shares are actually voted. Proxies may be revoked either by written notice to the Corporation, by submission of a subsequent proxy or by voting in person at the Meeting.

The approximate date on which this proxy statement and the accompanying form of proxy are being sent to shareholders is September 18, 1995.

The Board of Directors has fixed the close of business on September 15, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. On the record date, there were 9,734,938 Common Shares of the Corporation outstanding and entitled to be voted at the Meeting.

BENEFICIAL OWNERSHIP

The following table contains information as of the close of business on September 5, 1995 concerning (i) those persons known to management of the Corporation to be the beneficial owners of more than 5% of the Corporation's outstanding Common Shares, (ii) the beneficial ownership of the Corporation's outstanding Common Shares by United States Trust Company of New York (a wholly-owned subsidiary of the Corporation) and its affiliates, and (iii) the beneficial ownership of the Corporation's outstanding Common Shares by each director, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group (beneficial ownership involves sole voting and dispositive power unless otherwise indicated):

                                                                  AMOUNT AND
                                                                  NATURE OF
                                                                  BENEFICIAL             PERCENT
   TITLE OF CLASS               BENEFICIAL OWNER                  OWNERSHIP              OF CLASS
--------------------------------------------------------------------------------------------------
Common Shares (par      401(k) Plan and ESOP of United     1,397,816 shares (in a       14.36
value                   States Trust Company of New York   fiduciary capacity)(1)
$1 per share            and Affiliated Companies
                        114 West 47th Street New York,
                        New York 10036

                        GeoCapital Corporation             628,450 shares               6.46
                        767 Fifth Avenue                   (with sole dispositive
                        New York, New York 10153           power)(2)
                        David S. Gottesman                 496,800 shares               5.10
                        437 Madison Avenue                 (with sole voting and
                        New York, New York 10022           dispositive power)(3)

                        United States Trust Company        370,131 shares (in           3.80
                        of New York and Affiliated         fiduciary and agency
                        Companies                          capacities)(4)
                        114 West 47th Street
                        New York, New York 10036

                        H. Marshall Schwarz                197,544(5)
                        Jeffrey S. Maurer                   92,408(5)(6)
                        Frederick B. Taylor                 67,106(5)(6)(7)
                        John M. Deignan                     16,270(5)
                        Paul K. Napoli                      32,753(5)
                        Eleanor Baum                         1,062(8)
                        Samuel C. Butler                    24,548(8)(9)

                                                                  AMOUNT AND
                                                                  NATURE OF
                                                                  BENEFICIAL             PERCENT
   TITLE OF CLASS               BENEFICIAL OWNER                  OWNERSHIP              OF CLASS
--------------------------------------------------------------------------------------------------
                        Peter O. Crisp                       3,581(8)
                        Daniel P. Davison                   48,195(6)
                        Philippe de Montebello               1,900
                        Paul W. Douglas                     13,006(8)
                        Antonia M. Grumbach                  1,400
                        Frederic C. Hamilton                30,925
                        Peter L. Malkin                      1,300
                        Orson D. Munn                        6,400(10)
                        Philip L. Smith                      5,900
                        John H. Stookey                     10,900
                        Richard F. Tucker                    4,217(8)
                        Carroll L. Wainwright, Jr.           3,700(6)
                        Robert N. Wilson                     4,050
                        Ruth A. Wooden                         764(8)
                        All directors and executive        604,428(5)(8)                5.86
                        officers as a group (numbering
                        24 persons)

--------------------------------------------------------------------------------

(1) These shares consist of 1,121,517 shares allocated to the individual accounts of participants in the 401(k) Plan and ESOP (the "Plan"), who have voting and dispositive power over such shares, and 276,299 shares which have not been allocated to participant accounts, as to which shares United States Trust Company of New York (the "Trust Company"), as Trustee of the Plan, may be deemed to have voting and dispositive power.

(2) Information herein with respect to GeoCapital Corporation ("GCC") has been obtained from GCC and from GCC's filings with the Securities and Exchange Commission pursuant to Section 13(g) of the Securities Exchange Act of 1934 by GCC, a registered investment advisor, and Barry K. Fingerhut and Irwin Lieber, by reason of their ownership interest in GCC. Such filing further discloses that the shares were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the Corporation and were not acquired in connection with or as a participant in any transaction having such purpose or effect.

(3) Information herein with respect to David S. Gottesman has been obtained from Mr. Gottesman's filing with the Securities and Exchange Commission pursuant to
Section 13(d) of the Securities Exchange Act of 1934. Such filing further discloses that First Manhattan Co., of which Mr. Gottesman is a general partner, holds 17,445 shares in accounts of clients as to which Mr. Gottesman disclaims beneficial ownership. Such filing further discloses that Mr. Gottesman acquired these shares solely for investment purposes.

(4) The Trust Company and its affiliates, including the Corporation (together "U.S. Trust"), have sole voting power as to 16,171 of such shares, shared voting power as to 42,152 of such shares, sole dispositive power as to 198,355 of such shares and shared dispositive power as to 171,776 of such shares. The 276,299 shares held in the Plan which have not been allocated to participant accounts as described in footnote 1, and as to which U.S. Trust may have sole voting and dispositive power, are not included. As a matter of policy, U.S. Trust votes shares held in an agency capacity only as directed by its customers, and where it holds shares as a co-fiduciary, votes such shares as directed by the other co-fiduciaries. Shares held by U.S. Trust as sole fiduciary are not voted unless specific voting instructions are given by a donor or beneficiary pursuant to the governing trust instrument.

(5) Includes shares attributable to deferred awards under the 1989 Stock Compensation Plan and Predecessor Performance Plans as follows: Mr. Schwarz 148,419 shares, Mr. Maurer 55,134 shares, Mr. Taylor 20,649 shares, Mr. Deignan 10,670 shares, and Mr. Napoli 17,225 shares. See "Compensation of Executive Officers."

(6) Includes 2,500 shares owned by Mr. Maurer's wife, 638 shares held in trust by Mr. Maurer's wife for their children, 10,254 shares owned by Mr. Davison's wife, 3,989 shares owned by Mr. Taylor's wife, and 300 shares owned by Mr. Wainwright's wife, with respect to which the director in each case disclaims beneficial ownership.

(7) Includes 270 shares held in a trust of which Mr. Taylor is sole trustee and in which he has a beneficial interest.

(8) Includes shares attributable to deferred awards under the Board Members' Deferred Compensation Plan as follows: Dr. Baum 662 shares, Mr. Butler 16,672 shares, Mr. Crisp 2,781 shares, Mr. Douglas 11,069 shares, Mr. Tucker 792 shares, and Ms. Wooden 464 shares.

(9) Includes 1,250 shares held in a trust of which Mr. Butler is trustee and 5,703 shares held in a trust in which he has a beneficial interest.

(10) Includes 1,700 shares held in a trust of which Mr. Munn is trustee.

Other than as set forth above, management of the Corporation is aware of no person who, on the record date, was the beneficial owner of more than 5% of the Corporation's outstanding Common Shares.

VOTES REQUIRED

Each of the Corporation's Common Shares is entitled to one vote upon each matter to come before the Meeting. The election of directors is by a plurality of the votes cast. Ratification of the appointment of the Corporation's independent auditors requires the affirmative vote of a majority of the votes cast. Approval of the 1995 Stock Option Plan requires the affirmative vote of a majority of all outstanding shares. Approval of the Executive Incentive Plan requires the affirmative vote of a majority of the shares present or represented at the Meeting.

I ELECTION OF DIRECTORS

Nineteen directors of the Corporation are to be elected at the Meeting, seven to serve until the annual meeting of shareholders in 1998, six to serve until the annual meeting of shareholders in 1997, six to serve until the annual meeting of shareholders in 1996, and, in each case, to serve until their successors have been elected and qualified.

The Corporation anticipates that the nominees named herein will be available for election, but if any nominee should be unable to serve, shares represented by proxies will be voted for an additional nominee to be designated by the Board of Directors unless the Board reduces the number of directors. All of the nominees are now directors of the Corporation. All directors of the Corporation are directors of the Trust Company and serve parallel terms on both Boards.

The following table contains information as to the nominees for election as directors of the Corporation, including name, age, principal occupation, selected biographical information, and all other positions and offices, if any, held by each of them with the Corporation and the Trust Company. The table also shows the year since which each nominee has been continuously a director of the Corporation or of Old U.S. Trust.

Nominees

                                                                                         FIRST
                                                           PRINCIPAL OCCUPATION AND      BECAME
                     NAME                       (AGE)        BUSINESS EXPERIENCE        DIRECTOR
------------------------------------------------------------------------------------------------
TERM EXPIRES IN 1998
Samuel C. Butler                                (65)    Partner in Cravath, Swaine &      1972
                                                        Moore (law firm)

Mr. Butler joined the law firm of Cravath, Swaine & Moore in 1956 and was elected a partner of the firm in 1960. He is also a director of Ashland Inc., Millipore Corporation and GEICO
Corporation. Mr. Butler is a trustee of the New York Public Library and of the Culver
Educational Foundation.

Paul W. Douglas                                 (69)    Retired Chairman of the Board     1978
                                                        of The Pittston Company (coal
                                                        mining, transportation and
                                                        security services)

Mr. Douglas retired as chairman of the board and chief executive officer of The Pittston Company in September 1991. Prior to joining Pittston in January 1984, he had been associated with
Freeport-McMoRan Inc. following the merger of Freeport Minerals Company and McMoRan Oil and Gas
Company in April 1981. Formerly, he was director of the internal finance section of the ECA
Mission to France. Mr. Douglas is also a director of MacMillan Bloedel Limited of Vancouver,
B.C., New York Life Insurance Company, Phelps Dodge Corporation and South American Gold and
Copper Co. He is a trustee of The International Center for the Disabled and of St.
Luke's-Roosevelt Hospital and of the Nature Conservancy of New York State.

Orson D. Munn                                   (70)    Chairman and Director of Munn,    1982
                                                        Bernhard & Associates, Inc.
                                                        (investment advisory firm)

Mr. Munn was senior vice president and chief investment officer of Madison Fund, Inc. from May
1981 through February 1983 and was president of Orson Munn, Inc. from February 1983 until the organization of Munn, Bernhard & Associates, Inc. in November 1990. Previously, he was
president of Piedmont Advisory Corporation and, upon its merger in 1980 with Lexington
Management Corporation, performed the duties of vice chairman and chief investment officer.
Earlier, Mr. Munn was associated with Wood Walker & Co. for 20 years, serving as chief executive officer of the company from 1972 to 1974. Mr. Munn is a trustee of the Waterfowl Research
Foundation and is a former member of the Financial Advisory Committee of the Garden Club of
America, a former trustee of the Village of Southampton and a former director of numerous charities.

                                                                                         FIRST
                                                           PRINCIPAL OCCUPATION AND      BECAME
                     NAME                       (AGE)        BUSINESS EXPERIENCE        DIRECTOR
------------------------------------------------------------------------------------------------
H. Marshall Schwarz                             (58)    Chairman of the Board and         1977
                                                        Chief Executive Officer of the
                                                        Corporation and the Trust
                                                        Company

Mr. Schwarz joined the Trust Company in 1967 after a seven-year association with Morgan Stanley
& Co. In 1972, he was elected a senior vice president and head of the Banking Division. He was elected executive vice president and chief operating officer of the Trust Company's Bank Group in 1977 and chief operating officer of the Asset Management Group in 1979. Mr. Schwarz served as president of the Corporation and the Trust Company from June 1986 through January 1990 and became chairman and chief executive officer effective February 1, 1990. He is also a director of
Atlantic Mutual Companies and Bowne & Co., Inc. Mr. Schwarz is chairman of the board of the
American Red Cross in Greater New York and a director of the United Way of New York City. He is a trustee of Teachers College-Columbia University, Milton Academy and the Camille and Henry
Dreyfus Foundation, Inc.

Philip L. Smith                                 (61)    Corporate Director and Trustee    1987

Mr. Smith was chairman of the board and director of the Golden Cat Corporation from November
1990 to July 1, 1995. He was chairman of the board, president and chief executive officer of
The Pillsbury Company from August 1988 through January 1989. Formerly, he had been associated with General Foods Corporation for over 20 years, serving in his final position as chairman of
General Foods and director of Philip Morris Companies, Inc. Mr. Smith is also a director of
Whirlpool Corporation and Ecolab Corporation.

Carroll L. Wainwright, Jr.                      (69)    Consulting Partner in Milbank,    1981
                                                        Tweed, Hadley & McCloy (law
                                                        firm)

Mr. Wainwright joined the law firm of Milbank, Tweed, Hadley & McCloy in 1952. After serving as assistant counsel to the Governor of New York from 1959 through 1960, he returned to the firm, becoming a partner in 1963, a senior partner in 1986 and consulting partner in 1991. Mr.
Wainwright is a trustee of the American Museum of Natural History, trustee and vice chairman of
The Cooper Union for the Advancement of Science and Art and trustee and former president of The
Boys' Club of New York. He is also an adjunct professor at Washington and Lee University Law
School, a trustee of the Edward John Noble Foundation, and member of the Distribution Committee of The New York Community Trust.

Ruth A. Wooden                                  (49)    President & Chief Executive       1994
                                                        Officer of The Advertising
                                                        Council, Inc. (not-for-profit
                                                        public service advertising)

Ms. Wooden became president and chief executive officer of The Advertising Council in August
1987. Prior to joining The Advertising Council, she was employed with NW Ayer, Inc. for eleven years. Ms. Wooden serves as a trustee of The Edna McConnell Clark Foundation and of St. Luke's
Roosevelt Hospital Center. She is vice chair of CARE, USA and an advisor to the Columbia
Health Sciences Advisory Council and the Columbia University School of Public Health Advisory
Council.

                                                                                         FIRST
                                                           PRINCIPAL OCCUPATION AND      BECAME
                     NAME                       (AGE)        BUSINESS EXPERIENCE        DIRECTOR
------------------------------------------------------------------------------------------------
TERM EXPIRES IN 1997
Peter O. Crisp                                  (63)    General Partner of Venrock        1992
                                                        Associates (venture capital
                                                        limited partnership)

Mr. Crisp has been general partner of Venrock Associates since 1969. He is also a director of
Apple Computer, Inc., American Superconductor Corporation, Evans & Sutherland Computer Corp.,
Long Island Lighting Company, Inc., Thermedics Inc., Thermo Electron Corp., Thermo Power
Corporation and ThermoTrex Corp. Mr. Crisp serves as vice chairman of Memorial Sloan-Kettering
Cancer Center, and is a member of the Board of Managers of Memorial Hospital for Cancer and
Allied Diseases and Sloan-Kettering Institute for Cancer Research. He is a trustee of North
Shore University Hospital and of The Teagle Foundation.

Daniel P. Davison                               (70)    Retired Chairman of the Board     1979
                                                        of the Corporation and the
                                                        Trust Company

Mr. Davison was chairman of the board of Christie, Manson & Woods International, Inc. from
February 1990 to January 1, 1994. He served as president of the Corporation and the Trust
Company from the spring of 1979 until June 1, 1986, as chief executive officer from January 1,
1981 through January 1990 and as chairman of the board from February 1, 1982 until his retirement in February 1990. Prior to joining U.S. Trust, he was associated with Morgan Guaranty
Trust Company for 23 years, serving as corporate secretary, general manager of its London office and, in his final position, as executive vice president in charge of the National Bank
Division. Mr. Davison is also a director of The Atlantic Companies, Burlington Northern, Inc.,
Christies International, plc and Prime Property Inc. He is a trustee and treasurer of the
Florence Gould Foundation. Mr. Davison is also vice chairman of The Nature Conservancy and trustee of The Cooper Union for the Advancement of Science and Art.

Antonia M. Grumbach                             (51)    Partner in Patterson, Belknap,    1991
                                                        Webb & Tyler (law firm)

Ms. Grumbach joined the law firm of Patterson, Belknap, Webb & Tyler in 1971 and became a partner of the firm in 1979. She is currently serving as managing partner of the firm. She is vice chairman of the board of trustees of Teachers College -- Columbia University, and a trustee of Milton Academy, the CUNY Graduate Center Foundation, the William T. Grant Foundation
and The Henfield Foundation. Ms. Grumbach also served as an initial member of the Board of
Advisors of the New York University program on philanthropy and the law.

Frederic C. Hamilton                            (67)    Chairman of the Board,            1972
                                                        President and Chief Executive
                                                        Officer of Hamilton Oil
                                                        Company, Inc. (international
                                                        petroleum company)

Mr. Hamilton serves as chairman of the board, president and chief executive officer of Hamilton
Oil Company, Inc., chairman of the board of BHP Petroleum, and chairman of the board of Tejas
Gas Corporation. He is also a director of the American Petroleum Institute and a member of the
National Petroleum Council. Mr. Hamilton is chairman of the Denver Art Museum Foundation and of the Denver Art Museum, and a trustee of the Boys' Club Foundation and the Boy Scouts of America
Denver Area Council.

                                                                                         FIRST
                                                           PRINCIPAL OCCUPATION AND      BECAME
                     NAME                       (AGE)        BUSINESS EXPERIENCE        DIRECTOR
------------------------------------------------------------------------------------------------
Jeffrey S. Maurer                               (48)    President of the Corporation      1989
                                                        and the Trust Company

Mr. Maurer joined the Trust Company in 1970 and was made manager of the Asset Management and
Private Banking Group in 1988. He was elected senior vice president in November 1980, executive vice president in May 1986 and president effective February 1990 and was designated chief operating officer in December of 1994. Mr. Maurer is a trustee of Alfred University, a director and treasurer of The Children's Health Fund, a director of The Hebrew Home for the
Aged, a member of the Advisory Board of The Salvation Army of Greater New York and chairman of the Commerce and Industry Division of the Greater New York Israel Bond Campaign.

Richard F. Tucker                               (68)    Retired Vice Chairman of the      1983
                                                        Board of Mobil Corporation
                                                        (petroleum and chemicals)

Mr. Tucker joined Mobil Corporation in 1961 and retired as vice chairman in May 1991. He was a director of Mobil from 1971, and president and chief operating officer of Mobil Oil
Corporation from 1986 until his retirement. Mr. Tucker is also a director of The Perkin-Elmer
Corporation. He is trustee emeritus of Cornell University and a life member of the Board of
Overseers of Cornell Medical College. He is also a trustee of the Aldrich Museum of Contemporary
Art, The Teagle Foundation and the Norwalk Hospital. Mr. Tucker is a member of the National
Academy of Engineering, The Council on Foreign Relations, Inc. and the Woods Hole Oceanographic
Institution.

TERM EXPIRES IN 1996

Eleanor Baum                                    (55)    Dean of Engineering at            1994
                                                        The Cooper Union for the
                                                        Advancement of Science & Art

Eleanor Baum became dean of engineering at Cooper Union in 1987. Prior to that, she was dean at
Pratt Institute in Brooklyn and worked as an engineer in the aerospace industry. Dr. Baum is also a director of Allegheny Power Systems and Avnet, Inc. She is president of the American
Society for Engineering Education and serves on the Board of Governors of the New York Academy of Sciences. She is trustee of the Accreditation Board for Engineering & Technology, is a
commissioner of the Engineering Workforce Commission, and an advisory board member at Duke
University, Rice University and the U.S. Merchant Marine Academy. She is executive director of the Cooper Union Research Foundation and a fellow of the Institute of Electrical & Electronic
Engineers.

Philippe de Montebello                          (59)    Director of the Metropolitan      1983
                                                        Museum of Art

Mr. de Montebello has been associated with the Metropolitan Museum of Art since 1963, serving as associate curator for European paintings from 1963 to 1969, vice director for curatorial and educational affairs from 1974 to 1977 and as director since 1978. In the interim of his duties at the Metropolitan, Mr. de Montebello served as director of the Museum of Fine Arts in Houston from 1969 to 1974. He is a member of the Advisory Board of the Skowhegan School of Painting and
Sculpture and the Columbia University Advisory Council-Departments of Art History and
Archaeology. Mr. de Montebello is a trustee of the New York University Institute of Fine Arts and the American Federation of Arts.

                                                                                         FIRST
                                                           PRINCIPAL OCCUPATION AND      BECAME
                     NAME                       (AGE)        BUSINESS EXPERIENCE        DIRECTOR
------------------------------------------------------------------------------------------------
Peter L. Malkin                                 (61)    Chairman of Wien, Malkin &        1992
                                                        Bettex (law firm)

Mr. Malkin joined the predecessor law firm of Wien, Malkin & Bettex in 1958 and became a partner in the firm in 1962. He is also chairman of W & M Properties, Inc. and is a general partner in the ownership of several New York City buildings, including the Empire State Building, the
Graybar Building, the Lincoln Building, 1185 Avenue of the Americas, and One Penn Plaza. Mr.
Malkin is founding chairman of the Grand Central Partnership and of the 34th Street Partnership,
a director of the New York City Chamber of Commerce & Industry, a member of the New York City
Partnership, a member of the Board of Overseers of Harvard College and a director and member of the Executive Committee of Lincoln Center for the Performing Arts.

John Hoyt Stookey                               (65)    Chairman of Quantum Chemical      1989
                                                        Corporation (petrochemicals
                                                        and propane)

Mr. Stookey served as president of Quantum Chemical from 1975 to 1993 when Quantum was acquired by Hanson Industries, Inc. He continues as chairman of the board of Quantum, a position he has held since 1986. As Chairman of Quantum, Mr. Stookey served from 1989 to 1993 as an executive officer of Petrolane Incorporated, Petrolane Finance Corp. and QJV Corp., affiliates of Quantum, which companies were reorganized on July 15, 1993 under the U.S. Bankruptcy Code. Prior to joining Quantum, Mr. Stookey was president of Wallace Clark Incorporated from 1969 to 1975 and served as the U.S. Representative to both private and public banks in Mexico. He is also a director of Cypress AMAX Minerals Co., ACX Technologies Inc. and Chesapeake Corporation. Mr.
Stookey is the founder and president of The Berkshire Choral Institute and of Landmark
Volunteers, and trustee of the Glimmerglass Opera, Berkshire School, The Clark Foundation and
The Robert Sterling Clark Foundation.

Frederick B. Taylor                             (53)    Vice Chairman of the Board and    1989
                                                        Chief Investment Officer of
                                                        the Corporation and the Trust
                                                        Company

Mr. Taylor joined the Trust Company in 1966. In 1980, he was elected a senior vice president and, in 1986, he was elected an executive vice president of the Corporation and chairman,
Investment Policy of the Trust Company. Mr. Taylor was elected vice chairman and chief investment officer effective February 1990. He is a member of the New York Society of Security
Analysts and the Association for Investment Management and Research. Mr. Taylor serves on the board of counselors of White Plains Hospital and on the senior advisory board of the New York
Chapter of the Arthritis Foundation.

Robert N. Wilson                                (55)    Vice Chairman of the Board of     1991
                                                        Johnson & Johnson (health care
                                                        products)

Mr. Wilson joined Johnson & Johnson in 1964. He was appointed to the Executive Committee in 1983 and was elected to the board of directors in 1986. Mr. Wilson has been vice chairman of the board of directors of Johnson & Johnson since 1989. He is a member of the Board of Directors of the Pharmaceutical Research and Manufacturers Association, of the Alliance for Aging Research,
of the World Wildlife Fund and The Georgetown College Foundation, Inc. He also serves as a trustee of the Museum of American Folk Art and is a member of the Trilateral Commission. He is a director of The James Black Foundation in London, England.

REPORTS OF BENEFICIAL OWNERSHIP

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and rules of the Securities and Exchange Commission (the "Commission") thereunder require the Corporation's directors and officers to file with the Commission reports of their beneficial ownership and changes in beneficial ownership of the Corporation's Common Shares. Personnel of the Corporation generally prepare these reports for the directors and officers on the basis of information furnished by them to such personnel. Based on such information and written representations by the directors and officers that certain reports were not required, the Corporation believes that all reports required by Section 16(a) of the Exchange Act and the rules of the Commission thereunder to be filed by its directors and officers during 1995 were timely filed except for the initial statements of beneficial ownership on Form 3 for the initial directors (Messrs. Schwarz, Maurer and Taylor), for each of the executive officers and for Richard
S. Brinkmann, Comptroller.

DIRECTORS' COMMITTEES;
BOARD AND COMMITTEE MEETINGS

The Board of Directors of the Corporation and the Board of Directors of the Trust Company (together, the "Boards") each has, among others, a standing Executive Committee, a standing Audit Committee (in the case of the Trust Company, known as the Examining & Audit Committee) and a standing Compensation and Benefits Committee. The Executive Committees of the Boards are composed of Mr. Schwarz (the Committee Chairman) and six other Board members, all of whom are appointed annually. The Executive Committees have the power to act for their respective Boards when such Boards are not in session and each Executive Committee also serves as a nominating committee. The Executive Committees will consider nominees for director recommended by shareholders who submit the names of recommended nominees and supporting reasons for such recommendations in writing to the Secretary of the Corporation or the Trust Company. In addition to Mr. Schwarz, the members of both Executive Committees are currently Messrs. Butler, Davison, Douglas, Maurer, Stookey and Wainwright.

The Audit Committee of the Board of Directors of the Corporation and the Examining & Audit Committee of the Board of Directors (together, "the Audit Committee") provide the Boards with an independent review of the Corporation's and the Trust Company's accounting policies, the adequacy of financial controls and the reliability of financial information reported to the public. The Audit Committee also conducts examinations of the affairs of the Corporation and the Trust Company as required by law or as directed by the Boards, supervises the activities of the internal Auditor and reviews the services provided by the independent auditors. (See "Ratification of Appointment of Independent Auditors" for the names of the members of the Audit Committee, who are appointed annually.)

The Compensation and Benefits Committees of the Boards (together, the "Compensation Committee") determine compensation and benefits for officer-directors, review salary and benefits changes for other senior officers and review employee benefit plans under the Employee Retirement Income Security Act of 1974 and other employee benefit plans. The members of the Compensation Committee (who are appointed annually) are currently Messrs. Smith (the Committee Chairman), Hamilton, Tucker and Wilson, and Ms. Wooden. (See "Compensation Committee Interlocks and Insider Participation" below for the names of the members of the 1994 Compensation Committee.)

Since the organization of the Corporation and the Trust Company earlier in 1995, the Executive Committees of the Boards have met once and the Compensation Committee has met three times. There have been no meetings of the Audit Committee.

The Board of Directors of the Corporation has held three meetings in 1995 and the Board of Directors of the Trust Company has held one meeting. No member of the Board of the Corporation or of the Trust Company attended in 1995 fewer than 75% of the aggregate of (1) the total number of meetings of the Boards (including the Boards of Old U.S. Trust) held during the period for which he or she has been a director and (2) the total number of meetings held by all committees on which he or she served.

DIRECTORS' COMPENSATION

Each director of the Corporation who is not also an officer of the Corporation or of the Trust Company receives a retainer fee of $15,000 per year and an attendance fee of $1,000 for each meeting attended of the Board of Directors of the Corporation, of the Board of Directors of the Trust Company, of the Executive Committee of each Board and of the committees of the Board of Directors of the Trust Company other than those mentioned below. If the Boards or the Executive Committees of the Corporation and the Trust Company meet on the same day, only one fee is paid to a director for attendance at both meetings. Under the Stock Plan for Non-Officer Directors, each director of the Corporation who is not also an officer of the Corporation or of the Trust Company receives 200 Common Shares of U.S. Trust Corporation each February as an additional part of his or her annual retainer fee.

The Chairman of the Audit Committee receives an annual retainer of $12,500 and each member of such Committee receives an annual retainer of $10,000. The Chairman of the Compensation Committee receives an annual retainer of $10,000 and each member of such Committee receives an annual retainer of $7,000. All directors are reimbursed for travel and other out-of-pocket expenses incurred by them in attending board or committee meetings.

Under the Board Member's Deferred Compensation Plan of the Corporation (the "Board Deferred Plan"), directors who are not also officers of the Corporation, the Trust Company or other subsidiaries of the Corporation ("Eligible Board Members") may elect to defer any or all of their cash compensation (including meeting attendance fees) for services rendered as directors of the Corporation, or of the Trust Company or as members of any Board committee. An Eligible Board Member (i) allocates his or her deferred compensation between an interest account and a phantom share unit account (at least 50% of deferred amounts must be allocated to phantom share units), and (ii) designates the portion of his or her interest account which is to be credited with earnings based on each of the rates of return available under the Board Deferred Plan. Currently, there are six available rates of return: the Trust Company's prime rate and rates of return matching the rates of return on five of the investment funds available under the Trust Company's 401(k) Plan and ESOP. Deferred compensation is converted into phantom share units by dividing the dollar amount of such compensation by the market value of one Common Share at the time of conversion. Phantom share units earn Common Share dividend equivalents which are converted into additional phantom share units on the basis of the market value of a Common Share on the relevant dividend payment date.

Payouts of amounts held for the account of an Eligible Board Member under the Board Deferred Plan are made in ten annual installments commencing in the year following the year in which the Eligible Board Member ceases to be a director of the Corporation or of the Trust Company. Payouts of interest account balances are made in cash, and payouts with respect to phantom share units consist of one Common Share for each whole phantom share unit.

Directors who are not officers of the Corporation or of the Trust Company who retire from the Board at age 72 with 10 or more years of Board service (including service on the Boards of Old U.S. Trust) are paid an annual retirement benefit for life equal to the annual retainer as a Board member received in his or her last full year of Board membership. Directors with less than 10 years of service who retire at age 72 and directors with 15 or more years of service who retire prior to age 72 are paid the same annual benefit for the lesser of the number of years he or she served on the Board or for life.

Under a Stock Option Plan for Non-Employee Directors of Old U.S. Trust (the "Directors Plan"), a maximum of 125,000 Common Shares of the Corporation were reserved for grants of options to members of the Board of Directors who were not full-time employees (the "Non-Employee Directors"). Each person who either was a Non-Employee Director at the time of the adoption of the Directors Plan in April 1989 or who subsequently became a Non-Employee Director had been granted an option to purchase 5,000 Common Shares.

Options granted under the Directors Plan were granted for a period of ten years. The exercise price per share was the fair market value, as defined in the Directors Plan, of a Common Share on the date of grant. Each option became exercisable in three equal, cumulative installments on each of the first three anniversary dates of the date the option was granted.

As a result of the Reorganization, all options under the Directors Plan that were not exercised before the effective time of the Reorganization were cancelled in return for a cash payment equal to the excess of the aggregate Determined Value (as defined in the Directors Plan) of the Common Shares subject to the option over the aggregate option exercise price of such Common Shares.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Committee Interlocks and Insider Participation

During 1994, the following non-employee directors served as members of the Compensation Committee: Mr. Philip L. Smith (the Committee Chairman), Mr. Peter
O. Crisp, Mr. Frederic C. Hamilton, Mr. Richard F. Tucker, Mr. Robert N. Wilson and Ms. Ruth A. Wooden. (See "Transactions with Directors and Executive Officers" below.)

Report on Executive Compensation

The Compensation Committee is responsible for the administration of U.S. Trust's executive compensation program, with oversight review by the Boards of Directors of the Corporation and of the Trust Company. The Compensation Committee determines salary, bonus, stock options and other benefits for senior officers of U.S. Trust, in each case (other than the Chief Executive Officer) upon the recommendation of the Chief Executive Officer.

COMPENSATION STRATEGY AND PROGRAM. U.S. Trust is committed to attracting, motivating and encouraging long-term employment of high-caliber, service-oriented individuals. The Compensation Committee expects and seeks excellence in performance and uses the compensation program as a means to reward superior achievement. The Compensation Committee manages compensation to support the long-term interests of U.S. Trust and its shareholders by adhering to the following basic strategic principles:

     - Compensation at all levels will be competitive with comparable organizations and will reward employees on the basis of their performance and contribution to U.S. Trust.

     - U.S. Trust's benefits package will be competitive and designed to encourage a career commitment to U.S. Trust.

     - Total incentive compensation paid will be based on overall corporate performance; individual and unit performance will determine the allocation of the total among selected participants.

     - As an employee moves up at U.S. Trust, a larger proportion of his or her total compensation will be incentive compensation which will be influenced in large part by the market value of U.S. Trust Common Shares. Incentive compensation at the executive officer level may exceed by several times the executive's base salary, while for the great majority of employees, incentive compensation is unlikely to exceed their base salary. One-half or more of each executive officer's incentive compensation (including stock options) is likely to be measured in terms of the value of U.S. Trust Common Shares.

     - U.S. Trust encourages employee ownership of U.S. Trust Common Shares and has therefore established an ESOP and other stock-based incentive compensation plans. The Compensation Committee believes that the performance of U.S. Trust is best when employees think like owners. Acceptance of U.S. Trust's ownership philosophy is a requirement for advancement to senior management positions; senior management will be expected over time to build and maintain significant ownership positions in U.S. Trust Common Shares. However, prior to 1995, the Committee had not established any specific minimum targets of stock ownership for any of U.S. Trust's executive officers.

Salaries are administered to provide a level of base compensation that is competitive with that available at other high caliber institutions. Annual salary increases generally reflect improved individual performance, increased responsibilities and changes in the competitive marketplace. These factors involve subjective judgments made by the Compensation Committee and are not weighted. For competitive comparisons in 1994, the Committee particularly considered companies in the peer group used for the performance graph below. In general, salaries of U.S. Trust's CEO and the other executive officers named in the Summary Compensation Table below ranked at or somewhat below the median of salaries paid to executives in comparable positions at the peer group companies. However, the Compensation Committee had not adopted any policy requiring that the salaries of these officers be set so as to achieve any specific relationship to the levels of executive officer salaries at the peer group companies.

Annual incentive compensation for 1994 was paid under the 1990 Annual Incentive Plan (the "Annual Plan") based on the attainment of annual corporate and personal performance objectives. As to the corporate performance objectives for 1994, the Compensation Committee determined that the size of the pool available for awards would be a percentage, from 25% to 110%, of the potential award pool, depending on the level of the Corporation's absolute return on equity (ROE) for 1994. The Committee also determined that for this purpose, the Corporation's ROE for 1994 would be adjusted to eliminate the effect of the extraordinary charges to earnings required to be recognized in connection with the Reorganization. The adjusted ROE formula resulted in an award pool equal to 87.5% of the potential pool for 1994 awards. Individual Annual Plan awards were based on the Compensation Committee's assessment of personal achievement of objectives by members of management, such as attainment of long-term goals for their business units, client satisfaction, new business development and results achieved in relation to budget. Arithmetic criteria were not used in determining the amount of individual awards under the Annual Plan or the amount of base compensation payable to senior officers.

Long-term incentive compensation for U.S. Trust's executive officers in 1994 was granted in the form of performance share units, and in the form of stock options that provide for an exercise price equal to the fair market value of U.S. Trust Common Shares at the time of grant. The size of each executive officer's stock option award was not based on arithmetic criteria but rather was based on the Compensation Committee's assessment of the individual's potential long-term contribution to U.S. Trust's results, taking into account the number of options and shares currently held by that individual. Executive officers generally were and are strongly encouraged to hold shares obtained through the exercise of stock options consistent with U.S. Trust's commitment to substantial stock ownership by its executives.

Performance share units, which are phantom shares of U.S. Trust Corporation stock, were granted annually under the 1989 Stock Compensation Plan. From 0% to 100% of the units so granted were earned over a three-year performance cycle based on achievement of earnings and ROE goals (both in absolute terms and in relation to other banking organizations). The value of awards to executives was based on the number of performance share units earned and the value per share of U.S. Trust's Common Shares during the last month of the performance cycle. Dividend equivalents were paid and reinvested in additional performance share units during the performance cycle. The number of performance share units initially granted was based on a guideline percentage of salary, divided by the stock price at the time of grant. The guideline percentage used for this purpose was 60% in the case of the CEO, and 45% to 55%, in the case of the other named executive officers. The performance share earn out for the 1992-94 cycle was 100% of the initial grant amount reflecting 100% achievement of goals for absolute growth in earnings per share, absolute ROE, and relative ROE performance against peers. In measuring U.S. Trust's performance, the Committee adjusted actual results to eliminate the effect of the extraordinary charges to 1994 earnings related to the Reorganization and the gain on the sale of the Corporation's partnership interest in Financial Technologies International L.P.

The Committee took no action during 1994 to establish a policy with respect to the payment of compensation to U.S. Trust's executive officers of amounts that qualify for tax deductibility under the $1 million limit on deductible compensation under section 162(m) of the Internal Revenue Code. The Committee deferred taking action, in part, because the compensation payable to Mr. Schwarz and each of the other named executive officers for 1994 was not expected to exceed (and in fact did not exceed) the amount deductible under section 162(m). In addition, because of Old U.S. Trust's intended disposition of its securities processing businesses to Chase, the Committee believed it would be premature to establish a policy regarding section 162(m) before executive compensation programs had been established for New U.S. Trust. As indicated below, a new program of executive compensation has been established for New U.S. Trust. However, the Committee has deferred taking action to establish a policy regarding section 162(m) until some time in early 1996, in part, because the compensation payable by New U.S. Trust for 1995 to Mr. Schwarz and the other named executive officers is not expected to exceed the amount deductible by New U.S. Trust under section 162(m). In addition, the Committee believes that it will be better able to determine the appropriateness of a policy regarding section 162(m) if the matter is considered in the context of establishing executive compensation for New U.S. Trust's first full year of normal operations, after the special circumstances of the Reorganization will no longer be a factor and after New U.S. Trust has had some period of actual financial results of operation.

As a result of the Reorganization, all holders of stock options then outstanding, including the named executive officers, became entitled to receive payments from Old U.S. Trust to cash out their stock options. Similarly, as a result of the Reorganization, all participants in Old U.S. Trust's Annual Incentive Plan (a predecessor to the Annual Plan), including certain of the named executive officers, became entitled to receive payments to cash out the unpaid balance of their previously deferred awards under that Plan. The Committee believed that payment of the foregoing amounts was appropriate whether or not fully deductible by Old U.S. Trust under section 162(m), in view of the special circumstances that were present as a result of the Reorganization, and the fact that in each case these amounts were payable pursuant to plan provisions that antedated the enactment of section 162(m).

CEO COMPENSATION FOR 1994. The salary paid in 1994 to H. Marshall Schwarz, Chairman and Chief Executive Officer ("CEO"), was $547,308. Mr. Schwarz's salary reflected the Compensation Committee's review of competitive and internal compensation levels, as well as its belief that executive compensation should be influenced by both short and long-term operating results and should reflect both short and long-term incentives rather than salary alone.

Mr. Schwarz also received an award for 1994 under the Annual Plan and earned a performance share award for the 1992-94 cycle. The amounts of these awards to Mr. Schwarz were determined in the manner indicated in the above descriptions of these incentive compensation programs. In addition, he was granted a nonqualified stock option for 15,000 Common Shares at an exercise price of $51.25 per share, the market price of U.S. Trust Common Shares on January 25, 1994, the date of the grant.

The foregoing report on executive compensation deals with compensation paid in 1994 by Old U.S. Trust. The differences in compensation strategy and programs between Old U.S. Trust and New U.S. Trust are as follows:

     1. No further awards (including grants of performance share units described below) will be made under the 1989 Stock Compensation Plan, nor will any further awards for periods after the Reorganization be made under the Annual Plan. Shareholders are being asked to approve a new stock option plan and a new executive incentive plan as the key elements of executive compensation. See "Approval of 1995 Stock Option Plan" and "Approval of Executive Incentive Plan" below.

     2. In furtherance of the Corporation's stock ownership philosophy for senior management, the Compensation Committee has for the first time established specific target levels of stock ownership for each of U.S. Trust's executive officers. In the case of the named executive officers, the target levels of ownership, which are expected to be achieved over a period of time, are stock having a value of eight times salary for Messrs. Schwarz, Maurer and Taylor and six times salary for Messrs. Deignan and Napoli.

     3. U.S. Trust will no longer compare its financial performance to a group of peer banks but will instead focus on the attainment of internal financial goals in determining payouts under its incentive plans.

     4. The performance measure to be used in measuring financial performance under the Corporation's incentive plans will be earnings per share
        (EPS); under the Annual Plan maintained by Old U.S. Trust, return on equity (ROE) was the measuring statistic.

In summary, the Compensation Committee believes it has a comprehensive and competitive executive compensation program with an appropriate balance between salary and short and long-term incentives and with an emphasis on stock-based compensation. It intends to continue this emphasis in the future.

                                          Respectfully submitted,

                                          Philip L. Smith, Chairman
                                          Peter O. Crisp
                                          Frederic C. Hamilton
                                          Richard F. Tucker
                                          Robert N. Wilson
                                          Ruth A. Wooden

The following table sets forth the compensation paid or accrued during 1994, 1993 and 1992 to the CEO and the four other most highly compensated executive officers of New U.S. Trust for services rendered in all capacities to the Corporation and to the Trust Company and their affiliates.

Summary Compensation Table

                                  ANNUAL                     LONG-TERM
                                  COMPENSATION               COMPENSATION
                                  -------------------------  ------------------------------
                                                             AWARDS               PAYOUTS
                                                    OTHER    -------------------- ---------
                                                    ANNUAL   RESTRICTED   STOCK   LONG-TERM  ALL OTHER
                                                    COMPEN-  STOCK        OPTION  INCENTIVE  COMPEN-
                                  SALARY   BONUS    SATION   AWARDS       AWARDS  PAYOUTS    SATION(1)
NAME AND PRINCIPAL POSITION YEAR  ($)      ($)      ($)      (#)          (#)     ($)        ($)
------------------------------------------------------------------------------------------------------
H.M. Schwarz                 1994 547,308  257,635     0            0      15,000  465,099      33,177
  Chairman, CEO              1993 517,308  304,135     0            0      10,000  545,015      89,641
                             1992 485,192  305,740     0            0           0  221,688      28,451
J.S. Maurer                  1994 401,539  169,923     0            0      10,000  316,316      23,913
  President, COO             1993 381,538  205,923     0            0       6,000  370,669      61,175
                             1992 359,423  212,029     0            0      15,000  150,617      20,737
F.B. Taylor                  1994 371,539  151,423     0        3,500       9,000  262,554      21,428
  Vice Chairman,             1993 351,539  187,423     0            0       5,000  307,670      48,860
  Chief Investment           1992 329,423  183,529     0            0      12,000  126,057      18,527
  Officer
J.M. Deignan                 1994 287,846  110,358     0            0       3,000  187,538      14,392
  Executive Vice             1993 274,808  126,260     0            0       3,000  202,184      12,888
  President                  1992 259,808  112,010     0            0       6,000   84,112      12,040
P. K. Napoli                 1994 272,846  111,358     0            0       3,000  173,286      17,046
  Executive Vice             1993 257,769  136,230     0            0       3,000  188,996      13,740
  President                  1992 240,808  127,960     0            0       7,500   78,243      12,990

--------------------------------------------------------------------------------

(1) See following table for identification and amounts of components.

The following table lists for each of the named executive officers the payments that comprise the "All Other Compensation" amounts for 1994 found in the Summary Compensation Table.

All Other Compensation

                                 EMPLOYER         SUPPLEMENTAL       EARNINGS ON
                               CONTRIBUTION           ESOP             DEFERRED
                                TO ESOP(1)          AMOUNT(2)         AWARDS(3)         TOTAL
      NAME          YEAR            ($)                ($)               ($)             ($)
--------------------------------------------------------------------------------------------------
H.M. Schwarz        1994       7,500              19,865             5,812             33,177
J.S. Maurer         1994       7,500              12,577             3,836             23,913
F.B. Taylor         1994       7,500              10,007             2,851             21,428
J.M. Deignan        1994       7,500              6,892              0                 14,392
P. K. Napoli        1994       7,500              6,142              3,404             17,046

--------------------------------------------------------------------------------

(1) Represents the amount of the employer contribution made to the ESOP portion of the 401(k) Plan and ESOP on behalf of each of the named executive officers for the year indicated.

(2) Represents the amount of the employer contribution, otherwise required under the ESOP portion of the 401(k) Plan and ESOP, that could not be made to the Plan on behalf of the named executive officers for the years indicated due to certain limitations imposed under the Internal Revenue Code of 1986 (the "Code Limitations"). This amount is credited to the officer's account under the Corporation's Executive Deferred Compensation Plan, and payment is deferred until termination of the officer's employment.

(3) Represents that portion of the interest accrued on certain previously deferred incentive plan cash awards which is "above market" interest as defined in the rules of the Securities and Exchange Commission.

STOCK OPTIONS. The following table sets forth certain information concerning options granted during 1994 to the executive officers named in the Summary Compensation Table, including potential gains that these officers would realize under two stock price growth-rate assumptions compounded annually. Under the 5% growth-rate assumption, the indicated values would be realized if the stock price reached $83.48 per share at the end of the option term (10 years from grant). Correspondingly, under the 10% growth-rate assumption, the indicated values would be realized if the stock price reached $132.93 per share.

Option Grants in 1994


                                                                               POTENTIAL REALIZABLE
                                                                                        VALUE
                                                                                 AT ASSUMED ANNUAL
                                                                               RATES OF STOCK PRICE
                                                                                 APPRECIATION FOR
                       INDIVIDUAL GRANTS                                           OPTION TERM(1)
                       ---------------------------------------------------    ---------------------
                        NUMBER OF                   EXERCISE
                       SECURITIES    % OF TOTAL    PRICE PER
                       UNDERLYING      OPTIONS       SHARE
                         OPTIONS     GRANTED TO     (MARKET
                         GRANTED      EMPLOYEES     PRICE AT
                          (# OF          IN         DATE OF     EXPIRATION
         NAME            SHARES)     FISCAL YEAR   GRANT)($)     DATE(2)      5% ($)     10% ($)
--------------------------------------------------------------------------------------------------
H.M. Schwarz           15,000        7.7%         51.25         01/25/04     483,450    1,225,200
J.S. Maurer            10,000        5.1%         51.25         01/25/04     322,300    816,800
F.B. Taylor            9,000         4.6%         51.25         01/25/04     290,070    735,120
J.M. Deignan           3,000         1.5%         51.25         01/25/04     96,690     245,040
P.K. Napoli            3,000         1.5%         51.25         01/25/04     96,690     245,040
--------------------------------------------------------------------------------------------------

(1) Annual growth-rate assumptions are prescribed by rules of the Securities and Exchange Commission and do not reflect actual or projected price appreciation of U.S. Trust Corporation Common Shares.

(2) Options granted in 1994 were exercisable in four equal, cumulative installments in each of the first through fourth anniversary dates of the date of grant (January 25, 1994). As a result of the Reorganization, each of the options in this table, to the extent it had not been exercised or cancelled prior to the Effective Time of the Reorganization, was cancelled as of the Effective Time, and with respect to each option so cancelled, the holder thereof became entitled to receive a lump-sum cash payment in an amount equal to the excess of the aggregate Determined Value of the Common Shares subject to the option over the aggregate exercise price of such Common Shares. See "Change in Control Provisions" below.

The following table discloses the aggregated stock option exercises for each of the named executive officers in the fiscal year ended December 31, 1994. It also shows the number of vested and unvested unexercised options and the value of vested and unvested unexercised in-the-money options as of December 31, 1994.

Aggregated Option Exercises in 1994 and Year-End Option Values

                                                           NUMBER OF
                                                          SECURITIES                     VALUE OF
                                                          UNDERLYING                    UNEXERCISED
                                                          UNEXERCISED                  IN-THE-MONEY
                                                          OPTIONS AT                    OPTIONS AT
                   SHARES                                 YEAR-END(#)                 YEAR-END($)(2)
                 ACQUIRED ON        VALUE          -------------------------     -------------------------
     NAME        EXERCISE(#)   REALIZED($)(1)      EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
----------------------------------------------------------------------------------------------------------
H.M. Schwarz        5,500         176,875.00             58,500/35,000              1,643,550/629,025
J.S. Maurer         2,300          81,075.00             39,450/31,250              1,095,142/587,602
F.B. Taylor         2,550          89,887.50             30,950/25,500                845,800/458,137
J.M. Deignan        1,000          24,000.00              5,750/13,250                152,905/213,955
P.K. Napoli         1,500          52,875.00              6,750/14,250                175,590/237,270
----------------------------------------------------------------------------------------------------------

(1) Aggregate market value on the date(s) of exercise less aggregate exercise price.

(2) Total value of unexercised options is based on the difference between aggregate market value of U.S. Trust Corporation Common Shares at $63.50 per share, the closing price on December 30, 1994, and aggregate exercise price.

PERFORMANCE SHARE UNITS. The 1989 Stock Compensation Plan (the "Stock Plan") provided for the grant of performance share units which were earned over a 3-year "Performance Cycle" to the extent that pre-established performance goals for the Corporation were met. Except for any portion of an earned award that an officer had previously elected to defer, earned awards were paid as soon as practicable after the close of the Performance Cycle. Awards that were not deferred were paid in a combination of cash and the Corporation's Common Shares, as the Compensation Committee determined, but at least 50% of a non-deferred award was paid in the Corporation's Common Shares. Deferred awards were either converted to "phantom share units" ("PSUs") or credited to the "Interest Portion" of the officer's account under the Stock Plan, as the officer elected, but at least 50% of any deferred award was converted to PSUs.

Earnings are credited to the Interest Portion of a deferred award at the Trust Company's prime rate, or at a rate of return matching the rate of return on any one or more of the investment funds available for investment of the 401(k) portion of employees' accounts under the 401(k) Plan and ESOP other than the U.S.T. Corp. Stock Fund, as the officer may select from time to time. The "PSU Portion" of an officer's deferred award is credited, as of the date of each dividend payment on the Corporation's Common Shares, with dividend equivalents in the form of additional PSUs.

Payments with respect to deferred awards are made in 10 annual installments commencing in the year following the officer's retirement or other termination of employment. Payments with respect to the PSU Portion of a deferred award are made in the form of the Corporation's Common Shares, and payments with respect to the Interest Portion of a deferred award are made in cash.

Performance share units were also awarded to officers of the Corporation and the Trust Company and their subsidiaries under two predecessor plans: the 1988 Long-Term Performance Plan of U.S. Trust Corporation and the Long-Term Performance Plan of U.S. Trust Corporation (collectively, the "Predecessor Performance Plans"). The provisions of the Predecessor Performance Plans are substantially the same as those applicable to the performance share unit feature of the Stock Plan. No Performance Cycles remain in progress under the Predecessor Performance Plans. However, deferred awards remain outstanding under these plans, in the form of PSUs and account balances that are credited with interest under substantially the same provisions as described above in the case of the "Interest Portion" of deferred awards under the Stock Plan.

Each performance share unit and each PSU credited to an officer under the Stock Plan and the Predecessor Performance Plans represents one Common Share of the Corporation, but constitutes only a "phantom" share. It entitles the holder to be credited with dividend equivalents and to receive one Common Share of the Corporation for each such unit to the officer's credit when distributions are made to the officer from the plan, but it does not otherwise entitle the officer to any of the rights of a holder of the Common Shares.

The following table sets forth certain information concerning long-term incentive awards granted during 1994 to the executive officers named in the Summary Compensation Table.

Long-Term Incentive Awards Granted In 1994

                                                 ESTIMATED FUTURE PAYOUTS OF PERFORMANCE SHARE
                   NUMBER OF      PERFORMANCE                        UNITS
                  PERFORMANCE    PERIOD UNTIL   -----------------------------------------------
     NAME       SHARE UNITS(#)      PAYOUT      THRESHOLD(#)(1)   TARGET(#)(2)   MAXIMUM(#)(2)
-----------------------------------------------------------------------------------------------
H.M. Schwarz    6,042            3 years        3,021             6,042          6,042
J.S. Maurer     4,076            3 years        2,038             4,076          4,076
F.B. Taylor     3,420            3 years        1,710             3,420          3,420
J.M. Deignan    2,394            3 years        1,197             2,394          2,394
P.K. Napoli     2,257            3 years        1,129             2,257          2,257
-----------------------------------------------------------------------------------------------

(1) Assumes minimum number of performance share units earned in each performance goal for 1994-96 performance cycle.

(2) Assumes all specified performance targets are reached.

As a result of the Reorganization, the performance goals established for the 1995 and 1996 Performance Cycles were deemed to have been met in full, and all performance share units awarded to each officer for each of the 1995 and 1996 Performance Cycles were deemed to be fully earned and payable to the officer if he or she remains in employment with the Corporation or its affiliates until the end of such Performance Cycle or if he or she leaves such employment before the end of such Performance Cycle as a result of retirement or termination due to staff reductions associated with the Reorganization. The following table shows, for each executive officer named in the Summary Compensation Table, the number of performance share units awarded for the 1995 and 1996 Performance Cycles (increased to reflect the issuance of additional performance share units as payment for Common Share dividend equivalents credited to outstanding performance share units) that were deemed to be fully earned and payable to the executive officer as a result of the Reorganization:

                                                        PERFORMANCE       PERFORMANCE
                                                           SHARE             SHARE
                                                         UNITS FOR         UNITS FOR
                            NAME                        1995 CYCLE        1996 CYCLE
        ---------------------------------------------  -------------     -------------
        H.M.Schwarz..................................      6,592             6,274
        J.S. Maurer..................................      4,472             4,232
        F.B. Taylor..................................      3,736             3,551
        J.M. Deignan.................................      2,660             2,523
        P.K. Napoli..................................      2,469             2,379

To the extent awards for the 1995 and 1996 Performance Cycles become payable to participants, including the named executive officers, in the form of Common Shares or PSUs, the number of

Common Shares to be distributed or PSUs to be credited to participants with respect to such awards will be adjusted, in accordance with a conversion formula contained in the Stock Plan, to reflect the Reorganization. All PSUs, and all Benefit Equalization Units ("BEUs"), standing to the credit of participants, including the named executive officers, with respect to previously deferred awards under the Stock Plan were converted, as of the closing date of the Reorganization, into an adjusted number of PSUs and BEUs in accordance with a similar conversion formula contained in the Stock Plan.

PERFORMANCE GRAPH. The graph below compares the annual change in the cumulative total return on U.S. Trust Common Shares with the annual change in the cumulative total returns of the Standard & Poor's Composite -- 500 Stock Index and a group of Old U.S. Trust peer companies. The peer companies are banking organizations selected on the basis of their similarity to Old U.S. Trust in having a high percentage of revenues from fees generated by personal trust business and other fee-based services. The peer group consists of The Bank of New York Company, Inc., Bankers Trust New York Corporation, Boatmen's Bancshares, Inc., Comerica Incorporated, CoreStates Financial Corp, Fleet Financial Group Inc., Key Corp, Mellon Bank Corporation, Mercantile Bancorporation Inc., Mercantile Bankshares Corporation, J.P. Morgan & Co., Incorporated, NBD Bancorp, Inc., Northern Trust Corporation, PNC Financial Corp, State Street Boston Corporation, Sun Trust Banks, Inc. and Wilmington Trust Company.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMONG U.S. TRUST, S&P 500 AND BANK PEER GROUP**

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)         U.S. TRUST        S&P 500       PEER GROUP
1989                                     100.0           100.0           100.0
1990                                      87.9            96.9            88.1
1991                                     127.3           126.3           149.7
1992                                     151.2           135.9           180.2
1993                                     166.3           149.5           186.1
1994                                     209.2           151.5           169.5

 * Assumes that the value of the investment in U.S. Trust Common Shares, the S&P 500 index and the peer group was $100 on December 31, 1989, and that all dividends were reinvested.

** The return of each member of the peer group has been weighted according to its respective stock market capitalization.

RETIREMENT BENEFITS. Each of the executive officers named in the Summary Compensation Table is a participant in The Employees' Retirement Plan of United States Trust Company of New York and Affiliated Companies (the "Retirement Plan"). The Retirement Plan is a defined benefit pension plan which is tax qualified under Section 401(a) of the Internal Revenue Code. The Retirement Plan provides for payment of a pension in an annual amount equal to a specified percentage (based on the length of a participant's credited service up to a maximum of 35 years) of the participant's average base salary for his highest five consecutive years of base salary during the last ten plan years prior to retirement or other termination of employment, reduced by a portion of the participant's annual Social Security benefit. The table below shows the estimated annual pension payable under the Retirement Plan's benefit formula upon retirement at age 65 to persons in specified remuneration and years-of-service classifications who have elected to receive their pensions under a straight life annuity option. The amounts shown do not reflect reductions which would be made to offset Social Security benefits.

HIGHEST CONSECUTIVE                  ESTIMATED ANNUAL PENSION FOR
FIVE-YEAR                                   REPRESENTATIVE
AVERAGE BASE SALARY                   YEARS OF CREDITED SERVICE
----------------------------------------------------------------------------------------------
                                                                                       35 OR
                                     15           20           25           30          MORE
----------------------------------------------------------------------------------------------
$200,000                          $ 67,500     $ 90,000     $100,000     $110,000     $120,000
 250,000                            84,375      112,500      125,000      137,500      150,000
 300,000                           101,250      135,000      150,000      165,000      180,000
 350,000                           118,125      157,500      175,000      192,500      210,000
 400,000                           135,000      180,000      200,000      220,000      240,000
 450,000                           151,875      202,500      225,000      247,500      270,000
 500,000                           168,750      225,000      250,000      275,000      300,000
 550,000                           185,625      247,500      275,000      302,500      330,000
 600,000                           202,500      270,000      300,000      330,000      360,000
----------------------------------------------------------------------------------------------

The table below sets forth the number of years of credited service and the average base salary, in each case as of the end of 1994, that would be taken into account in determining the pension payable under the Retirement Plan's benefit formula to each of the executive officers named in the Summary Compensation Table.

                                                                                     AVERAGE
                                                                   YEARS              BASE
                             NAME                                OF SERVICE          SALARY
---------------------------------------------------------------------------------------------
H.M. Schwarz                                                     27.9               $496,000
J.S. Maurer                                                      24.5                366,000
F.B. Taylor                                                      28.6                337,000
J.M. Deignan                                                     7.0                 263,400
P.K. Napoli                                                      11.0                246,400
---------------------------------------------------------------------------------------------

The amount of compensation taken into account in determining each executive officer's pension under the Retirement Plan's formula, as shown in the third column of the table above, represents the average of the rates of base salary in effect for such officer as of the last day of each of the years 1990 through 1994. In the case of each such officer, the base salary amounts so taken into account for the years 1992, 1993 and 1994 differ from the amounts shown in the "Salary" column of the Summary Compensation Table for these years, in that the latter amounts represent the base salary actually earned by the officer during each such year, rather than the rate of base salary in effect for the officer at the end of that year.

The pension amounts otherwise payable from the Retirement Plan are subject to reduction to the extent necessary to comply with the applicable Code Limitations. However, in the case of each executive officer named in the Summary Compensation Table, any pension amount otherwise payable under the Retirement Plan's benefit formula that cannot be paid to such officer from the Retirement Plan because of the Code Limitations will be paid to the officer under the Corporation's Benefit Equalization Plan.

CHANGE IN CONTROL PROVISIONS. Various compensation and benefit plans maintained by New U.S. Trust, under which the executive officers named in the Summary Compensation Table are covered, contain provisions pursuant to which payment of the benefits provided under the plan would be accelerated in the event of a "change in control" of the Corporation (as defined in such plans), unless the Board of Directors otherwise determines prior to the date of the change in control (or not later than 45 days thereafter in certain circumstances). As defined in each of such plans, a "change in control" means that any of the following events has occurred: (i) 20% or more of the Common Shares have been acquired by any person (as defined by Section 3(a)(9) of the Securities Exchange Act of 1934) other than directly from the Corporation; (ii) there has been a merger or equivalent combination after which 49% or more of the voting stock of the surviving corporation is held by persons other than former shareholders of the Corporation; or (iii) 20% or more of the directors elected by shareholders to the Board of Directors of the Corporation are persons who were not nominated by the Board of Directors or Executive Committee of the Board of Directors in the most recent proxy statement of the Corporation.

Specifically, upon such a change in control (a) the restrictions applicable to all restricted stock previously awarded under the Stock Plan and all restricted units awarded under the Executive Incentive Plan would lapse, and a cash payment would be made for each share of restricted stock and each restricted unit equal to the Determined Value (as defined in such plans) of a Common Share of the Corporation; (b) the non-vested portion of all stock options granted under the 1995 Stock Option Plan and held by current officers or former officers whose employment terminated by reason of retirement would become vested and immediately and fully exercisable; (c) each stock option granted under the 1995 Stock Option Plan would be cancelled, and each holder of such cancelled option (other than a holder of an option granted less than six months prior to the change in control who is an executive officer subject to Section 16 of the Securities Exchange Act of 1934) would be entitled to receive a cash payment equal to the excess of the Determined Value (as defined in the 1995 Stock Option
Plan) of the Common Shares subject to such option over the aggregate purchase price of such Common Shares under the terms of the option; (d) all performance share units awarded under the Stock Plan for any performance cycle in which the change in control occurs would become immediately payable in full, and a cash payment would be made for each such performance share unit in an amount equal to the Determined Value (as defined in the Stock Plan) of a Common Share of the Corporation; (e) all previously deferred awards of performance share units under the Stock Plan would become immediately payable in the form of a cash payment in an amount equal to the sum of the Interest Portion (as defined in the Stock
Plan) of such awards and the Determined Value (as defined in the Stock Plan) of the number of Common Shares of the Corporation corresponding to the number of units included in the Phantom Share Unit Portion (as defined in the Stock Plan) of such awards; (f) all benefit equalization units previously granted under the Stock Plan (a form of phantom share unit) would become immediately payable in the form of a cash payment in an amount equal to the Determined Value (as defined in the Stock Plan) of the number of Common Shares of the Corporation corresponding to the number of benefit equalization units credited to the participant; (g) all awards under the Executive Incentive Plan for the year in which the change in control occurs would be deemed to have been earned in full and to the maximum extent, and would be immediately payable in the form of a cash payment; (h) the balance of each participant's account under the Executive Deferred Compensation Plan would become immediately payable in the form of a cash payment; and (i) the supplemental pension benefits provided for any officer under the Benefit Equalization Plan and, in the case of Messrs. Schwarz, Maurer and Taylor, under the supplemental pension agreements between such officers and the Corporation, would become immediately payable upon the "involuntary termination" (as defined in such plan and agreements) of such officer's employment following a change in control, in the form of a cash payment in an amount equal to the single sum actuarial equivalent of the officer's supplemental pension benefits.

The Retirement Plan provides that if that plan is terminated within four years after the occurrence of a change in control, any surplus funding in the plan would be applied (subject to the Code Limitations and other tax qualification requirements applicable to the Retirement Plan) to provide pro rata increases in the accrued pension benefits of all qualified participants in the Retirement Plan, including the executive officers named in the Summary Compensation Table.

In addition, under the 1990 Change in Control and Severance Policy for Top Tier Officers, each of the executive officers named in the Summary Compensation Table would be entitled to receive severance benefits in the event of any such officer's involuntary termination of employment within two years following a change in control. In such event, each such officer would be entitled to receive a cash payment in an amount equal to the sum of (a) two times such officer's then current annual base salary, (b) two times the average of the highest three of the previous five years' awards to such officer under the Executive Incentive Plan and the Annual Plan and (c) 26 times such officer's then current weekly base salary.

The Reorganization constituted a "change in control" for purposes of certain plans maintained by Old U.S. Trust. Specifically, the Reorganization was so treated with respect to all options granted under Old U.S. Trust's option plans other than incentive stock options granted before October 27, 1987, with the following consequences:

     (a) each incentive stock option granted under the Stock Plan which was not fully exercisable was accelerated, so that the holder thereof was entitled to exercise such option immediately before the Effective Time of the Reorganization (the "Effective Time") with respect to any or all of the Common Shares then subject to the option;

     (b) each option granted under the Stock Plan and predecessor option plans, to the extent it had not expired or had not been exercised or cancelled prior to the Effective Time, was cancelled as of the Effective Time; and

     (c) with respect to each option so cancelled, the holder thereof became entitled to receive a cash payment in an amount equal to the excess of (i) the Determined Value (as defined below) of the Common Shares subject to the option, over (ii) the aggregate exercise price for such shares.

In accordance with the provisions of the Stock Plan and predecessor option plans, the "Determined Value" of the Common Shares subject to each option so cancelled was determined by multiplying (i) the greater of (A) the highest bid price of a Common Share during the 12-month period ending on the day immediately preceding the closing date of the Reorganization, and (B) the Transaction Value per Common Share, multiplied by (ii) the number of Common Shares subject to such option. The "Transaction Value" per Common Share was defined as the sum of (x) the product of the number of shares of Chase common stock into which each Common Share was converted in the Reorganization, multiplied by an amount equal to the 10-day average of the daily average of the high and low prices for Chase common stock as reported for New York Stock Exchange composite transactions on each of the 10 trading days immediately preceding the last business day before the closing date of the Reorganization, and (y) an amount equal to the 10-day average of the daily average of the high bid and low asked prices for a Common Share of the Corporation in the over-the-counter market as reported by the National Quotation Bureau Incorporated on a "when-issued" basis on each of the 10 trading days immediately preceding the closing date. The application of the foregoing formula resulted in a Determined Value of $81.375 per share for the Common Shares subject to the options so cancelled.

Set forth below is a table showing, for each executive officer named in the Summary Compensation Table, the total number of shares subject to options (exercisable and unexercisable) for which the officer became entitled to receive a cash payment upon the Reorganization, the range of exercise prices under such options, and the number of such option shares that were not exercisable prior to, but became exercisable as a result of, the Reorganization:

                                                                              NO. OF OPTION
                                                              RANGE OF         SHARES THAT
                                         TOTAL NO. OF      EXERCISE PRICE   BECAME EXERCISABLE
                 NAME                    OPTION SHARES        PER SHARE     ON REORGANIZATION
----------------------------------------------------------------------------------------------
H.M.Schwarz                                   78,000       $30.75 - $53.88         21,250
J.S. Maurer                                   56,000       $30.75 - $53.88         17,250
F.B. Taylor                                   41,000       $30.75 - $53.88         15,250
J.M. Deignan                                  19,000       $27.75 - $53.88          6,750
P.K. Napoli                                   12,000       $38.00 - $53.88          7,125
                                         -------------                           --------
Total                                        206,000       $27.75 - $53.88         67,625
                                         ==============                     ==================
----------------------------------------------------------------------------------------------

The Reorganization also constituted a "change in control" as defined in, and for purposes of, Old U.S. Trust's Annual Incentive Plan ("AIP"). Accordingly, previously accrued benefits under the AIP became immediately payable at the Effective Time, and each participant in the AIP became entitled to receive a cash payment in an amount equal to his or her account balance under the plan. The amounts of the account balances, as of such date, that became so payable in the case of the executive officers named in the Summary Compensation Table (other than Messrs. Schwarz and Deignan, who had no account balances under the AIP) are as follows:

                J.S. Maurer                                     $ 151,621.16
                F.B. Taylor                                       112,669.22
                P.K. Napoli                                       134,529.79
                                                                ------------
                     Total                                      $ 398,820.17
                                                                ============

BENEFIT PROTECTION TRUSTS. The Corporation has established the U.S. Trust Corporation Benefits Protection Trust I and the U.S. Trust Corporation Benefits Protection Trust II, and the Trust Company has established the United States Trust Company of New York and Affiliated Companies Executives Benefits Protection Trust, for the purposes of assisting the Corporation and the Trust Company in meeting their obligations under certain of the benefit and compensation plans maintained by them. The U.S. Trust Corporation Benefits Protection Trust I also will cover benefits payable under the Board Deferred Plan with respect to the "Interest Portion" of a board member's deferred amounts under that plan.

Upon the occurrence of a change in control, the trust funds would be used to make benefit payments to the officers and board members in accordance with the provisions of the applicable plans and the trust agreements. However, at all time prior to payment to the officers and board members, all assets held in the trusts will remain subject to the claims of the Corporation's and the Trust Company's respective creditors.

The trusts are intended to qualify as "grantor trusts" within the meaning of the Code, with the consequence that the Corporation and the Trust Company will be treated as owners of all of the assets and income of the trusts for federal income tax purposes. No contributions have been made to the trusts as yet.

DIRECTORS, TRUSTEES AND OFFICERS LIABILITY INSURANCE

Pursuant to Section 726(d) of the New York Business Corporation Law and Section 7024(d) of the New York Banking Law, the Corporation and the Trust Company hereby report that on August 1, 1995, policies of directors and officers liability insurance in the aggregate amount of $50,000,000 were obtained for a three-year term with Lloyd's of London, St. Paul Mercury Insurance Company, Columbia Casualty Insurance Company, Reliance Insurance Company, Gulf Insurance Company, Chubb Custom Insurance Company, Greater American Insurance Company and Executive Risk Specialty Insurance Company at a total cost of $989,724.00 covering all directors and officers of the Corporation and the Trust Company and affiliated companies serving at any time during the term of the policies.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

Some of the Corporation's directors are customers of the Trust Company and some of the directors are officers of corporations or members of partnerships which are customers of the Trust Company. As such customers, they have had transactions in the ordinary course of business with the Trust Company, including borrowings, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features. In the ordinary course of business, the Trust Company uses the products or services of a number of organizations with which directors of the Corporation are affiliated as officers or partners. It is expected that the Trust Company and the Corporation will in the future have transactions with organizations with which directors of the Corporation are affiliated as officers or partners. The law firm of Cravath, Swaine & Moore, of which Mr. Samuel C. Butler is a partner, the law firm of Patterson, Belknap, Webb & Tyler, of which Ms. Antonia M. Grumbach is a partner, the law firm of Wien, Malkin & Bettex, of which Mr. Peter L. Malkin is a partner, and the law firm of Milbank, Tweed, Hadley & McCloy, of which Mr. Carroll L. Wainwright, Jr. is a consulting partner, performed legal services for the Corporation or the Trust Company in 1994.

II RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Subject to shareholder approval, the Boards of Directors of the Corporation and of the Trust Company have appointed Coopers & Lybrand, certified public accountants, as independent auditors for the year 1995. Coopers & Lybrand have served as independent auditors for the Trust Company for many years and have served as independent auditors for the Corporation since its inception in 1977. In their capacity as independent auditors for the year 1994, Coopers & Lybrand performed the following services: audited the consolidated financial statements of the Corporation and the statement of condition of the Trust Company and of certain of the subsidiaries of the Corporation and the Trust Company, the separate financial statements of the Trust Company's employee benefit plans as required by the Employee Retirement Income Security Act of 1974 and the separate monthly financial statements of the Pooled Pension and Profit Sharing Trust Funds and Discretionary Trust Funds administered by the Trust Company; conducted limited reviews of the quarterly financial information that is reported to shareholders; and conducted special internal accounting control reviews of assets held or managed by the Trust Company for others.

The members of the Audit Committee are currently Messrs. Stookey (the Committee Chairman), de Montebello, Douglas, Smith and Wilson.

Representatives of Coopers & Lybrand will be present at the Meeting with the opportunity to make a statement if they wish to do so. They also will be available to respond to appropriate questions.

III APPROVAL OF 1995 STOCK OPTION PLAN

The Board of Directors of the Corporation has adopted, effective September 1, 1995, subject to the approval of the shareholders, the 1995 Stock Option Plan of U.S. Trust Corporation (the "Option Plan"). The Corporation currently has no stock option plan for its employees, since none of the option plans of Old U.S. Trust were transferred to the Corporation or the Trust Company in connection with the Reorganization.

The Board of Directors and the Committee believe, based on their experience with the option plans of Old U.S. Trust, that substantial benefits will accrue to the Corporation from the granting of stock options to its senior officers. Such options help to attract and retain persons of ability as employees and to motivate such persons to exert their best efforts on behalf of the Corporation. Options also encourage such persons to acquire a proprietary interest in the Corporation through stock ownership and thereby afford them a greater incentive to enhance the value of the Common Shares through their own efforts.

The Committee believes that the Corporation's performance is best when its employees think like owners. Acceptance of this ownership philosophy is a requirement for advancement to senior management positions. It is expected that senior management will build and maintain over time significant ownership positions in the Common Shares. The grant of stock options is a key element of this philosophy.

The following is a general summary of the terms of the Option Plan. Such summary is qualified in its entirety by reference to the text of the Option Plan, which is attached to this proxy statement as Appendix A.

Purpose

The purpose of the Option Plan is to advance and promote the interests of the Corporation and its affiliated companies by encouraging and enabling their officers to acquire Common Shares. The Option Plan is intended as a means of attracting and retaining outstanding management and promoting a close identity of interest between management and the Corporation's shareholders.

Common Shares Available for Options

The Option Plan authorizes the grant of options to purchase a maximum of 850,000 Common Shares in the aggregate. The Common Shares to be distributed under the Option Plan may be authorized and unissued shares, shares held in the Corporation's treasury, or shares purchased by the Corporation on the open market. If any option shall expire or the non-vested portion of any option shall be forfeited, the number of Common Shares no longer subject to such option will be available for new grants of options under the Option Plan. If options are cancelled upon a change in control (see "Change in Control" below), the number of Common Shares no longer subject to such options will not again become available for new grants.

In the event of any change in the Common Shares by reason of any stock dividend, recapitalization, reorganization, merger or exchange of shares, or any rights offering to purchase Common Shares at a price substantially below fair market value, or any similar change affecting the Common Shares, the number and kind of shares issuable upon exercise of options under the Option Plan, and the purchase price per share of each such option, will be appropriately adjusted consistent with such change in such manner as the Committee, in its sole discretion, may deem equitable.

Grants of Options

Officers of the Corporation or any of its affiliated companies at or above the rank of Vice President are eligible to be granted stock options under the Option Plan. The Committee selects the officers who will be granted options and determines the number of Common Shares covered under each option, the price at which such shares may be purchased, the time or times when the option may be exercised, and such other terms and conditions to be included in the option as are not inconsistent with the provisions of the Option Plan. Currently, there are approximately 475 persons who are eligible to be granted awards under the Option Plan, including all five of the named executive officers.

The maximum term of any option granted under the Option Plan is ten years from the date of grant, and the per share exercise price of any option may not be less than the fair market value of a Common Share on the date of grant of the option, as determined by the Committee. The total number of Common Shares with respect to which options may be granted to any one person during any calendar year may not exceed 100,000 Common Shares.

Exercise of Options

The Committee may require that an option granted under the Option Plan vest and become exercisable only after the optionee has remained in the employ of the Corporation and its affiliated companies for such period of time after the date of grant as is specified in the option, and that the option vest and become exercisable in installments.

If an optionee's employment terminates as a result of retirement, the optionee may thereafter exercise the vested portions of his or her options at any time or from time to time during a five-year period after the date of retirement, and during such five-year period unvested option installments will continue to vest as provided under the terms of the option. If the retired optionee should die prior to the end of the five-year period, the portion of each of his or her options which is unvested on the date of death will be forfeited (unless the Committee in its sole discretion determines otherwise), and the vested portion may be exercised by the optionee's designated beneficiary at any time or from time to time until the date on which the option expires by its terms or, if sooner, until the second anniversary of death. If an optionee's employment terminates for any reason other than retirement, the portions of such optionee's options which are unvested on the date of termination will be forfeited (unless the Committee in its sole discretion determines otherwise), and the vested portions may be exercised at any time or from time to time until the option expires by its terms or, if sooner, until (a) the second anniversary of termination by reason of death, (b) the first anniversary of termination as a result of permanent disability, or (c) the 90th day following termination for any other reason. If an optionee whose employment terminates as a result of permanent disability should die prior to the end of the above mentioned first anniversary, the portion of each of his or her options which are then vested may be exercised by the optionee's designated beneficiary at any time or from time to time until the date on which the option expires by its terms or, if sooner, until the second anniversary of death.

If the Committee so determines, any option granted under the Option Plan may provide that the optionee's right to exercise the option may be forfeited if the Committee determines that: (i) the optionee has committed fraud, embezzlement or other act of dishonesty involving the Corporation or any of its affiliated companies, (ii) the optionee's employment is terminated for cause, (iii) the optionee has at any time furnished, divulged or used any information of a proprietary nature owned by the Corporation or any of its affiliated companies that is in the nature of confidential business information or trade secrets, other than as required in the course of his or her employment by the Corporation or any of its affiliated companies, (iv) the optionee has at any time induced or attempted to induce any officer of the Corporation or any of its affiliated companies to terminate such officer's employment with the Corporation or any of its affiliated companies; (v) the optionee has at any time induced or attempted to induce any customer of, or any other person or entity having business relations with, the Corporation or any of its affiliated companies to terminate or curtail such relationship with the Corporation or any of its affiliated companies; or
(vi) the optionee has at any time engaged in any other conduct directly and materially detrimental to the business of the Corporation or any of its affiliated companies.

Payment of the option exercise price may be made in cash or in such other consideration as the Committee deems appropriate, including (i) Common Shares already owned by the optionee having a total fair market value at the time of exercise equal to the exercise price, and (ii) a combination of cash and Common Shares.

Change in Control

In the event of a "change in control" of the Corporation (as defined above under the caption "Compensation of Executive Officers -- Change in Control Provisions"), the non-vested portions of all options held by current officers, or former officers whose employment terminated by reason of retirement, will become vested and immediately and fully exercisable, and such optionees will be given an opportunity to exercise such options at such time prior to the effective time of the change in control, and in accordance with such procedures, as the Committee shall determine in its discretion. Each outstanding option not exercised as of the effective time of the change in control will be cancelled, and the optionee will be entitled to receive a cash payment equal to the excess of the "Determined Value" of the Common Shares subject to such option over the aggregate purchase price of such Common Shares under the terms of the option, provided that no such cash payment will be made with respect to options granted less than six months prior to the change in control to executive officers subject to Section 16 of the Securities Exchange Act of 1934. Determined Value is defined in the Option Plan as the highest price per Common Share paid in connection with any change in control or, in certain circumstances, the "average market value" of a Common Share during a 30-day period ending on the day preceding the occurrence of the change in control.

Tax Consequences

Options granted under the Option Plan are either incentive stock options meeting the requirements set forth in section 422 of the Internal Revenue Code ("ISOs") or options which do not qualify as ISOs ("nonqualified options"). For federal income tax purposes, assuming that the Common Shares acquired by the holder of an ISO are not disposed of within two years from the date the option was granted or one year from the date the option was exercised, the Corporation receives no deduction either upon the grant or the exercise of an ISO or upon a subsequent sale of the shares by the optionee. The optionee realizes no income for regular federal income tax purposes either at the time of the grant or the time of exercise of the ISO. Instead, the optionee realizes income or loss only upon his or her subsequent sale of the option shares, and the optionee's income, in the amount of any excess of the sale price over the option exercise price, will be taxed as long-term capital gain.

If, however, the shares are disposed of within either of the two- and one-year periods mentioned above (a "disqualifying disposition"), the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price will be treated as ordinary income to the optionee in the year of the disqualifying disposition. In addition, if a disqualifying disposition is for more than the fair market value of the shares on the date of exercise, the excess of the amount realized over the fair market value will be treated as a short-term or long-term capital gain realized by the optionee, depending upon the length of time the shares are held. If a disqualifying disposition is for less than the fair market value of such shares on the date of exercise, the amount treated as ordinary income realized by the optionee will be limited to the excess of the amount realized over the option exercise price, and if the disqualifying disposition is for less than the option exercise price, the optionee will realize no ordinary income, but rather a short-term or long-term capital loss, depending upon the length of time the shares are held, equal to the difference between the option exercise price and the amount realized. The Corporation will be entitled, in the year of a disqualifying disposition, to a deduction equal to the amount that the optionee must treat as ordinary income.

In the case of a nonqualified option, the optionee does not realize any taxable income upon the grant of the option. Upon exercise of a nonqualified option, the optionee realizes ordinary income in an amount generally measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price. The Corporation will be entitled to a deduction in the same amount as the ordinary income realized by the optionee. Upon the sale of such shares, the optionee will realize short-term or long-term capital gain or loss, depending upon the length of time the shares are held. Such gain or loss will be measured by the difference between the sale price of the shares and the market price of the shares on the date of exercise.

Rights of Optionees

An optionee's rights under the Option Plan will not be subject in any manner to anticipation, alienation, sale or other transfer, or garnishment by creditors of the optionee or his or her beneficiary.

Neither the Option Plan nor any action taken thereunder will confer upon any optionee any right to be retained in the employment of the Corporation or any of its affiliated companies. An optionee will not have any rights of a shareholder with respect to any Common Shares that are subject to his or her options until such shares are issued to the optionee upon exercise of such options.

Amendment or Termination

Except as to matters that in the opinion of the Corporation's legal counsel require shareholder approval, any provision of the Option Plan may be modified as to a particular optionee by an individual agreement approved by the Corporation's Board of Directors. The Board of Directors may, with prospective or retroactive effect, amend, suspend or terminate the Option Plan or any portion thereof at any time, provided that (i) no amendment that would materially increase the cost of the Option Plan to the Corporation may be made by the Board of Directors without the approval of the shareholders of the Corporation, and (ii) no amendment, suspension or termination of the Option Plan can deprive any optionee of any rights to options previously granted under the Option Plan without his or her written consent. Any amendment that the Board of Directors would be permitted to make may also be made by the Committee where appropriate to facilitate the administration of the Option Plan or to comply with applicable law or any applicable rules and regulations of government authorities.

Options Granted

By action taken by the Committee pursuant to the Option Plan, on September 5, 1995, options were granted to 221 officers to purchase a total of 277,400 Common Shares (the "Regular Grant"), and a special supplemental grant of options was made to 24 of these officers to purchase a total of 220,000 Common Shares (the "Special Grant"). Each of the foregoing options was granted subject to the approval of the Option Plan by the Corporation's shareholders at the

Meeting, which approval will constitute ratification by the shareholders of such grants. The following table sets forth information with respect to the options so granted:

                                                                    NUMBER OF SHARES UNDER
                                                                            OPTION
                                                                  ---------------------------
                                                                  REGULAR   SPECIAL    TOTAL
                                                                   GRANT     GRANT     GRANT
                                                                  -------   -------   -------
H. MARSHALL SCHWARZ.............................................   20,000    50,000    70,000
Chairman and Chief Executive Officer
JEFFREY S. MAURER...............................................   15,000    37,500    52,500
President and Chief Operating Officer
FREDERICK B. TAYLOR.............................................   12,000    30,000    42,000
Vice Chairman and Chief Investment Officer
JOHN M. DEIGNAN.................................................    6,000     9,000    15,000
Executive Vice President
PAUL K. NAPOLI..................................................    6,000     9,000    15,000
Executive Vice President
All executive officers as a group...............................   77,000   162,500   239,500
(8 persons)
All other officers as a group (213 officers other than executive
  officers).....................................................  200,400    57,500   257,900

Each of the options under the Special Grant, and each of the options under the Regular Grant that were awarded to officers who are participants in the Corporation's Executive Incentive Plan (see below), will be treated as an ISO to the maximum extent permitted under the applicable provisions of section 422 of the Code. The remaining portion of each such option, and each option granted to officers who are not participants in the Corporation's Executive Incentive Plan, will be treated as a nonqualified option.

Each of the options under the Regular Grant and the Special Grant will expire on September 5, 2005. Each option under the Regular Grant will vest and become exercisable in four equal, cumulative annual installments, on each of the first through the fourth anniversaries of the date of grant, and all of the Common Shares subject to each such option may be purchased at a price of $41.375 per share, representing the average of the per share high and low prices for Common Shares on September 5, 1995, as quoted on the NASDAQ National Market System. Each option under the Special Grant will vest and become exercisable on the fifth anniversary of the date of grant, and all of the Common Shares subject to each such option may be purchased at a price of $49.65 per share, representing 120% of the average of the per share high and low prices for Common Shares on September 5, 1995, as quoted on the NASDAQ National Market System. On September 8, 1995, the closing price of a Common Share, as quoted on the NASDAQ National Market System, was $43.75.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 1995 STOCK OPTION PLAN.

IV   APPROVAL OF EXECUTIVE INCENTIVE PLAN

The Board of Directors of the Corporation has adopted, effective September 1, 1995, subject to the approval of the shareholders, the Executive Incentive Plan of U.S. Trust Corporation (the "Incentive Plan"). The Incentive Plan, like the Option Plan described above, will further the Corporation's stock ownership philosophy for senior management. The Incentive Plan is being submitted to the shareholders for their approval because the Plan provides for payment of awards in part in the form of "Restricted Units" and, eventually, in the form of Common Shares. Shareholder approval of the Incentive Plan will exempt the receipt by executive officers of

Restricted Units and Common Shares thereunder from Section 16(b) of the Securities Exchange Act of 1934.

The Incentive Plan is intended as a replacement, for top level executive officers of the Corporation and its affiliated companies, of the 1990 Annual Incentive Plan of United States Trust Company of New York and Affiliated Companies (the "Annual Plan"). The Company has adopted a 1995 Annual Incentive Plan for the other participants in the Annual Plan. No awards have been or will be made under the Annual Plan with respect to any period after the Reorganization.

The following is a general summary of the terms of the Incentive Plan. Such summary is qualified in its entirety by reference to the text of the Incentive Plan, which is attached to this proxy statement as Appendix B.

Purpose

The purpose of the Incentive Plan is to (i) encourage greater focus on performance among the key executives of the Corporation and its affiliated companies by relating a significant portion of their total compensation to the achievement of annual financial and strategic objectives, and (ii) to promote on the part of such executives an increased level of ownership of the Common Shares of the Corporation by providing for a significant portion of their awards under the Incentive Plan to be paid in the form of Common Shares.

Participation

Participation in the Incentive Plan is limited to those officers of the Corporation and its affiliated companies whom the Committee, in its sole discretion, selects to participate in the Incentive Plan. The Committee may select as a participant any officer who, in the sole judgment of the Committee, has made, and is expected to continue to make, contributions that are critical to the success of the Corporation and its affiliated companies and to the growth of their businesses.

Any person who has been selected as a participant for any year will continue to be a participant in the Incentive Plan for each subsequent year during the period of his or her employment, subject to the Committee's right to terminate such individual's participation in the Incentive Plan as of any year commencing after the date on which the Committee makes its determination to terminate such individual's participation.

Currently, there are 37 persons who are eligible to participate in the Incentive Plan, including all five of the named executive officers.

Awards

At the start of a calendar year, the Committee will establish (i) the corporate performance goals (the "Performance Goals") which will apply in determining the awards for such year, (ii) the aggregate dollar amount that will be available for awards for such year if such Performance Goals are achieved (the "Target Awards Pool"), and (iii) the percentages of the Target Awards Pool that will in fact be available for awards for the year based on the level of achievement of such Performance Goals, which percentages may be greater than 100% if the Performance Goals are exceeded and less than 100% if the Performance Goals have not been fully achieved (the "Actual Awards Pool").

The Performance Goals established for a year will be based upon achievement of a specified level of earnings per share of the Corporation and/or upon such other corporate objectives as the Committee may determine. The Committee has the authority at any time to adjust the Performance Goals for a year as it deems equitable in recognition of (i) extraordinary or nonrecurring events during such year, (ii) changes in applicable accounting rules or principles, or changes in the Corporation's methods of accounting during such year (or in the methods of accounting of any other corporation whose performance is relevant to any award under the Incentive Plan), (iii) a reorganization, recapitalization, stock split, merger, rights offering, or any other change in the capital structure of the Corporation (or of any other such corporation), or (iv) such other events, changes, occurrences, conditions or circumstances as in the Committee's judgment would warrant such adjustment.

The Committee will determine the amount of the Target Awards Pool as a percentage or percentages of the aggregate base salary earned for the year by all participants, either individually or by categories of participants. The Committee may also apply such percentage or percentages to other current or deferred compensation and determine the year for which such deferred compensation shall be counted.

At the end of a year, the Committee will determine the extent to which the Performance Goals for such year have been met and, based thereon, the amount of the Actual Awards Pool. The Committee will also determine the amount of the award, if any, earned by each participant for the year, based on the level of the participant's achievement of the goals and objectives established for the participant at the start of the year. In the case of all participants other than the Chief Executive Officer, the individual goals for each year will be set, and the participant's performance relative to such goals will be measured, by the Committee based upon the recommendations of the Chief Executive Officer.

The Committee may make awards to participants in an aggregate amount less than the amount of the Actual Awards Pool. The Committee may also allocate any portion of the Actual Awards Pool for use in making special additional awards to particular participants.

Payment of Awards

The amount payable with respect to a participant's award for any year will be the total amount of the award earned by the participant, reduced by the sum of
(i) the amount of any employer contribution to be made on behalf of such participant to the ESOP portion of the 401(k) Plan and ESOP for such year, and
(ii) the supplemental ESOP contribution amount to be credited to the participant's account under the Executive Deferred Compensation Plan for such year, in either case with respect to the base salary of such participant that was taken into account in determining the Target Awards Pool for that year.

The amount payable with respect to a participant's award, as so determined, will be paid partly in cash (the "Cash Portion") and partly in the form of Restricted Units (the "Restricted Units Portion"), in such percentages as the Committee in its discretion shall determine. The Restricted Units Portion generally must equal at least 25%, and may not exceed 33 1/3%, of the total amount so payable with respect to the participant's award. However, the total number of Restricted Units that may be granted in connection with the payment of awards under the Incentive Plan for any year may not exceed 80,000 Restricted Units; and the Committee is authorized, in its discretion, to reduce the 25% minimum referred to in the preceding sentence, to the extent necessary for this limit not to be exceeded.

A Restricted Unit is a unit of measurement equivalent to one Common Share, with none of the attendant rights of a shareholder of such share. The number of Restricted Units to be granted to a participant with respect to the Restricted Units Portion of such participant's award shall be determined by dividing the amount of the Restricted Units Portion by the "Average Market Value" of one Common Share on the date on which the Committee makes its determination of the awards earned by participants for the year in question. The Average Market Value on such date is the average of the high and low prices for a Common Share on such date, as quoted on the NASDAQ National Market System.

The grant of Restricted Units with respect to the Restricted Units Portion of a participant's award for any year will be evidenced by a written agreement between the Corporation and the participant. In addition to including such other terms and conditions as the Committee may require, the agreement shall

          (i) specify the number of Restricted Units granted to the participant;

          (ii) provide for such Restricted Units to become vested on the fifth anniversary of the date of grant, or if earlier, on the date of the participant's death, disability or retirement at age 65 (the "Vesting Date" for the participant's Restricted Units);

          (iii) provide for the forfeiture of the participant's Restricted Units in the event of his or her termination of employment prior to the Vesting Date for such Restricted Units for any reason other than the participant's death, disability or retirement at age 65, except to the extent the Committee in its discretion otherwise determines;

          (iv) require that payment with respect to the participant's Restricted Units be made in the form of Common Shares as soon as practicable after the Vesting Date for such Restricted Units;

          (v) permit the participant to elect to defer payment with respect to such Restricted Units upon such terms and conditions as are set forth in such agreement; and

          (vi) provide for the participant to be credited with an additional number of Restricted Units in respect of dividends paid on the Common Shares during the period from the date of grant to the date on which payment with respect to the participant's Restricted Units is made in full.

The Cash Portion of a participant's award for any year shall be paid in the form of a single lump sum cash payment as soon as practicable after the end of such year, except (i) to the extent that the participant has elected, under the applicable provisions of the 401(k) Plan and ESOP, to have an amount equal to any part of such Cash Portion contributed to the 401(k) Plan and ESOP on the participant's behalf and/or (ii) to the extent that the participant has elected, under the applicable provisions of the Executive Deferred Compensation Plan, to defer any part of such portion of such award.

Common Shares Available for Awards

The number of Common Shares that may be distributed with respect to Restricted Units granted under the Incentive Plan is limited to 120,000 Common Shares, plus a number of Common Shares equal to the total number of additional Restricted Units credited to participants with respect to dividends paid on Common Shares. In the event that any Restricted Units initially granted or thereafter credited to a participant shall be forfeited, the number of Common Shares no longer payable with respect to the Restricted Units so forfeited will thereafter be available for new grants of Restricted Units under the Incentive Plan.

The Common Shares distributed under the Incentive Plan may be authorized and unissued shares, shares held in the treasury of the Corporation, or shares purchased on the open market by the Corporation at such time or times and in such manner as it may determine.

In the event of any change in the Common Shares by reason of any stock dividend, recapitalization, reorganization, merger or exchange of shares or any rights offering to purchase Common Shares at a price substantially below fair market value, or any similar change affecting the Common Shares, the number and kind of shares represented by Restricted Units will be appropriately adjusted consistent with such change in such manner as the Committee, in its sole discretion, may deem equitable.

Change in Control

Upon the occurrence of a "change in control" (as defined above under the caption "Compensation of Executive Officers -- Charge in Control Provisions"), all Performance Goals and individual goals and objectives with respect to the year in which the change in control occurs (the "Year of Change") will be deemed to have been attained to the full and maximum extent, and the Actual Awards Pool for the Year of Change will be determined by multiplying the Target Awards Pool for such year by the highest percentage thereof established by the Committee for determining the amount of the Actual Awards Pool for such year.

Unless another formula shall have been designated by the Committee prior to the change in control, each participant will be allocated a portion of the Actual Awards Pool for the Year of Change equal to the amount of such Actual Awards Pool multiplied by a fraction, the numerator of which is the portion of the anticipated annual compensation of the participant which was taken into account by the Committee in determining the Target Awards Pool for the Year of Change, and the denominator of which is the sum of all such amounts.

As soon as practicable following the change in control, all awards which are deemed to have been earned to the full and maximum extent upon the occurrence of the change in control will be payable in full in single cash lump sums, reduced by any taxes required to be withheld and by the amount of any employer contributions to be made on behalf of participants to the ESOP portion of the 401(k) Plan and ESOP for the Year of the Change. No awards so payable shall be forfeitable on account of a Participant's termination of employment upon or following the change in control.

All Restricted Units granted or credited to a participant that had not previously become vested will become vested upon the occurrence of the change in control. The Corporation will make payment to each participant with respect to all of the Restricted Units standing to his or her credit at the time of the change in control. The amount to be paid to each participant will be determined by multiplying the aggregate number of Restricted Units then standing to the participant's credit by the "Determined Value" of one Common Share. Determined Value is the highest price per Common Share paid in connection with a change in control or, in certain circumstances, the "average market value" of a Common Share during a 30-day period ending on the day preceding the occurrence of the change in control. All amounts payable to participants, reduced by any taxes required to be withheld, shall be paid to such participants as soon as practicable following the change in control.

Rights of Participants

A participant's rights to payments under the Incentive Plan will not be subject in any manner to anticipation, alienation, sale or other transfer, or garnishment by creditors of the participant or his or her beneficiary.

Neither the Incentive Plan nor any action taken thereunder gives any participant any right to be retained in the employment of the Corporation or any of its affiliated companies, and no participant will have the right, by virtue of having been selected as a participant in the Incentive Plan, to be automatically entitled to receive an award for any year.

Amendment or Termination

The Board of Directors may, with prospective or retroactive effect, amend, suspend or terminate the Incentive Plan or any portion thereof at any time, provided that no amendment, suspension or termination of the Incentive Plan shall deprive any participant of any rights to awards previously made under the Incentive Plan without his or her written consent. Any amendment that the Board of Directors would be permitted to make pursuant to the preceding sentence may also be made by the Committee where appropriate to facilitate the administration of the Incentive Plan or to comply with applicable law or any applicable rules and regulations of government authorities, provided that the cost of the Incentive Plan to the Corporation and its affiliated companies is not materially increased thereby.

Awards granted

Subject to the approval of the Incentive Plan by the shareholders of the Corporation, the Committee has established a 1995 awards program under the Incentive Plan for the period beginning on September 1, 1995, and ending on December 31, 1995. The Target Awards Pool established by the Committee for this period will be $2,800,000. The Committee has established as the Performance Goal for this period a target level of earnings per share of the Corporation. If the earnings per share of the Corporation for this period differ from this Performance Goal, an amount greater or less than the Target Awards Pool will be available for awards for the period based upon percentages of the Target Awards Pool established by the Committee prior to the start of the period. Thus, at a maximum, 110% of the Target Awards Pool will be available for awards if the earnings per share of the Corporation for this period exceed the Performance Goal, and, at a minimum, 30% of the Target Awards Pool will be available for awards if the earnings per share of the Corporation for this period are less than the Performance Goal.

The following table sets forth certain information concerning the estimated dollar value of threshold, target and maximum awards payable for 1995 under the Incentive Plan. The Committee has determined that amounts payable with respect to the awards earned by each of the Corporation's executive officers (including the named executive officers) will be paid 66.7% in cash and 33.3% in Restricted Units. In the case of all other officers, the portion of the awards that will be paid in Restricted Units will vary from 25% to 33 1/3% of the officer's total award.

                                                                ESTIMATED EARNED AWARDS*
                                                          -------------------------------------
                                                          THRESHOLD      TARGET        MAXIMUM
                                                              $             $             $
                                                          ---------     ---------     ---------
H. MARSHALL SCHWARZ.....................................    80,000        290,000       320,000
Chairman and Chief Executive Officer
JEFFREY S. MAURER.......................................    55,617        203,666       224,816
President and Chief Operating Officer
FREDERICK B. TAYLOR.....................................    55,617        203,666       224,816
Vice Chairman and Chief Investment Officer
JOHN M. DEIGNAN.........................................    32,033        118,833       131,233
Executive Vice President
PAUL K. NAPOLI..........................................    32,033        118,833       131,233
Executive Vice President
All executive officers as a group.......................   325,816      1,198,249     1,322,882
(8 persons)
All other employees as a group (29 officers other than     379,005      1,499,668     1,659,762
executive officers).....................................

---------------
* Amounts in the table are net of reductions equal to anticipated employer ESOP contributions and supplemental ESOP contributions, as described above under the caption "Payment of Awards," and assume the full achievement of all individual performance goals.

In addition to awards earned for 1995 under the Incentive Plan, all participants in the Incentive Plan (including the named executive officers) will also be eligible for awards under the 1990 Plan for the period from January 1, 1995 to the date as of which the Reorganization became effective.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE EXECUTIVE INCENTIVE PLAN.

V   MISCELLANEOUS

OTHER MATTERS

The management of the Corporation does not know of any matters to be presented at the Meeting other than those specifically set forth in the Notice of Special Meeting of Shareholders. If any other matters properly come before the Meeting or any adjournment thereof, the persons named in the accompanying form of proxy and acting thereunder will vote in accordance with their best judgment with respect to such matters.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the 1996 Annual Meeting of Shareholders must be received by the Corporation for possible inclusion in the proxy statement and form of proxy relating to the 1996 meeting by December 18, 1995.

COST OF SOLICITATION

The expense of soliciting proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone, by facsimile or by telegraph. It is anticipated that banks, brokerage firms and other institutions, nominees and fiduciaries will be requested to forward the soliciting material to beneficial owners and to obtain authorizations for the execution of proxies; and, if they in turn so request, the Corporation will reimburse such banks, brokerage firms and other institutions, nominees and fiduciaries for their expenses in forwarding such material. Officers and regular employees of the Corporation and the Trust Company also may solicit proxies without additional remuneration therefor. The Corporation has retained Morrow & Co., Inc., New York, New York, to aid in the solicitation of proxies for an estimated fee of $5,500.

Dated: September 18, 1995

Carol A. Strickland
Secretary

APPENDIX A
1995 STOCK OPTION PLAN
OF U.S. TRUST CORPORATION

AS ADOPTED EFFECTIVE SEPTEMBER 1, 1995

1.  PURPOSE

     The purpose of the 1995 Stock Option Plan of U.S. Trust Corporation is to advance and promote the interests of U.S. Trust Corporation and its Affiliated Companies by encouraging and enabling their officers to acquire common shares of U.S. Trust Corporation. The Plan is intended as a means of attracting and retaining outstanding management and promoting a close identity of interest between management and U.S. Trust Corporation's shareholders.

2.  DEFINITIONS

     As used herein, the following terms shall have the following meanings:

     "AFFILIATED COMPANIES" shall mean United States Trust Company of New York, and each other direct or indirect subsidiary of the Corporation.

     "BENEFICIARY" shall mean the person or persons designated by an Eligible Employee in accordance with Section 9 to exercise any Option, or to receive any amount, payable under the Plan upon the Eligible Employee's death.

     "BOARD OF DIRECTORS" shall mean the Board of Directors of the Corporation.

     "CHANGE IN CONTROL" shall mean that any of the following events has occurred:

     (i) 20% or more of the Common Shares has been acquired by any person (as defined by Section 3(a)(9) of the Securities Exchange Act of 1934) other than directly from the Corporation;

     (ii) there has been a merger or equivalent combination after which 49% or more of the voting shares of the surviving corporation is held by persons other than former shareholders of the Corporation; or

     (iii) 20% or more of the directors elected by shareholders to the Board of Directors are persons who were not nominated by the Board of Directors or the Executive Committee of the Board of Directors in the most recent proxy statement of the Corporation;

provided, however, that notwithstanding anything in the Plan to the contrary, no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in Sections 5(e)(v) or 5(i) shall exist, to the extent that the Board of Directors so directs by resolution adopted prior to the Change in Control, or not later than 45 days after the Change in Control if the percentage of Common Shares acquired or directors elected under clause (i) or
(iii) of the foregoing definition of Change in Control shall be at least 20% but less than 25%. Any resolution of the Board of Directors adopted in accordance with the provisions of this definition directing that a Change in Control shall be deemed not to have occurred for purposes of this Plan and that Sections 5(e)(v) or 5(i) or either of such Sections shall not become effective, may be rescinded or countermanded at any time with or without retroactive effect.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "COMMITTEE" shall mean the Compensation and Benefits Committee of the Board of Directors.

     "COMMON SHARES" shall mean the common shares ($1.00 par value per share) of the Corporation.

     "CORPORATION" shall mean U.S. Trust Corporation.

     "DETERMINED VALUE" shall mean (i) the highest price per Common Share paid in connection with any Change in Control (including, without limitation, prices paid in any subsequent merger or combination with any entity that acquires control of the Corporation), or (ii) in the case of a Change in Control occurring as a result of an event described in clause (iii) of the definition of a Change in Control contained in this Section 2, the Average Market Value of a Common Share during the 30-day period ending on the day preceding the occurrence of such Change in Control. For this purpose, the "Average Market Value" of a Common Share during such period shall mean the average of the mean between the per-share high and low prices for the Corporation's Common Shares on each day during such period, as quoted on the NASDAQ National Market System, or, if the Corporation's Common Shares are not traded on such system, on such other securities market or securities exchange on which such shares are traded as the Committee shall determine.

     "ELIGIBLE EMPLOYEE" shall mean any officer of the Corporation or any of its Affiliated Companies at or above the rank of Vice President.

     "INCENTIVE STOCK OPTION" shall mean an option to purchase Common Shares that qualifies as an incentive stock option within the meaning of section 422 of the Code.

     "NONQUALIFIED STOCK OPTION" shall mean an option to purchase Common Shares that does not qualify as an Incentive Stock Option.

     "OPTION" shall mean an Incentive Stock Option or a Nonqualified Stock Option granted to an Eligible Employee under the Plan.

     "OPTION HOLDER" shall mean any Eligible Employee to whom an Option has been granted, or with respect to any Option held by an Eligible Employee at the date of his or her death, the Eligible Employee's Beneficiary.

     "PLAN" shall mean the 1995 Stock Option Plan of U.S. Trust Corporation, as set forth herein and as amended from time to time.

     "RETIREMENT" shall mean an Eligible Employee's termination of employment with the Corporation and its Affiliated Companies for any reason other than death if, as of the date of the Eligible Employee's termination of employment,
(i) the Eligible Employee has attained age 65 or (ii)(A) the sum of Participant's age and the number of his or her "Years of Service", as defined in the 401(k) Plan and ESOP of United States Trust Company of New York and Affiliated Companies, is at least equal to 80, and (B) the Committee has consented to treating such termination of employment as a "Retirement" for purposes of the Plan.

     "VESTED PORTION" and "NON-VESTED PORTION" shall mean, respectively, with respect to any Option as of any date, the portion of such Option that is exercisable on such date, and the portion of such Option that is not exercisable on such date, under the terms of the Plan and the Option.

3.  MAXIMUM NUMBER OF COMMON SHARES AVAILABLE FOR OPTIONS

     Notwithstanding any other provision of the Plan, the aggregate number of Common Shares that may be issued pursuant to Options granted under the Plan shall be limited to 850,000 Common Shares. In the event any Option granted under the Plan shall expire or the Non-Vested Portion of any Option shall be forfeited, the number of Common Shares no longer subject to such Option shall be available for new grants of Options under the Plan. In the event of a cancellation of an Option as provided in Section 5(i), the number of Common Shares as to which such Option was canceled shall not again become available for use under the Plan. The limitation provided under this Section 3 shall be subject to adjustment as provided in Section 6.

     The Common Shares distributed under the Plan may be authorized and unissued shares, shares held in the treasury of the Corporation, or shares purchased on the open market by the Corporation at such time or times and in such manner as it may determine.

4.  GRANT OF OPTIONS

     Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Eligible Employees to whom Incentive Stock Options, or Nonqualified Stock Options, or both, are to be granted and the number of Common Shares that may be purchased under each Option so granted; provided, however, that (i) the aggregate fair market value (determined at the time the Option is granted) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any Eligible Employee during any calendar year (under all incentive stock option plans of the Eligible Employee's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000; and (ii) the total number of Common Shares with respect to which Options may be granted to any Eligible Employee during any calendar year shall not exceed 100,000 Common Shares.

     No Incentive Stock Option may be granted under this Plan after the expiration of 10 years from the Effective Date of the Plan specified in Section 16, unless the shareholders of the Corporation shall have approved an extension of the period for granting Incentive Stock Options under this Plan beyond such date.

5.  TERMS AND CONDITIONS OF OPTIONS

     Each Option granted under the Plan shall be evidenced in writing in a form approved by the Committee, and shall contain the following terms and conditions, and such other terms and conditions as the Committee may deem appropriate:

          (a) OPTION TERM. Each Option shall specify the period during which the Option may be exercised (the "Option Term"). The Option shall provide that the Option shall expire at the end of the Option Term. The Committee may extend the Option Term, provided, however, that in the case of any Option that the Committee previously determined to constitute an Incentive Stock Option, no such extension shall be made to the extent it would disqualify the Option as an Incentive Stock Option. In no case shall the Option Term, including any such extensions, end later than (i) ten years from the date of grant, or (ii) in the case of Incentive Stock Options granted to an Eligible Employee who, at the time the Incentive Stock Option is granted, owns shares possessing more than 10 percent of the total combined voting power of all classes of shares of his or her employer corporation or of its parent or subsidiary corporation (a "Ten Percent Shareholder"), five years from the date of grant.

          (b) PURCHASE PRICE. The price per Common Share at which Common Shares subject to any Option may be purchased shall be determined by the Committee at the time any Option is granted, and shall be not less than (i) the fair market value, or (ii) in the case of Incentive Stock Options granted to a Ten Percent Shareholder, 110 percent of the fair market value (but in no event less than the par value) of a Common Share on the date the Option is granted, as determined by the Committee.

          (c) EXERCISE OF OPTION. Except as otherwise provided under the Plan, no part of any Option may be exercised until the Eligible Employee to whom the Option was granted shall have remained in the employ of the Corporation or any of its Affiliated Companies for such period after the date on which the Option is granted as the Committee may specify in the Option, and the Option may provide for exercisability in installments.

          (d) PAYMENT OF PURCHASE PRICE UPON EXERCISE. Each Option shall provide that the purchase price of the Common Shares as to which an Option shall be exercised shall be paid to the Corporation at the time of exercise either in cash or in such other consideration as the Committee deems appropriate, including, but not limited to, Common Shares already owned by the Option Holder having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash and Common Shares having a total fair market value, as so determined, equal to the purchase price. The Committee in its sole discretion may also provide that the purchase price may be paid by delivering a properly executed exercise notice in a form approved by the Committee together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of the applicable sale or loan proceeds to pay the purchase price.

          (e) EXERCISE IN THE EVENT OF TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL. In the event an Eligible Employee's employment with the Corporation and its Affiliated Companies should terminate, or if a Change in Control should occur, Options granted to the Eligible Employee may be exercised in accordance with the following provisions:

        (i) If an Eligible Employee's employment terminates as a result of Retirement, such Eligible Employee shall be entitled to exercise each Option held by the Eligible Employee at the date of his or her termination of employment (A) with respect to the Vested Portion of such Option, at any time or from time to time during his or her Post-Termination Exercise Period (as defined below) and (B) with respect to the Non-Vested Portion of such Option, at any time or from time to time on or after the date or dates during the Eligible Employee's Post-Termination Exercise Period on which such portion of the Option becomes exercisable under the terms of the Option. If such Eligible Employee should die prior to the end of his or her Post-Termination Exercise Period, the Non-Vested Portion, if any, of each Option held by the Eligible Employee at the date of his or her death shall cease to be exercisable, and shall be forfeited, as of such date; and the Vested Portion of each such Option may be exercised by the Eligible Employee's Beneficiary at any time or from time to time after the Eligible Employee's death until the earlier of the second anniversary of such date or the date on which the Option Term for such Option expires.

        (ii) If an Eligible Employee's employment terminates for any reason other than Retirement, the Non-Vested Portion of each Option held by the Eligible Employee at the date of his or her termination of employment shall cease to be exercisable, and shall be forfeited, as of such date; and the Eligible Employee may exercise the Vested Portion of each such Option at any time and from time to time during his or her Post-Termination Exercise Period. If an Eligible Employee whose employment has terminated as a result of permanent disability should die before the end of his or her Post-Termination Exercise Period, the Vested Portion of each Option held by the Eligible Employee at the date of his or her death shall continue to be exercisable by the Eligible Employee's Beneficiary at any time or from time to time after the date of the Eligible Employee's death until the earlier of the second anniversary of such date or the date on which the Option Term for such Option expires.

        (iii) Notwithstanding the foregoing, the Committee may, in its sole discretion, determine that any part or all of the Non-Vested Portion of any Option held by an Eligible Employee at the date of his or her termination of employment shall not be forfeited, and may continue to be exercised by the Eligible Employee (or in the event of his or her death by his or her Beneficiary) for such period after such date and prior to the expiration of the Option Term for such Option, as the Committee shall specify in such determination.

        (iv) For purposes of the foregoing, an Eligible Employee's Post-Termination Exercise Period shall mean the period beginning on the date of his or her termination of employment and ending
               (A) on the fifth anniversary of such date, if the Eligible Employee's employment has terminated as a result of Retirement,
               (B) on the second anniversary of such date, if the Eligible Employee's employment has terminated as a result of his or her death, (C) on the first anniversary of such date, if the Eligible Employee's employment has terminated as a result of his or her permanent disability, (D) on the 90th day following such date, if the Eligible Employee's employment has terminated for any reason other than Retirement, death or permanent disability. Notwithstanding the foregoing, an Eligible Employee's Post-Termination Exercise Period with respect to any Option shall end no later than the date on which the Option Term for such Option expires.

        (v) Notwithstanding any other provision herein to the contrary (but subject to the proviso contained in the definition of "Change in Control" in Section 2), upon the occurrence of a Change in Control, the Non-Vested Portion of any Option held by an Eligible Employee who is in the employ of the Corporation or any of its Affiliated Companies on the date on which such Change in Control occurs, and the Non-Vested Portion of any Option held on such date by any Eligible Employee whose employment terminated prior to such date as a result of Retirement, shall become immediately and fully exercisable.

          (f) NONTRANSFERABILITY OF OPTIONS. Any Option granted to an Eligible Employee under the Plan shall be nontransferable and may be exercised during the Eligible Employee's lifetime only by the Eligible Employee.

          (g) INVESTMENT REPRESENTATION. Each Option may provide that, upon demand by the Committee for such a representation, the Option Holder shall deliver to the Committee, at the time of any exercise of an Option or portion thereof, a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Common Shares issued upon exercise of an Option shall be a condition precedent to the right of the Option Holder to purchase any Common Shares. In the event certificates are delivered for any Common Shares with respect to which such an investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

          (h) OTHER OPTION PROVISIONS. Each Option may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee may, from time to time, determine. Without limiting the foregoing, the Committee may require an Eligible Employee to agree, as a condition to receiving an Option, that part or all of any Options previously granted to such Eligible Employee be terminated; and the Committee may include in any Option provisions under which the Option (including the Vested Portion thereof) may be canceled by the Corporation at any time, and the Eligible Employee's right to exercise the Option will thereupon be forfeited, in the event that the Committee determines that:
     (i) the Eligible Employee has committed fraud, embezzlement or other act of dishonesty involving the Corporation or any of its Affiliated Companies,
     (ii) the Eligible Employee's employment has been terminated as a result of discharge for cause, (iii) the Eligible Employee has at any time furnished or divulged to any other person, corporation or business entity, or has himself or herself used, any information of a proprietary nature owned by the Corporation or any of its Affiliated Companies that is in the nature of confidential business information or trade secrets, other than as required in the course of his or her employment by the Corporation or any of its Affiliated Companies, (iv) the Eligible Employee has at any time induced or attempted to induce any officer of the Corporation or any of its Affiliated Companies to terminate such officer's employment with the Corporation or any of its Affiliated Companies; (v) the Eligible Employee has at any time induced or attempted to induce any customer of, or any other person or entity having business relations with the Corporation or any of its Affiliated Companies to terminate or curtail such relationship with the Corporation or any of its Affiliated Companies; or (vi) the Eligible Employee has at any time engaged in any other conduct directly and materially detrimental to the business of the Corporation or any of its Affiliated Companies. Each Option shall also specify that the Option granted thereunder shall be subject to all applicable provisions of the Plan.

          (i) CANCELLATION OF OPTIONS UPON A CHANGE IN CONTROL. Upon the occurrence of a Change in Control, all Options that have not been fully exercised, or that have not expired or that have not been forfeited, prior to the date of such Change in Control shall be cancelled. In the event of any such cancellation, the Corporation's obligation in respect of each such Option shall be discharged by payment to the Eligible Employee of a single cash lump sum (reduced by any taxes withheld pursuant to Section 8) in an amount equal to the excess, if any, of the Determined Value of the Common Shares subject to the Option or portion thereof so cancelled over the aggregate purchase price of such shares as set forth in the Option; provided, however, that no such payment shall be made with respect to any Option granted less than six months prior to the date of such Change in Control to any Eligible Employee who is subject to Section 16 of the Securities Exchange Act of 1934. All such amounts shall be payable as soon as practicable following the Change in Control. In the case of any such Option that is to become exercisable in full upon the occurrence of a Change in Control pursuant to Section 5(e)(v) above, the holder of such Option shall be provided an opportunity to exercise such option at such time prior to the time the Change in Control becomes effective, and in accordance with such procedures, as the Committee shall determine in its discretion.

6.  CERTAIN ADJUSTMENTS TO PLAN SHARES

     In the event of any change in the Common Shares by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase Common Shares at a price substantially below fair market value, or any similar change affecting the Common Shares, the number and kind of shares available for the grant of Options, and the number and kind of shares subject to outstanding Options and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Option Holders hereunder. Any adjustment of an Incentive Stock Option pursuant to this Section shall be made only to the extent it would not constitute a "modification" of such Option within the meaning of section 424(h)(3) of the Code. The Committee shall give notice to each Option Holder of any adjustment made pursuant to this Section and, upon such notice, such adjustment shall be effective and binding for all purposes.

7.  LISTING AND QUALIFICATION OF COMMON SHARES

     The Corporation, in its discretion, may postpone the issuance, delivery, distribution or release of Common Shares upon any exercise of an Option until completion of such stock exchange listing or other qualification of such shares under any state or federal law, rule or regulation as the Corporation may consider appropriate, and may require any Option Holder to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

8.  TAXES

     The Corporation or any of its Affiliated Companies may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld with respect to Options granted under the Plan and the exercise thereof including, but not limited to (i) deducting the amount so required to be withheld from any other amount then or thereafter payable to an Option Holder, and/or (ii) requiring an Option Holder to pay to the Corporation or any of its Affiliated Companies the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Common Shares.

9.  DESIGNATION AND CHANGE OF BENEFICIARY

     Each Eligible Employee to whom an Option has been granted shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to exercise any Options, or to receive any amount, payable under the Plan upon his or her death. An Eligible Employee may, from time to time, revoke or change his or her Beneficiary designation without the consent of any previously designated Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Eligible Employee's death, and in no event shall it be effective as of a date prior to such receipt. If at the date of an Eligible Employee's death, there is no designation of a Beneficiary in effect for the Eligible Employee pursuant to the provisions of this Section 9, or if no Beneficiary designated by the Eligible Employee in accordance with the provisions hereof survives to exercise any Options that become exercisable, or to receive any amount that becomes payable, under the Plan by reason of the Eligible Employee's death, the Eligible Employee's estate shall be treated as the Eligible Employee's Beneficiary for all purposes.

10.  PAYMENTS TO PERSONS OTHER THAN OPTION HOLDER

     If the Committee shall find that any Option Holder to whom any amount, or any Common Shares, is payable under the Plan is unable to care for his or her affairs because of illness, accident or legal incapacity, then if the Committee so directs, such amount, or such Common Shares, may be paid to such Option Holder's spouse, child or other relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such Option Holder, unless a prior claim therefor has been made by a duly appointed legal representative of the Option Holder. Any payment made under this Section 10 shall be a complete discharge of the liability of the Corporation with respect to such payment.

11.  RIGHTS OF OPTION HOLDERS

     An Option Holder's rights and interests under the Plan shall be subject to the following provisions:

          (a) An Option Holder shall have the status of a general unsecured creditor of the Corporation with respect to his or her right to receive any payment under the Plan. The Plan shall constitute a mere promise by the Corporation to make payments in the future of the benefits provided for herein. It is intended that the arrangements reflected in this Plan for the making of any payment required to be made hereunder shall be treated as unfunded for tax purposes, as well as for purposes of any applicable provisions of Title I of ERISA.

          (b) An Option Holder's rights to any payment under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Option Holder or his or her beneficiary.

          (c) Neither the Plan nor any action taken hereunder shall be construed as giving any Option Holder any right to be retained in the employment of the Corporation or any of its Affiliated Companies.

          (d) An Option Holder shall not have any rights as a shareholder with respect to any Common Shares that are subject to any Option held by the Option Holder prior to the date as of which such shares are issued to the Option Holder pursuant to his or her exercise of such Option.

12.  ADMINISTRATION

     The Plan shall be administered by the Committee. A majority of the members of the Committee shall constitute a quorum. The Committee may act at a meeting, including a telephone meeting, by action of a majority of the members present, or without a meeting by unanimous written consent. In addition to the responsibilities and powers assigned to the Committee elsewhere in the Plan, the Committee shall have the authority, in its discretion but subject to the provisions of the Plan, to:

     (i)    select the Eligible Employees to whom Options are to be granted;

     (ii) determine the number of shares to be covered by each Option granted, the time or times when and the manner in which each Option may be exercised, and the purchase price per share at which each Option shall be exercised;

     (iii) determine whether an Option that is granted to an Eligible Employee shall constitute a Nonqualified Stock Option or an Incentive Stock Option;

     (iv)   amend any Option, with the consent of the Option Holder;

     (v) establish from time to time guidelines or regulations for the administration of the Plan, interpret the Plan, cause appropriate records to be established, and make all determinations and take all other actions considered necessary or advisable for the administration of the Plan.

     All decisions, actions or interpretations of the Committee under the Plan shall be final, conclusive and binding upon all parties.

     No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each member of the Committee, and each employee, officer, director or trustee of the Corporation or any of its Affiliated Companies to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

13. AMENDMENT OR TERMINATION

     Except as to matters that in the opinion of the Corporation's legal counsel require shareholder approval, any provision of the Plan may be modified as to an Option Holder by an individual agreement approved by the Board of Directors. The Board of Directors may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that (i) no amendment that would materially increase the cost of the Plan to the Corporation may be made by the Board of Directors without the approval of the shareholders of the Corporation and (ii) no amendment, suspension or termination of the Plan shall deprive any Option Holder of any rights to Options previously granted under the Plan without his or her written consent. Any amendment that the Board of Directors would be permitted to make pursuant to the preceding sentence may also be made by the Committee where appropriate to facilitate the administration of the Plan or to comply with applicable law or any applicable rules and regulations of government authorities.

14.  SUCCESSOR CORPORATION

     The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Option Holders' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

15.  GOVERNING LAW

     The Plan shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflicts of law thereof.

16.  EFFECTIVE DATE

     The Plan shall be effective as of September 1, 1995, subject, however, to approval by the holders of a majority of the outstanding Common Shares of the Corporation entitled to vote thereon at the first meeting of the Corporation's shareholders to be held after September 1, 1995. The Committee may grant Options as provided herein prior to such shareholder approval, subject to such approval being obtained at such first meeting.

APPENDIX B
EXECUTIVE INCENTIVE PLAN
OF U. S. TRUST CORPORATION

AS ADOPTED EFFECTIVE SEPTEMBER 1, 1995

1.  PURPOSE

     The purpose of the Executive Incentive Plan of U.S. Trust Corporation is to
(i) encourage greater focus on performance among the key executives of U.S. Trust Corporation and its Affiliated Companies by relating a significant portion of their total compensation to the achievement of annual financial and strategic objectives, and (ii) to promote on the part of such executives an increased level of ownership of the Common Shares of the Corporation by providing for a significant portion of their awards under the Plan to be paid in the form of the Corporation's Common Shares.

     The provisions of the Plan under which payment with respect to Restricted Units granted to a Participant may be deferred are intended to constitute an unfunded plan of deferred compensation for "a select group of management or highly compensated employees" within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

2.  DEFINITIONS

     As used herein, the following terms shall have the following meanings:

     "AFFILIATED COMPANIES" shall mean United States Trust Company of New York, and each other direct or indirect subsidiary of the Corporation.

     "AVERAGE MARKET VALUE" shall mean, with respect to one Common Share as of any date or with respect to any period, the mean between the per-share high and low prices for the Corporation's Common Shares on such date, or the average of the mean between such prices on each day during such period, as quoted on the NASDAQ National Market System, or, if the Corporation's Common Shares are not traded on such system, on such other securities market or securities exchange on which such shares are traded as the Committee shall determine.

     "AWARD" shall mean a payment earned by a Participant in accordance with the provisions of the Plan.

     "BENEFICIARY" shall mean the person or person designated by a Participant in accordance with Section 11 to receive any amount, or any Common Shares, payable under the Plan upon the Participant's death.

     "BOARD OF DIRECTORS" shall mean the Board of Directors of the Corporation.

     "CHANGE IN CONTROL" shall mean that any of the following events has occurred:

     (i) 20% or more of the Corporation's Common Shares has been acquired by any person (as defined by Section 3(a)(9) of the Securities Exchange Act of 1934) other than directly from the Corporation;

     (ii) there has been a merger or equivalent combination after which 49% or more of the voting shares of the surviving corporation is held by persons other than former shareholders of the Corporation; or

     (iii) 20% or more of the directors elected by shareholders to the Board of Directors are persons who were not nominated by the Board of Directors or the Executive Committee of the Board of Directors in the most recent proxy statement of the Corporation;

provided, however, that notwithstanding anything in the Plan to the contrary, no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in Section 9 shall exist, to the extent that the Board of Directors so directs by resolution adopted prior to the Change in Control, or not later than 45 days after the Change in Control if the percentage of Common Shares acquired or directors elected under clause (i) or (iii) of the foregoing definition of Change in Control shall be at least 20% but less than 25%. Any resolution of the Board of Directors adopted in accordance with the provisions of this definition directing that a Change in Control shall be deemed not to have occurred for purposes of this Plan and that Section 9 shall not become effective, may be rescinded or countermanded at any time with or without retroactive effect.

     "COMMITTEE" shall mean the Compensation and Benefits Committee of the Board of Directors.

     "COMMON SHARES" shall mean the common shares ($1.00 par value per share) of the Corporation.

     "CORPORATION" shall mean U.S. Trust Corporation.

     "DETERMINED VALUE" shall mean (i) the highest price per Common Share paid in connection with any Change in Control (including, without limitation, prices paid in any subsequent merger or combination with any entity that acquires control of the Corporation), or (ii) in the case of a Change in Control occurring as a result of an event described in clause (iii) of the definition of a Change in Control contained in this Section 2, the Average Market Value of a Common Share during the 30-day period ending on the day preceding the occurrence of such Change in Control.

     "ESOP CONTRIBUTION" shall mean the ESOP Contribution as defined under the 401(k) Plan.

     "EXECUTIVE DEFERRED COMPENSATION PLAN" shall mean the Executive Deferred Compensation Plan of U.S. Trust Corporation.

     "401(K) PLAN" shall mean the 401(k) Plan and ESOP of United States Trust Company of New York and Affiliated Companies.

     "PARTICIPANT" shall mean an officer of the Corporation or any of its Affiliated Companies who is selected to participate in the Plan.

     "PLAN" shall mean the Executive Incentive Plan of U.S. Trust Corporation, as set forth herein and as amended from time to time.

     "PLAN YEAR" shall mean, initially, the period beginning on September 1, 1995 and ending on December 31, 1995, and thereafter, each calendar year.

     "RESTRICTED UNIT" shall mean a unit of measurement equivalent to one Common Share, with none of the attendant rights of a shareholder of such share, including, without limitation, the right to vote such share and the right to receive dividends thereon, except to the extent otherwise specifically provided herein.

3.  MAXIMUM NUMBER OF COMMON SHARES OF STOCK AVAILABLE FOR AWARDS

     Notwithstanding any other provision of the Plan, the number of Common Shares that may be distributed with respect to Restricted Units granted under the Plan shall be limited to 120,000 Common Shares, plus a number of Common Shares equal to the total number of additional Restricted Units credited to Participants with respect to dividends paid on Common Shares pursuant to the terms of the agreements evidencing their grants, as provided in Section 6(d)(vii). In the event that any Restricted Units initially granted or thereafter credited to a Participant shall be forfeited, the number of Common Shares no longer payable with respect to the Restricted Units so forfeited shall thereupon be released and shall thereafter be available for new grants of Restricted Units under the Plan. The limitation provided under this Section 3 shall be subject to adjustment as provided in Section 7.

     The Common Shares distributed under the Plan may be authorized and unissued shares, shares held in the treasury of the Corporation, or shares purchased on the open market by the Corporation at such time or times and in such manner as it may determined. The Corporation shall be under no obligation to acquire Common Shares for distribution to Participants before payment in Common Shares is due.

4.  PARTICIPATION

     Participants in the Plan shall be limited to those officers of the Corporation and its Affiliated Companies who the Committee, in its sole discretion, selects to participate in the Plan.

     The Committee may select as a Participant for any Plan Year, any officer who, in the sole judgment of the Committee, has made contributions in the past, and who is expected to continue to make contributions in the future, that are critical to the success of the Corporation and its Affiliated Companies and to the growth of their business.

     Any person who has been selected as a Participant for any Plan Year shall continue to be a Participant in the Plan for each subsequent Plan Year during the period of his or her employment, subject, however, to the Committee's right to terminate such individual's participation in the Plan as of any Plan Year commencing after the date on which the Committee makes its determination to terminate such individual's participation.

5.  AWARDS

     Awards for any Plan Year shall be made in accordance with the following provisions:

          (a) At the start of the Plan Year, the Committee shall establish (i) the corporate performance goals (the "Performance Goals") which will apply in determining the Awards for such year, (ii) the aggregate amount that will be available for Awards for such year if such Performance Goals are achieved (the "Target Awards Pool"), and (iii) the percentages of the Target Awards Pool that will in fact be available for Awards for the year based on the level of achievement of such Performance Goals, which percentages may be greater than 100% if the Performance Goals are exceeded and less than 100% if the Performance Goals have not been fully achieved (the "Actual Awards Pool").

          (b) The Performance Goals established for the year shall be based upon achievement of a specified level of earnings per share of the Corporation and/or upon such other corporate objectives as the Committee shall determine. The Committee shall have the authority at any time to adjust the Performance Goals, or performance measurement standards, for the Plan Year as it deems equitable in recognition of (i) extraordinary or nonrecurring events experienced by the Corporation (or by any other corporation whose performance is relevant to the determination of the amount of any Award hereunder) during the Plan Year, (ii) changes in applicable accounting rules or principles or changes in the Corporation's (or in any other such corporation's) methods of accounting during the Plan Year, (iii) the occurrence of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the capital structure of the Corporation (or of any other such corporation), or (iv) such other events, changes, occurrences, conditions or circumstances as in the Committee's judgment, shall warrant such adjustment.

          (c) The Committee shall determine the amount of the Target Awards Pool as a percentage or percentages of the aggregate base salary earned for the year while a Participant of all Participants, either individually or by categories of Participants, provided that the Committee may, in its sole discretion, also apply such percentage or percentages to other current or deferred compensation and determine the year for which such deferred compensation shall be counted.

          (d) At the end of the Plan Year, the Committee shall determine the extent to which the Performance Goals for the year have been met and, based thereon, the amount of the Actual Awards Pool. The Committee shall also determine the amount of the Award, if any, earned by each Participant for the year, based on the level of the Participant's achievement of the goals and objectives established for the Participant at the start of the Plan Year. In the case of all Participants other than the Chief Executive Officer, the individual goals for each Plan Year shall be set, and the Participant's performance relative to such goals will be measured, by the Committee based upon the recommendations of the Chief Executive Officer.

          (e) The Committee may, in its discretion, make Awards to Participants in an aggregate amount less than the amount of the Actual Awards Pool. The Committee may also, in its discretion, allocate any portion of the Actual Awards Pool for use in making special additional Awards to particular Participants.

          (f) An individual who is a Participant for less than a full year shall receive such portion of an Award, if any, for that year as the Committee shall determine.

6.  PAYMENT OF AWARDS

     The amount payable hereunder to a Participant with respect to an Award earned for any Plan Year shall be determined in accordance with the following provisions:

          (a) The amount payable with respect to a Participant's Award for a Plan Year shall be the total amount of the Award earned by the Participant, reduced by the sum of (i) the amount of any ESOP Contribution to be made on behalf of the Participant under the 401(k) Plan for the "Plan Year" (as defined in the 401(k) Plan) corresponding to such Plan Year, and (ii) the Supplemental ESOP Contribution amount to be credited to the Participant's account under the Executive Deferred Compensation Plan for such Plan Year, in either case with respect to the base salary of such Participant that was taken into account in determining the Target Awards Pool for that Plan Year.

          (b) The amount payable with respect to a Participant's Award, as determined under (a) above, shall be payable partly in cash and partly in the form of Restricted Units (the portions so payable are hereinafter referred to, respectively, as the "Cash Portion", and the "Restricted Units Portion", of the Participant's Award), in such percentages as the Committee in its discretion shall determine; provided, however, that the Restricted Units Portion shall be equal to at least 25%, and shall not exceed 33 1/3%, of the total amount so payable with respect to the Participant's Award. Notwithstanding the foregoing, the 25% minimum referred to in the preceding sentence shall be reduced in such manner as the Committee shall determine in its discretion, to the extent necessary in order for the aggregate number of Restricted Units granted with respect to Awards made to Participants hereunder for any Plan Year not to exceed 80,000 Restricted Units.

          (c) The number of Restricted Units to be granted to a Participant with respect to the Restricted Units Portion of the Participant's Award shall be determined by dividing the amount of the Restricted Units Portion by the Average Market Value of one Common Share on the date on which the Committee makes its determination of the Awards earned by Participants for the Plan Year in question.

          (d) The grant of Restricted Units with respect to the Restricted Units Portion of a Participant's Award for any Plan Year shall be evidenced by a written agreement between the Corporation and the Participant in a form approved by the Committee. In addition to including such other terms and conditions as the Committee may require, the agreement shall

        (i) specify the number of Restricted Units granted to the Participant, and the date of grant;

        (ii) provide for such Restricted Units to become vested on the fifth anniversary of the date of grant, or if earlier, on the date of the Participant's death, disability or retirement at age 65 (the "Vesting Date" for the Participant's Restricted Units);

        (iii) provide for the forfeiture of the Participant's Restricted Units in the event of his or her termination of employment prior to the Vesting Date for such Restricted Units for any reason other than the Participant's death, disability or retirement at age 65, except to the extent the Committee in its discretion otherwise determines;

        (iv) require that payment with respect to the Participant's Restricted Units be made in the form of Common Shares;

        (v) provide for such payment to be made as soon as practicable after the Vesting Date for such Restricted Units;

        (vi) permit the Participant to elect to defer payment with respect to such Restricted Units upon such terms and conditions as are set forth in such agreement; and

        (vii) provide for the Participant to be credited with an additional number of Restricted Units in respect of dividends paid on the Corporation's Common Shares during the period from the date of grant to the date on which payment with respect to the Participant's Restricted Units is made in full.

          (e) The Cash Portion of a Participant's Award for any Plan Year shall be paid in the form of a single lump sum cash payment as soon as practicable after the end of such Plan Year, except to the extent that the Participant (i) has elected, under the applicable provisions of the 401(k) Plan, to have any part of such portion of such Award reduced, and to have an amount equal to such part contributed to the 401(k) Plan on the Participant's behalf and/or (ii) has elected, under the applicable provisions of the Executive Deferred Compensation Plan, to defer any part of such portion of such Award.

          (f) With respect to that part of the Cash Portion of any Award that is subject to a Participant's election under the 401(k) Plan, an amount equal to such part of the Cash Portion shall be contributed to the 401(k) Plan on behalf of the Participant; and thereupon, the obligation of the Corporation and its Affiliated Companies with respect to payment of such part of the Cash Portion of the Award shall be fully discharged. However, no such contribution shall be made to the extent it would cause any limitation applicable under the 401(k) Plan to be exceeded.

          (g) With respect to that part of the Cash Portion of any Award that is subject to a Participant's election under the Executive Deferred Compensation Plan, the obligation of the Corporation and its Affiliated Companies under this Plan with respect to payment of such part of the Cash Portion of the Award shall be fully discharged upon the crediting of such part of the Cash Portion of the Award to the Participant's account under the Executive Deferred Compensation Plan in accordance with the applicable provisions of such Plan.

          (h) All liabilities in respect of the Cash Portion of Awards earned by Participants under the Plan shall be discharged by the respective Affiliated Companies employing such Participants.

7.  CERTAIN ADJUSTMENTS TO PLAN SHARES

     In the event of any change in the Common Shares by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase Common Shares at a price substantially below fair market value, or any similar change affecting the Common Shares, the number and kind of shares represented by Restricted Units shall be appropriately adjusted consistent with such change in such manner as the Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder. The Committee shall give notice to each Participant of any adjustment made pursuant to this Section and, upon such notice, such adjustment shall be effective and binding for all purposes.

8.  LISTING AND QUALIFICATION OF COMMON SHARES

     The Corporation, in its discretion, may postpone the issuance, delivery, or distribution of Common Shares pursuant to a grant of Restricted Units until completion of such stock exchange listing or other qualification of such shares under any state or federal law, rule or regulation as the Corporation may consider appropriate, and may require any Participant or Beneficiary to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

9.  CHANGE IN CONTROL

     Notwithstanding any other provision in the Plan to the contrary (but subject to the proviso contained in the definition of "Change in Control" in
Section 2), upon the occurrence of a Change in Control, the following provisions shall apply.

          (a) All Performance Goals and individual goals and objectives with respect to the Plan Year in which the Change in Control occurs (the "Year of Change") shall be deemed to have been attained to the full and maximum extent, and the Actual Awards Pool for the Year of Change shall be determined by multiplying the Target Awards Pool for such year by the highest percentage thereof established by the Committee under Section 5(a)(iii) for determining the amount of the Actual Awards Pool for such year.

          (b) Unless another formula shall have been designated by the Committee prior to the Change in Control, each Participant shall be allocated a portion of the Actual Awards Pool for the Year of Change, as determined under (a) above, equal to the amount of such Actual Awards Pool, multiplied by a fraction, the numerator of which is the portion of the anticipated annual compensation of the Participant which was taken into account by the Committee in determining the Target Awards Pool for the Year of Change, and the denominator of which is the sum of all such amounts.

          (c) As soon as practicable following the Change in Control, all Awards which are deemed to have been earned to the full and maximum extent upon the occurrence of the Change in Control shall be payable in full in single cash lump sums, reduced by any taxes withheld pursuant to Section 10 and by the amount of any ESOP Contributions to be made on behalf of Participants under the 401(k) Plan for the Year of the Change.

          (d) No Awards payable in accordance with this Section shall be forfeitable on account of a Participant's termination of employment upon or following the Change in Control.

          (e) All Restricted Units granted or credited to a Participant that had not previously become vested shall become vested upon the occurrence of the Change in Control.

          (f) The Corporation shall make payment to each Participant with respect to all of the Restricted Units standing to his or her credit at the time of the Change in Control, including all Restricted Units subject to any deferral elections made by the Participant as provided in Section 6(d)(vi). The amount to be paid to each Participant shall be an amount determined by multiplying the aggregate number of Restricted Units then standing to the Participant's credit by the Determined Value of one Common Share. All amounts payable to Participants pursuant to this Section 9(f), reduced by any taxes withheld pursuant to Section 10, shall be paid to such Participants as soon as practicable following the Change in Control.

10.  TAXES

     The Corporation or any of its Affiliated Companies may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld with respect to amounts payable under the Plan including, but not limited to (i) deducting the amount so required to be withheld from any other amount then or thereafter payable to a Participant or Beneficiary, (ii) reducing the payment otherwise required to be deferred pursuant to a Participant's election under
Section 6 (d)(vi) with respect to his or her Restricted Units, by the amount so required to be withheld with respect to such deferred payment, and/or (iii) requiring a Participant or Beneficiary to pay to the Corporation or any of its Affiliated Companies the amount so required to be withheld as a condition of the issuance, delivery, or distribution of any Common Shares. The Committee may permit such amount to be paid in Common Shares previously owned by the Participant, or a portion of the Common Shares that otherwise would be distribution to such Participant in respect to his or her vested Restricted Units, or a combination of cash and such Common Shares.

11.  DESIGNATION AND CHANGE OF BENEFICIARY

     Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive any amount, or any Common Shares, payable under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any previously designated Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If at the date of a Participant's death, there is no designation of a Beneficiary in effect for the Participant pursuant to the provisions of this Section 11, or if no Beneficiary designated by the Participant in accordance with the provisions hereof survives to receive any amount, or any Common Shares, payable under the Plan by reason of the Participant's death, the Participant's estate shall be treated as the Participant's Beneficiary for purposes of the Plan.

12.  PAYMENTS TO PERSONS OTHER THAN PARTICIPANT

     If the Committee shall find that any person to whom any amount, or any Common Shares, is payable under the Plan is unable to care for his or her affairs because of illness, accident or legal incapacity, then, if the Committee so directs, any payment due to such person may be paid to such person's spouse, child or other relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person, unless a prior claim for payment of such amount, or payment of such Common Shares, has been made by a duly appointed legal representative of such person. Any such payment shall be a complete discharge of the liability of the Corporation or the applicable Affiliated Company therefor.

13.  RIGHTS OF PARTICIPANTS

     A Participant's rights and interests under the Plan shall be subject to the following provisions:

          (a) A Participant shall have the status of a general unsecured creditor of the Corporation with respect to his or her right to receive any payment under the Plan. The Plan shall constitute a mere promise by the Corporation or the applicable Affiliated Company to make payments in the future of the benefits provided for herein. It is intended that the arrangements reflected in this Plan be treated as unfunded for tax purposes, as well as for purposes of any applicable provisions of Title I of ERISA.

          (b) A Participant's rights to payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or his or her Beneficiary.

          (c) Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employment of the Corporation or any of its Affiliated Companies.

          (d) No Participant shall have the right, by virtue of having been selected as a Participant in the Plan, to be automatically entitled to receive an Award for any Plan Year.

          (e) No Award shall be considered as compensation under any employee benefit plan of the Corporation or any of its Affiliated Companies, except as specifically provided in any such plan or as otherwise determined by the Board of Directors.

14.  ADMINISTRATION

     The Plan shall be administered by the Committee. A majority of the members of the Committee shall constitute a quorum. The Committee may act at a meeting, including a telephone meeting, by action of a majority of the members present, or without a meeting by unanimous written consent. In addition to the responsibilities and powers assigned to the Committee elsewhere in the Plan, the Committee shall have the authority, in its discretion, to establish from time to time guidelines or regulations for the administration of the Plan, interpret the Plan, and make all determinations considered necessary or advisable for the administration of the Plan.

     All decisions, actions or interpretations of the Committee under the Plan shall be final, conclusive and binding upon all parties.

     No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each member of the Committee, and each employee, officer, director or trustee of the Corporation or any of its Affiliated Companies to whom any duty or power relating to the administration or interpretation of the Plan may be delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

15.  AMENDMENT OR TERMINATION

     The Board of Directors may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no amendment, suspension or termination of the Plan shall deprive any Participant of any rights to Awards previously made under the Plan without his or her written consent. Any amendment that the Board of Directors would be permitted to make pursuant to the preceding sentence may also be made by the Committee where appropriate to facilitate the administration of the Plan or to comply with applicable law or any applicable rules and regulations of government authorities, provided that the cost of the Plan to the Corporation and its Affiliated Companies is not materially increased thereby.

16.  SUCCESSOR CORPORATION

     The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

17.  GOVERNING LAW

     The Plan shall be governed by and construed in accordance with the laws of the State of New York.

18.  EFFECTIVE DATE

     The Plan shall be effective as of September 1, 1995, subject, however, to approval by the holders of a majority of the outstanding Common Shares of the Corporation present or represented at the first meeting of the Corporation's shareholders to be held after September 1, 1995.

U.S. TRUST                                              U.S. TRUST CORPORATION
STOCK FUND VOTING INSTRUCTION

  VOTING INSTRUCTION SOLICITED BY BOARD OF DIRECTORS FOR SPECIAL MEETING OF SHAREHOLDERS UNITED STATES TRUST COMPANY OF NEW YORK, 114 WEST 47TH STREET,
                              NEW YORK, NEW YORK
             TUESDAY, OCTOBER 24, 1995, 10:00 A.M. NEW YORK TIME

The undersigned, a Member of the Employees 401 (k) Plan & ESOP of
United States Trust Company of New York and Affiliated Companies (the "Plan"), hereby instructs United States Trust Company of New York as Trustee of the Plan to vote, either in person or by proxy, the number of Common Shares of the Corporation represented by my interest in the Stock Fund in accordance with the terms of the Plan upon the nominees for Director (S.C. Butler, P.W. Douglas, O.D. Munn, H.M. Schwarz, P.L. Smith, C.L. Wainwright, R.A. Wooden, P.O.
Crisp, D.P. Davison, A.M. Grumbach, F.C. Hamilton, J.S. Maurer, R.F. Tucker,
E. Baum, P. deMontebello, P.L. Malkin, J.H. Stookey, F.B. Taylor and R.N. Wilson), upon the other matters shown on the reverse side, which are described in the Proxy Statement, and upon all other matters which may come before the Special Meeting of Shareholders of U.S. Trust Corporation, or any adjournment thereof.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES
                                                        (SEE REVERSE SIDE).


/X/  PLEASE MARK YOUR VOTE WITH AN X.


1. Election of Directors   FOR     WITHHELD
                           / /       / /

For, except vote withheld from the following nominee(s) named on the reverse side:

-------------------------------------------------------------------------------

2. Ratify selection of Independent Accountants

      FOR          AGAINST      ABSTAIN
      / /            / /          / /

3.  Approval of the 1995 Stock Option Plan

      FOR          AGAINST      ABSTAIN
      / /            / /          / /

4.  Approval of the Executive Incentive Plan

      FOR          AGAINST      ABSTAIN
      / /            / /          / /

5.  On any other matters that may come before the meeting

      IN THE DISCRETION
       OF THE TRUSTEE
       OR ITS PROXIES           ABSTAIN
             / /                   / /


-------------------------------------------------------------------------------
SIGNATURE(S)   PLEASE MARK, SIGN, DATE AND RETURN THIS               DATE
PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   U.S. TRUST
                             U.S. TRUST CORPORATION

PROXY

     PROXY SOLICITED BY BOARD OF DIRECTORS FOR SPECIAL MEETING OF SHAREHOLDERS
                    UNITED STATES TRUST COMPANY OF NEW YORK,
                    114 WEST 47TH STREET, NEW YORK, NEW YORK
                 TUESDAY, OCTOBER 24, 1995, 10:00 A.M. NEW YORK TIME

The undersigned appoints WILLIAM M. THROOP, JR. and EDWARD B. PENNFIELD or either of them, each with power of substitution, to attend the Annual Meeting of Shareholders of U.S. Trust Corporation and to vote the Common Shares the undersigned would be entitled to vote if personally present upon the nominees for Director (S.C. Butler, P.W. Douglas, O.D. Munn, H.M. Schwarz, P.L. Smith, C.L. Wainwright, R.A. Wooden, P.O. Crisp, D.P. Davison, A.M. Grumbach, F.C. Hamilton, J.S. Maurer, R.F. Tucker, E. Baum, P. deMontebello, P.L. Malkin, J.H. Stookey, F.B. Taylor and R.N. Wilson), upon the other matters on the reverse side, which are described in the Proxy Statement, and upon all other matters which may come before the Special Meeting of Shareholders of U.S. Trust Corporation, or any adjournment thereof.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THIS PROXY.

                                                              (SEE REVERSE SIDE)

/X/  Please mark your
     vote with an X.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1-5

     This proxy will be voted "FOR" Items 1-2 if no choice is specified.

1. Election of  FOR  WITHHELD  2. Ratify selection of     FOR  AGAINST  ABSTAIN
   Directors    / /    / /        Independent Accountants / /    / /      / /

For, except vote withheld from the following nominees(s) named on the reverse side:

--------------------------------------------------------

3.  Approval of the 1995 Stock Option Plan

      FOR          AGAINST      ABSTAIN
      / /            / /          / /

4.  Approval of the Executive Incentive Plan

      FOR          AGAINST      ABSTAIN
      / /            / /          / /

5.  On any other matters that may come before the meeting

      IN THE DISCRETION
       OF THE TRUSTEE
       OR ITS PROXIES           ABSTAIN
             / /                   / /


-------------------------------------------------------------------------------
SIGNATURE(S)   PLEASE MARK, SIGN, DATE AND RETURN THIS               DATE
PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name or names appear hereon. Please add your title if you are signing as Attorney, Administrator, Executor, Guardian, Trustee or in any other representative capacity.

U.S. TRUST                                               U.S. TRUST CORPORATION
ESOP VOTING INSTRUCTION

  VOTING INSTRUCTION SOLICITED BY BOARD OF DIRECTORS FOR SPECIAL MEETING OF SHAREHOLDERS UNITED STATES TRUST COMPANY OF NEW YORK, 114 WEST 47TH STREET,
                              NEW YORK, NEW YORK
             TUESDAY, OCTOBER 24, 1995, 10:00 A.M. NEW YORK TIME


The undersigned, a Member of the Employees' 401 (k) Plan & ESOP of
United States Trust Company of New York and Affiliated Companies (the "Plan"), hereby instructs United States Trust Company of New York as Trustee of the Plan to vote, either in person or by proxy, the number of Common Shares of the Corporation allocated to my account in the ESOP Stock Fund which I am entitled to vote in accordance with the terms of the Plan upon the nominees for Director (S.C. Butler, P.W. Douglas, O.D. Munn, H.M. Schwarz, P.L. Smith, C.L. Wainwright, R.A. Wooden, P.O. Crisp, D.P. Davison, A.M. Grumbach, F.C. Hamilton, J.S. Maurer, R.F. Tucker, E. Baum, P. deMontebello, P.L. Malkin, J.H. Stookey, F.B. Taylor and R.N. Wilson), upon the other matters shown on the reverse side, which are described in the Proxy Statement, and upon all other matters which may come before the Special Meeting of Shareholders of U.S.
Trust Corporation, or any adjournment thereof.



 YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE).

 /X/ Please mark your vote with an X.

   1. Election of Directors    FOR     WITHHELD
                               / /       / /


 For, except vote withheld from the following nominees(s) named on the reverse side:

--------------------------------------------------------------------------------

   2. Ratify selection of Independent Accountants

          FOR            AGAINST         ABSTAIN
          / /              / /             / /

   3.  Approval of the 1995 Stock Option Plan

         FOR          AGAINST      ABSTAIN
         / /            / /          / /

   4.  Approval of the Executive Incentive Plan

         FOR          AGAINST      ABSTAIN
         / /            / /          / /

   5.  On any other matters that may come before the meeting

         IN THE DISCRETION
          OF THE TRUSTEE
          OR ITS PROXIES            ABSTAIN
                / /                   / /


-------------------------------------------------------------------------------
SIGNATURE(S)   PLEASE MARK, SIGN, DATE AND RETURN THIS               DATE
PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

U.S. Trust
                PERFORMANCE
                  INTEGRITY
                    QUALITY
U.S. TRUST

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18

U.S. Trust
                PERFORMANCE
                  INTEGRITY
                    QUALITY
U.S. TRUST

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18

U.S. TRUST CORPORATION IS AN INVESTMENT MANAGEMENT COMPANY WITH FIDUCIARY AND BANKING POWERS. THROUGH ITS PRINCIPAL SUBSIDIARY, UNITED STATES TRUST COMPANY OF NEW YORK, AND SELECTED OFFICES NATIONWIDE, U.S. TRUST SERVES AFFLUENT INDIVIDUALS, FAMILIES AND INSTITUTIONS. ESTABLISHED IN 1853, U.S. TRUST MAINTAINS A HEADQUARTERS FACILITY AT 114 WEST 47TH STREET IN NEW YORK CITY.

Contents
To Our Shareholders       1

Personal Investment
Management and
Related Services          5

Other Businesses         14

Avoiding Investment
Black Holes              16

Investment Performance   18

U.S. Trust Officers      19

INVESTMENT PERFORMANCE

In the past year, U.S. Trust's investment professionals continued to produce excellent results for our clients. Following a difficult year for the markets in 1994, during which we achieved the important goal of preserving and protecting our clients' wealth, the first half of 1995 was marked by bull markets in both equities and bonds.

As of June 30, 1995, U.S. Trust's Discretionary Account Composite, which includes equity accounts aggregating more than $300 million over which we have total discretion, has posted a 10-year annualized return of 16.50% versus 14.67% for the S&P 500 and 14.07% for INDATA, an industry composite. Our Managed Account Universe, totaling over $11 billion in domestic and international equities, has generated an annualized return of 14.97% over the past 10 years.

A number of the UST Master equity mutual funds have outperformed the S&P 500 over the past 12 months. Compared to an S&P 500 return of 26.01% (and an INDATA median of 23.47%), the UST Master Productivity Enhancers Fund returned 32.39%; the Early Life Cycle Fund, 30.21%; the Communication & Entertainment Fund, 28.97%; and the Global Competitors Fund, 26.35%.

On the fixed-income side, our Pooled Fixed Income Fund earned a 13.05% return over the 12 months ended June 30, 1995, versus 12.76% for the Lehman Government/Corporate Fund. The UST Master Long-Term Tax-Exempt Fund returned 13.46%, ranking number one out of 201 funds in its Lipper Analytical Services category. The UST Master New York Intermediate-Term Tax-Exempt Fund also ranked first among 21 funds in its Lipper category with a return of 8.98%, while the UST Master Intermediate-Term Tax-Exempt Fund ranked third out of 103 funds and returned 8.81%. Among taxable funds, the UST Master Managed Income Fund ranked eighth out of 74 funds in its Lipper category, with a 14.33% return.

International markets, in general, have underperformed U.S. markets over the past year. Our International Fund for Trusts returned 2.46% over the 12 months ending June 30, 1995, versus an increase of 0.84% for the Financial Times Index. Our UST Master Pan-European Fund posted a return of 13.74%.

TO OUR SHAREHOLDERS

This is an exciting moment in our corporate history as a restructured U.S. Trust Corporation--focused exclusively on investment management, private banking and fiduciary services--emerges, following the recently completed sale of our securities processing businesses to The Chase Manhattan Corporation. This important strategic move represents a return to U.S. Trust's roots as the nation's oldest investment management and trust company, and going forward it enables us to concentrate on our most profitable business--investment management--which offers very attractive growth prospects. With this major transaction behind us, we are eager to take advantage of the many opportunities that await a streamlined and more tightly focused U.S. Trust, which is profiled in this booklet.

We completed the sale of our securities processing businesses--institutional custody, mutual funds servicing and unit trust--in September of this year. The proceeds from the sale--$363.5 million in Chase stock--went directly to our shareholders tax-free. In addition, shareholders received stock in the new U.S. Trust Corporation on a share-for-share basis. We made the decision to sell these businesses because they would have diverted resources away from the future growth and expansion of our more profitable investment management and related businesses and in order to realize a substantial increase in shareholder value.

Today, we continue to have the advantage of the strong franchise we have built in our investment management, private banking and fiduciary services businesses which U.S. Trust has been in since the 1850's. We hold leadership positions in all of the businesses in which we now compete and enjoy a well-established reputation for professional expertise and performance. And now we will be able to concentrate all our management attention and corporate resources on these businesses. We have negotiated a service agreement with Chase whereby they will provide data processing and operational services for our businesses at a considerable cost saving. The downsizing which we have accomplished as a result of the transaction will reduce our corporate overhead and infrastructure. In addition, the sale of the securities processing businesses has significantly decreased the risks associated with the operation of our businesses.

U.S. Trust's investment management and related services will now generate approximately 85% of our revenues. The bulk of these services are provided to affluent individuals and families who account for $23 billion of our $41.2 billion in assets under management. The number of individuals and families in the U.S. with over $200,000 in income or more than $1 million in investable assets continues to increase more than 15% annually, making this a very attractive market going forward. Moreover, the owners of less than one-third of these assets currently use professional investment managers. Our goal is not only to participate in the continuing growth of our market, but also to increase our overall market share.

A key element in our approach to the affluent market, which differentiates us from our numerous competitors, is to meet all the financial needs of our clients through our unique ability to offer a full range of investment management services, as well as private banking, financial, estate and tax planning and trust services. This is also a fundamental strategy to attract investment assets.

Another important strategy for growth in our personal investment management business will be to continue our selective geographic expansion into areas where wealth is concentrated. In the immediate future, these efforts will be aimed primarily at expanding our presence in those regions where we are already established: California, Connecticut, Florida, New Jersey, Texas, the Pacific Northwest and the greater New York City region. In the coming year, we are opening offices in Greenwich, Connecticut and Garden City, Long Island.

A strong sales effort is also important to the growth of our investment management business in both the personal and institutional markets, and we have devoted considerable resources to building a professional sales force in recent years, as well as to instilling a sales culture throughout the entire organization.

Superior investment performance will continue to be integral to the success of our business in the future. We have compiled an enviable record, consistently outperforming the major indices and the majority of our competitors in both equity and fixed-income investing while meeting our clients' objectives, in individually managed accounts and pooled funds.

Pooled funds enable us to profitably provide our investment expertise to smaller individual and institutional clients. Our UST Master Fund family of mutual funds (soon to be renamed the Excelsior Funds) is the investment vehicle for our popular Wealth Management Account for individuals with a minimum of $250,000 to invest. We are currently exploring methods of broadening the distribution of our mutual funds, and we also plan to introduce a new 401(k) product this fall that will use a subset of these funds.

In both our corporate trust and special fiduciary services businesses, which are based on our long-standing fiduciary expertise, we are among the leading firms nationwide. We consistently rank among the 10 largest corporate trustees in the country, reflecting our independence and our ability to build long-term relationships. In special fiduciary services, we are known for serving large complex employee benefit plans and dominate this segment of the market.

Exciting opportunities for growth abound for U.S. Trust, and we are even more strongly positioned now to take advantage of them. We will continue to manage our business with an ownership perspective and to place great emphasis on being responsive to clients' needs and building long-term relationships. As in the past, our talented and dedicated employees will play a vital role in our future success. As we move forward into this new era, the principles which have guided U.S. Trust since its founding in 1853 remain unchanged: a firm commitment to performance, integrity and quality in all that we do.

H. Marshall Schwarz
Chairman and Chief Executive Officer

Jeffrey S. Maurer
President and Chief Operating Officer

AVOIDING INVESTMENT BLACK HOLES

In the recent past, we have witnessed in quick succession the appearance of an impressive array of "investment black holes:" market-shaking events that quickly and mercilessly extract staggering losses from investors. Among the most notable have been the bankruptcy of Orange County, the fall of the Mexican peso and ensuing precipitous decline of emerging markets, huge losses in derivatives, the collapse of several hedge funds and the fall of Barings. Even in bull markets there are investment black holes. In fact, bull markets help to generate the excitement that leads to black holes.

Although they might seem to be a new phenomenon, investment black holes have always been around. Think of the tulip bulb mania in 17th century Holland or the Florida Land Boom of the 1920's which contributed to the Great Depression. While initially they provided tremendous upside, disaster followed. There has never been a shortage of opportunities for speculators seeking excessive returns to lose their shirts. What is different today is that readily available credit and the proliferation of derivatives have made it easier for speculators to leverage the size of their bets (and their losses).

To avoid investment black holes, it is important to understand the difference between investing and speculating. As noted investor and author Benjamin Graham said, "An investment operation is one which, upon thorough analysis, promises safety of principal and an adequate return. Operations not meeting these requirements are speculative."

Quite simply, investors get caught in black holes by overconcentrating in an investment without appreciating the underlying risks involved.

Clearly, it is vital to intelligent investing to correctly assess the level of risk associated with various investments. In-depth knowledge and experience of markets and investments, solid research and thorough credit analysis are essential to accurately assess investment risks. However, there is no substitute for good judgment.

Investors should also be objective about how much risk they are willing to assume. Most individual investors dislike losing money on their investments much more than they like making it. If you ask them, "How much money are you willing to lose?," the answer is usually a resounding "None."

Our investment job at U.S. Trust is to understand a client's objectives and risk tolerance. We then take steps to maintain an acceptable level of risk in that individual's portfolio. Or, to take a more positive view, we take appropriate risks to earn attractive returns and avoid losses from uncontrolled risks.

A fundamental strategy for managing investment risk is diversification. Applied properly to an individual portfolio, this strategy includes diversification of asset classes, individual investments and risks. But even with a diversified portfolio, it is important to guard against what economist and consultant Peter Bernstein calls "seatbelt risk." Bernstein points out that research shows that the probability of automobile accidents increases when people wear seatbelts, because they take risks they would never take without the seatbelt. For example, investors should not be seduced by whatever is doing well in their portfolios and shift too much money into it. A diversification "seatbelt" is not a guarantee against loss. As Bernstein says, "diversification promises only one thing: not every thing in your portfolio is going to lose value at the same time or to the same degree."

A rigorous valuation process is essential to controlling risk. At U.S. Trust we have developed a system of strategies and themes that enables us to find companies that represent fundamental, underlying investment value that has not yet been adequately recognized by the market. This approach not only finds value investment opportunities, but also protects against inadvertent concentration in stocks with similar characteristics. We also try to be slightly contrarian in our outlook. Investors must avoid being carried away by crowd psychology--a hallmark of investment manias that become black holes.

Often investors fall victim to black holes by trying to time the market. As Graham said, this is one of the primary distinctions between an investor and a speculator: "The speculator's primary interest lies in anticipating and profiting from market fluctuations; the investor's primary interest lies in acquiring and holding suitable securities at suitable prices." Attempting to predict market movements is usually futile. Market gains generally occur in comparatively short bursts. For example, experience has shown that stocks held for an average of 1-1/2 years gain the bulk of their returns in a 60-day period. Similarly, getting out of a market at the first hint of trouble is usually impossible; first hints go unnoticed or are not believed.

It is also important for investors to be realistic about what is a reasonable return to expect without taking undue risks. Many people become victims of investment black holes by reaching for excessive returns. We do not recommend using leverage or derivatives in portfolios to enhance returns. As we have seen so vividly in the recent past, this is a double-edged sword. It is wise to be skeptical of extravagant claims regarding investment returns. Investment professionals who are incented to maximize returns may be willing to place big bets--with other people's money. They also are not very tax sensitive, no doubt to their clients' ultimate dismay. We think that through tax-efficient investing it is possible to outperform the market over time; that is our goal and that is what we have consistently achieved. We do not believe that we, or anyone else, have a magic wand that will double market returns.

Finally, investors must be ever-vigilant. Investment black holes are always there, but we do not know exactly where until we see other investors start to disappear into them. Keep your eyes open (and your seatbelt fastened)!

Frederick B. Taylor
Vice Chairman and Chief Investment Officer

PERSONAL INVESTMENT MANAGEMENT
AND RELATED SERVICES

Since our founding in 1853, U.S. Trust's principal business has been providing investment management, private banking and fiduciary services to affluent individuals and their families. Today, this is one of the fastest growing markets for financial services in the U.S. The top two percent wealthiest households, with $200,000 in income or $1 million in investable assets, currently numbers 2.1 million with a total of $4.2 trillion in assets and is projected to grow at more than 15% annually over the next decade. Less than one-third of these assets are professionally managed. Furthermore, we are about to experience the largest intergenerational transfer of wealth in the nation's history: an estimated $5 trillion over the next 20 years. By the year 2000, alone, $1 trillion is expected to be handed down.

U.S. Trust is in the enviable situation of being in a growth market and also of being uniquely positioned to capitalize on this opportunity. As the nation's oldest investment management and trust company, we have unequaled experience in serving this market. Together with our competitive investment performance, we offer a comprehensive array of services required to manage the financial affairs of the affluent. Our in-depth professional expertise and our ability to deliver the quality service demanded by this market equip us well to take advantage of the opportunities before us.

OUR MARKET

U.S. Trust serves a wide range of affluent individuals--from the nation's wealthiest families to those with a minimum of $250,000 to invest. In all of our relationships with our clients we strive to become their key financial advisor, helping to identify their financial objectives and find creative solutions to their evolving situation. We focus on the entire family's needs, involving multiple generations when appropriate. Because we offer a complete array of related services--private banking, financial, estate and tax planning, and trust services--in addition to our core investment management capabilities, we are generally able to meet all of our clients' wealth management needs. The majority of our clients have $2 million to $50 million in assets. We provide them with balanced accounts and specialized investment management services, and they are able to make full use of our related services as well.

We have always served as financial advisor to the nation's wealthiest families, and today we have relationships with more than 300 families who have a net worth of over $50 million. These ultra-affluent families need a sophisticated financial advisor who can craft customized solutions for their particular situation. U.S. Trust offers them a broad array of tax-efficient investments, as well as non-traditional investment opportunities, such as venture capital. Our nationally recognized CTC Consulting affiliate can assist in developing investment policy and in selecting and monitoring investment managers. We provide a powerful master custody service with flexible reporting and accounting capabilities. We offer flexibility when serving as trustee for family assets--from serving as investment manager directly, to monitoring a group of outside managers, to managing a business held in trust or a controlling block of family stock. As a strategic financial advisor, we can provide comprehensive counsel ranging from tax and estate issues to succession planning for family businesses. And we have unparalleled experience and expertise in the management of family foundations.

Another important segment of our market is individuals in their wealth accumulation years--those with $250,000 to $2 million in financial assets. We want to reach this generally younger market before they form loyalties to other advisors. Furthermore, as a recent U.S. Trust Survey of Affluent Americans indicated, affluent "baby boomers" are now saving 23% of their after-tax income. Our Wealth Management Account, which allows individuals to invest through our family of proprietary mutual funds, has been very successful in attracting this market. In addition, our private banking services often provide the introduction to U.S. Trust for these individuals.

In order to capitalize on the opportunities presented by our growing market, we have increased the resources devoted to business development and marketing. We have more than tripled the sales force in New York City and our regional offices to 45 in the past several years. In addition, we have worked to instill a sales culture throughout the entire organization, including offering a generous sales incentive program. Our national and local advertising continues to target affluent individuals and families seeking professional investment management for the first time.

OUR SERVICES

The foundation of our services for individuals is investment management. U.S. Trust offers a full range of investment options, including balanced portfolios as well as specialized investment services such as fixed-income portfolios, international investments, and alternative investments. Recently, we established the UST Private Equity Investors Fund to pursue venture capital and private investment opportunities. With a required minimum investment of $15,000 from qualified investors, the fund expands the accessibility of this type of alternative investment to many more of our clients. We also offer a variety of investment styles, including high-quality growth stocks through Campbell, Cowperthwait & Co., a small-cap stock fund and structured investments. As of June 30, 1995, personal assets under management stood at $23 billion.

U.S. Trust currently employs over 180 investment professionals. Within the framework of our overall investment strategies and themes, individual portfolio managers throughout the organization are given a great deal of autonomy. We value creativity, diverse opinions and new ideas and insights. Our investment professionals are incented on the basis of the long-term performance of their portfolios. We also have top-notch investment research capabilities and believe firmly in hands-on research. We like to visit the companies we invest in and "kick the tires." In addition, senior managers of numerous corporations regularly meet with our investment professionals at U.S. Trust.

While the bulk of the assets we manage are in individually managed accounts, we also offer a variety of pooled funds. Our Wealth Management Account, our investment advisory service that utilizes our UST Master Fund family of 25 mutual funds (soon to be renamed the Excelsior Funds), continued its successful growth over the last 12 months. We now have 1,350 Wealth Management Accounts in New York, up from 900 in 1993 and representing $810 million in assets, an increase of 35%. The average account size is $600,000. The UST Master Funds now have $3.1 billion of assets. These funds are managed by the same investment professionals who manage our individual portfolios, and their performance has been excellent.

Part of what differentiates U.S. Trust is the full range of related services we offer in addition to comprehensive investment management services. These include private banking, trust and fiduciary services, estate and tax planning, financial planning, custody, insurance services and consolidated recordkeeping. We are able to offer our clients comprehensive and coordinated investment and financial advice regarding almost any aspect of their financial lives.


Our estate planning services have continued to be in demand, and we were named to executorships representing $1.2 billion of assets in 1994, including several major estates. In most cases where we are named as executor, we are also named as trustee for the assets involved. Our tax planning business, which is based in New York, also had an excellent year. And our personal custody assets increased 21% to $6.3 billion at June 30, 1995, from June 30, 1994.

Our private banking business has experienced steady growth in the past 12 months with total loans increasing $65 million to $1.2 billion as of June 30, 1995. The loan quality of our total portfolio remains exceptionally high with annualized net loan recoveries, as a percentage of total average loans at June 30, 1995, amounting to six basis points. Residential mortgages are the principal credit product for our private banking clients. During the 12 months ended June 30, 1995, residential mortgages increased 7% to $853 million. Frequently, securing a mortgage is a client's first experience with U.S. Trust, and it leads to the development of a broader relationship. One-third of our new asset management business comes from private banking clients. U.S. Trust provides private banking services through four offices in New York City and to clients of our regional affiliates in California, Connecticut, Florida, New Jersey and Texas.

NATIONAL EXPANSION

Further expansion into areas throughout the U.S. where personal wealth is concentrated continues to be a major strategy for the future growth of our personal investment management business. In the next few years, we plan to continue our efforts to broaden our presence in those regions where we are already established, as well as to opportunistically enter new areas of wealth concentration.

CONNECTICUT, NEW JERSEY, NEW YORK

U.S. Trust continues to expand its local presence in affluent areas surrounding its New York City headquarters. We recently acquired the individual account business of J. & W. Seligman and Co. and purchased J. & W. Seligman Trust Company, which collectively represent almost $800 million of assets under management. Seligman's clients, located primarily in the New York City area, fit the U.S. Trust client profile well, and we will be able to provide them with our full array of related services.

U.S. Trust of Connecticut, headquartered in Stamford, had an excellent first full year in business, becoming profitable after only 18 months. The local market has been very receptive to a quality organization committed to the community. U.S. Trust of Connecticut now has more than $900 million in assets under management. A second office is currently planned for Greenwich, and we have expanded our business development efforts into the greater Hartford area.

U.S. Trust of New Jersey in Princeton is successfully establishing its presence in this attractive market. The company currently has $740 million in assets under management. With its newly added lending capabilities, the company now has a loan portfolio of $20 million, primarily residential mortgages.

Early next year, we will open a full-service office on Long Island in the Garden City area, bringing our services closer to that affluent market.

CALIFORNIA

U.S. Trust of California has continued its strong growth with assets under management increasing 24% to $2.1 billion from June 30, 1994, to June 30, 1995. Assets under supervision rose 10% to $38 billion. In 1994, revenues increased 27%. The company's private banking business also showed major gains with loans up 44% and deposits up 30%.

Our Los Angeles headquarters moved to new, larger space in early 1995 to accommodate the company's recent and planned growth. The personal trust and estate business has also begun to realize its potential. We have been cultivating a referral network and building a will file since 1988 and have recently been named executor for several substantial estates.

During its first full year in operation, our new Costa Mesa office received an outstanding reception from the Orange County community which welcomed a quality institution focused on the affluent market. Growth was encouraging both in the investment management and private banking business.

U.S. Trust of California has now established a strong infrastructure on which to build its future expansion. With the financial services industry in California still recovering from a decade of change, U.S. Trust, with its stability and firm commitment to our businesses, continues to enjoy new opportunities as the state's economy moves toward recovery.

FLORIDA

U.S. Trust of Florida enjoyed a very successful year in 1994, with revenues increasing 18%. From June 30, 1994 to June 30, 1995, assets under management were up 25% to $1.46 billion, while assets under administration increased to $2 billion.

Our Boca Raton sales office became a full-service office in mid-1994 and experienced immediate success in the investment management and trust business. We are currently in temporary space in Boca Raton while we build a new office that will meet our needs in the revitalized downtown area. The Boca market, which is now the fastest growing affluent market in Florida, will increasingly need our services.

Our office in Naples had an excellent year in new business in 1994, more than doubling revenues and increasing assets under management by 17%. Our private banking business in Naples also did well, with loans increasing 34% and deposits up 36%.

We introduced our Wealth Management Account in Florida in 1994, and it is producing steady growth. We also opened a new sales office in Vero Beach this year. Competition in Florida continues to be intense, but U.S. Trust's reputation is well-established in this attractive market.

PACIFIC NORTHWEST

In its first full year as an affiliate, U.S. Trust of the Pacific Northwest, formerly Capital Trust Company, recorded solid increases in revenues which more than doubled. As of June 30, 1995, the company had $1.4 billion of assets under management.

In 1994, the company devoted considerable resources to broadening its personal wealth management capabilities, adding portfolio management and trust services.

Drawing on its established expertise in the institutional investment arena, U.S. Trust of the Pacific Northwest will provide the administrative and operational support for U.S. Trust's new 401(k) product.

CTC Consulting, our investment consulting affiliate which is headquartered in Portland, continued to build its reputation as an advisor to high net worth families and other taxable investors.

TEXAS

Buoyed by strong investment performance, U.S. Trust of Texas's assets under management climbed 28% from June 30, 1994, to June 30, 1995, to $790 million. Revenues increased 21% in 1994.

The company experienced solid new business growth in both the personal asset management and trust business. This year, U.S. Trust of Texas moved to new offices in Dallas, doubling its space to accommodate its expanding business.

INSTITUTIONAL
INVESTMENT
MANAGEMENT

Approximately $6.7 billion of U.S. Trust's assets under management are institutional assets, representing an important segment of our investment management business.

For large institutional clients, U.S. Trust manages domestic and international equity, fixed-income, money market and balanced portfolios. Our clients in this $3.2 trillion market include corporate, public and Taft-Hartley retirement plans and insurance companies, as well as endowments, foundations and other non-profit organizations--some of which are associated with our family wealth business. For equity investments, we offer these clients our unique blend of value and growth strategies that has produced a competitive long-term investment performance track record. Among our structured investment products are several especially attractive for institutional clients with taxable trusts seeking to minimize tax liabilities. We are currently exploring ways to expand our capabilities to meet the growing need of this market for additional distinct investment alternatives.

U.S. Trust offers smaller institutional clients a variety of pooled investment vehicles, utilizing 31 UST Master and Excelsior mutual funds. Pooled funds enable us to cost effectively serve smaller clients and broaden the distribution of our investment management expertise. In the near future, we will introduce an asset allocation account for institutional clients, which will invest via our mutual funds and will offer a variety of asset allocation models tailored to clients' investment objectives.

We are also developing a new 401(k) product which will be launched this fall. We have designed a bundled 401(k) product for small, medium and large plans. U.S. Trust will provide investment management and administrative services for the product, which will include third-party recordkeeping and an employee education component. The 401(k) market in the U.S. currently stands at $600 billion and is growing at 15% annually. We expect our institutional asset allocation account will be especially attractive to small and medium-size 401(k) plans.

To further enhance the distribution of our mutual funds, a new distributor was recently hired for the UST Master Funds--Federated Investors. We will market the funds to broker/dealers, regional banks, bank trust departments and financial planners.

U.S. Trust provides a full line of brokerage services to institutional clients through its broker/dealer subsidiary, UST Securities. Since it was established in 1992, UST Securities has tripled its revenues and in 1994, traded $3.1 billion of securities. The firm offers the advantages of an independent trader with competitive pricing and quality execution.

SPECIAL FIDUCIARY SERVICES

U.S. Trust is one of the few financial institutions with particular expertise in investment, fiduciary and consulting services for employee benefit plans that invest in major blocks of employer stocks.

We specialize in providing these services to large complex plans and currently serve as discretionary trustee to over 30 clients with $12 billion of assets under management.

The use of employer stock ownership plans, or ESOPs, has increased in the past decade. U.S. Trust has been a pioneer in developing new roles for these plans and in establishing the standards for independent fiduciaries who oversee them.

As fiduciary for employee benefit plans that acquire, sell or hold employer stock, U.S. Trust makes investment management decisions. At the same time, we act as an independent trustee to protect the interests of plan beneficiaries, often in situations where there are inherent conflicts-of-interest, such as mergers, management buy-outs, hostile takeovers, proxy contests or tender offers.

With our combined investment management and fiduciary expertise, U.S. Trust is uniquely qualified to provide these services and enjoys a national reputation as a leader in this field.

CORPORATE TRUST

Since 1855, U.S. Trust has been one of the nation's leading corporate trustees, providing trust, agency and related services to public and private corporations, municipalities and financial institutions.

We continue to rank among the 10 largest corporate trustees in the U.S. with over $175 billion in trusteed, agency and bond immobilization assets at June 30, 1995, an increase of 13% over June 30, 1994. Fees and commissions rose 15% in 1994.

In the traditional bond indenture business, we have built numerous solid long-term relationships which generate a considerable amount of recurring business. Clients value our unmatched experience in the business, our professional expertise and our superior systems capabilities. In particular, our ability to handle the complex debt instruments being developed today is important to our success. Our independence, which averts conflicts-of-interest, is also a major asset in this market, where we are often chosen as successor trustee following a default or bankruptcy.

U.S. Trust has been the leading trustee in New York State and among the top three nationally for new municipal long-term debt issues for the past four years. In 1994, we handled 88 new tax-exempt issues, representing $6 billion of principal. We have targeted states and municipalities who are repeat issuers, and we are able to offer them attractive pricing and excellent service, resulting in additional business.

Providing support for complicated new types of securities continues to be the fastest-growing segment of our corporate trust business. State-of-the-art technology is essential, and U.S. Trust has developed unique PC-based systems to meet our clients' needs.

Another attractive area of our corporate trust business is our bond immobilization services. Growth has been strong with the par value of accounts increasing to $37.8 billion as of June 30, 1995.

Although most of our corporate trust business emanates from our New York headquarters, our California and Texas offices have made increasingly important contributions to the growth of the business in recent years. And we will soon open an office in Boca Raton.

While other institutions are abandoning the corporate trust business, we believe that it continues to offer good growth potential for U.S. Trust, and the declining number of participants creates greater opportunities for us.

U.S. TRUST OFFICERS

OFFICE OF THE CHAIRMAN

H. MARSHALL SCHWARZ
Chairman and
Chief Executive Officer

JEFFREY S. MAURER
President and
Chief Operating Officer

FREDERICK B. TAYLOR
Vice Chairman and
Chief Investment Officer

MANAGEMENT COMMITTEE

H. MARSHALL SCHWARZ
Chairman and
Chief Executive Officer

JEFFREY S. MAURER
President and
Chief Operating Officer

FREDERICK B. TAYLOR
Vice Chairman and
Chief Investment Officer

JOHN M. DEIGNAN
Executive Vice President

JOHN C. HOVER II
Executive Vice President

PAUL K. NAPOLI
Executive Vice President

KENNETH G. WALSH
Executive Vice President

JOHN L. KIRBY
Senior Vice President, Treasurer
and Chief Financial Officer

INVESTMENTS

FREDERICK B. TAYLOR
Vice Chairman and
Chief Investment Officer

PERSONAL INVESTMENT

PAUL K. NAPOLI
Executive Vice President

SENIOR VICE PRESIDENTS
-------------------------------
John J. Apruzzese
Richard L. Bayles
Junius C. Davenport III
Fay Gambee
Ian B. MacCallum, Jr.
Harvey A. Seline
Ronald C. Steele
Glenn Switzer
David A. Tillson
David J. Williams
Harold P. Wilmerding

VICE PRESIDENTS
-------------------------------
John H. Bell, Jr.
William A. Brigham
Maria L. Brisbane
Robert R. Burn
Diana Chaney
Katherine T. Ellis
Timothy W. Evnin
Frank A. Farano
Donald C. Johannemann
Thomas E. McCrann
Deborah S. Newcomb
C. Hooker O'Malley
Dorothy H. Osborn
Wendy S. Popowich
Gregory M. Salkow
Victor Sapuppo
Roger F. Schaefer
Jay B. Springer
Jonathan L. Stanley
Barbara A. Tarmy
Leigh H. Weiss
George C. Whiteley III

EQUITY TRADING

Hugh F. McCay
Senior Vice President

VICE PRESIDENTS
-------------------------------
Gregory J. Cavallo
Edward G. Margetis
John Rendinaro
Nancy M. Zollner

INVESTMENT TECHNOLOGIES

Renee L. Cook
Vice President

FIXED INCOME INVESTMENTS

KENNETH J. MCALLEY
Executive Vice President

SENIOR VICE PRESIDENTS
-------------------------------
Gary N. Gildersleeve
Henry M. Milkewicz
G. Michael O'Neil III

VICE PRESIDENTS
-------------------------------
Frank Butto
John J. Hayes III
James J. Holihan
Phyllis E. King
John D. McGrath
Frances A. Panetta

INSTITUTIONAL INVESTMENT,
SALES AND ADMINISTRATION

STEPHEN J. DARBY, JR.
Executive Vice President

SENIOR VICE PRESIDENTS
-------------------------------
Richard J. Burns, Jr.
Allen G. Oechsner
Harry C. Rowney
Bruce Tavel
P. Ross Taylor III

VICE PRESIDENTS
-------------------------------
Michael P. Boland
James A. Goble
Rick T. Lancia
Joseph J. Martino
Maureen Mitchell
Charles E. Rabus
Pamela C. Scott
Helen K. Sheng
Cyril M. Theccanat
Kathleen C. Walsh
Alison G. Wilson

ALTERNATIVE INVESTMENT

David I. Fann
Vice President

VICE PRESIDENT
-------------------------------
Douglas A. Lindgren

ECONOMICS

Thomas W. Synnott III
Senior Vice President

VICE PRESIDENT
-------------------------------
Nora C. Mirshafii

RESEARCH

Edith A. Cassidy
Senior Vice President

VICE PRESIDENTS
-------------------------------
William G. Becker
Joan Ellis
Ronald A. Fisher
John F. Gordon, Jr.
Robert C. Hodgson
Michael E. Hoover
Lynn M. Thompson

U.S. TRUST OFFICERS

PERSONAL ASSET
MANAGEMENT AND
PRIVATE BANKING

JOHN C. HOVER II
Executive Vice President

CLIENT SERVICES

Loraine B. Tsavaris
Senior Vice President

CLIENT SERVICES MANAGEMENT

Barry C. Waldorf
Senior Vice President

SENIOR VICE PRESIDENT
-------------------------------
Theodorus V. W. Cushny

VICE PRESIDENTS
-------------------------------
Helmer W. Arizmendy
Richard F. Bishop
Sandra T. Cargill
Keith C. Dolin
Marci S. Douglas
Marie A. Giangolano
Marjorie V. Hollingsworth
Harriet F. Leahy
Lee Paula Miller
Laurie A. Rising
John M. Sartorius, Jr.
Robert Y. Simmons
Edward B. Sullivan

FOUNDATIONS AND
ENDOWMENTS

Robert P. Connor
Senior Vice President

VICE PRESIDENTS
-------------------------------
Linda A. Franciscovich
Patrick H. Hughes
Edward C. Klein

PERSONAL CUSTODY

Arthur M. Baisley
Senior Vice President

VICE PRESIDENTS
-------------------------------
Anthony P. Fradella
Lea Paine Highet
Rosemary Long
Denise M. Lopez

PRIVATE CLIENT SERVICES

Gerald J. Calder
Senior Vice President

VICE PRESIDENTS
-------------------------------
Robert S. Bridges
John B. Carey, Jr.
Rose Ann Frank
Brian R. Fry
Thomas J. Gill
Ludmila K. Golad
Lisa M. Hartman
Theodore D. Hickey
Michael C. Jones
Paula Laliberte
James G. McIlroy
Alison C. Peeler
Donna H. Romer
A. John Wright

NATIONAL ATTORNEY
DEVELOPMENT

Susan Porter
Senior Vice President

PERSONAL CONSULTING
SERVICES

Paul R. Gordon
Senior Vice President

ESTATE ADMINISTRATION AND
TRUST SETTLEMENT

S. Jeanne Hall
Senior Vice President

VICE PRESIDENTS
-------------------------------
Laurence D. Edelman
Susan K. Foster
George P. Ligotti
Elizabeth E. Mackie
Gail W. Marcus
Glenn M. Troost
Michael J. Zaccardi

ESTATE PLANNING

Anthony P. Marshall
Senior Vice President

VICE PRESIDENTS
-------------------------------
Blanche Lark Christerson
Mazelle H. Cole
Nancy S. Gabel

FINANCIAL COUNSELING

Robert S. Stolar
Vice President

VICE PRESIDENTS
-------------------------------
Dirk R. Dreux IV
Kelly Hanratty

TAX COUNSEL

John R. Gregg
Vice President

TAX COMPLIANCE

John R. Granelli
Vice President

VICE PRESIDENTS
-------------------------------
James F. Bittel
Robert B. Kang

TAX CONSULTING

Edward P. Peller
Senior Vice President

VICE PRESIDENTS
-------------------------------
Thomas J. Brady
Debra A. Feeks
Jay N. Frankel
Richard J. Funk
Cynthia R. Fusillo
Mark S. Halpern
Kathleen S. Healy
Nancy P. Miele
Edward W. Poreba
Peter M. Samon
Vincent A. Scalice, Jr.
Lori B. Weigel

SOFTWARE PRODUCTS

William P. Cleary
Vice President

VICE PRESIDENT
-------------------------------
Nicole S. Splitter

U.S. TRUST OFFICERS

PERSONAL SALES

Richard E. Foley
Senior Vice President

VICE PRESIDENTS
-------------------------------
Nicholas J. Bertha III
Robert Karson
Lisa M. Marcus
Edward J. McDermott, Jr.
Janet N. Otto
Angelina M. Painter
William J. Porter, Jr.
Kary D. Presten
Thor Thors, Jr.
Sheila S. Traub
Yvonne D. Tropp
Rachael M. Weinberger

PRIVATE BANKING

David L. Vollmayer
Senior Vice President

SENIOR VICE PRESIDENTS
-------------------------------
Thomas C. Clark
Geraldine M. McNamara

VICE PRESIDENTS
-------------------------------
Juliet N. Alexander
Peter E. Battaglia
Carl D. Beale
William S. Brady
Jeffrey B. Bruce
Donald P. Casler
P. Christopher Cieszko
Barbara L. Collins
Owen P. Condon
Cheryl A. Everts
Martin J. Feely
Wendy M. Grace
Mitchell K. Higgins
Stephen T. Kelly
Rosalie Lanzana
Judith A. Lazar
Karen P. LoSchiavo
Susan J. Marcus
Susanne Matera
Stanley A. Matuszewski
Lisa W. Murray
Barbara A. O'Connell
Dorothy S. Oertel-Albright
Judith A. Oliver
Budharapu R. K. Rao
Sarah W. Rose
Frederick W. Rosenbauer, Jr.
R. Peter Schoenenberger
Michael J. Seymour
Christine M. Simpson
Stephen R. Smith
Christine G. Stives
Karen B. Unger
Harold Valvik

TRUST ADMINISTRATION, REAL
ESTATE, CLOSELY HELD
BUSINESSES, OIL AND GAS

Stuart K. Aisenbrey
Senior Vice President and
Senior Trust Officer

VICE PRESIDENTS
-------------------------------
Steven S. Kirkpatrick
Robert H. Swinton, Sr.
Joseph A. Tricarico

CAMPBELL, COWPERTHWAIT
& CO.

WILLIAM G. CAMPBELL
Chairman and
Chief Executive Officer

JAMES B. COWPERTHWAIT
President

EXECUTIVE VICE PRESIDENT
-------------------------------
Anthony L. Adams

VICE PRESIDENTS
-------------------------------
Diane M. Englert
Karen M. Japngie
Timothy M. O'Neil

U.S. TRUST COMPANY OF
CALIFORNIA, N.A.

FRANKLIN E. ULF
Chairman and
Chief Executive Officer

GREGORY F. SANFORD
President

PORTFOLIO MANAGEMENT

MANAGING DIRECTOR AND
CHIEF INVESTMENT OFFICER
-------------------------------
Robert M. Raney

SENIOR VICE PRESIDENTS
-------------------------------
John S. DeGroot
Lois G. Ingham
Jean V. Keatley

VICE PRESIDENTS
-------------------------------
Gary H. Arakawa
Stephen J. Dutka
Emmanuel Labrinos
Paul A. Woods

INVESTMENT RESEARCH

SENIOR VICE PRESIDENT
-------------------------------
Byron B. Snider

TRUST AND FIDUCIARY SERVICES

EXECUTIVE VICE PRESIDENT
-------------------------------
Charles E. Wert

SENIOR VICE PRESIDENTS
-------------------------------
Robert S. Cummings
John C. Westwater

VICE PRESIDENTS
-------------------------------
Bill B. Betz
Terry J. Colberg
Maxine E. Harris
Dennis M. Kunisaki
Eivor Nilsson
Kim E. Wilkinson

FINANCE AND ADMINISTRATION

VICE PRESIDENTS
-------------------------------
Dwight D. Liu
Teresa A. Rolley
Karen L. Yamamoto

CORPORATE TRUST AND AGENCY

SENIOR VICE PRESIDENT
-------------------------------
Sandra H. Leess

VICE PRESIDENTS
-------------------------------
Albert J. Edwards
Sandee Parks
Stuart M. Weiss

PRIVATE BANKING

SENIOR VICE PRESIDENT
-------------------------------
William R. Barrett, Jr.

VICE PRESIDENTS
-------------------------------
Margie Eddy-Forbes
Teresa McCann
Thomas J. Nieto
Thomas J. Spratt

BUSINESS DEVELOPMENT

Mark K. Talt
Vice President

VICE PRESIDENTS
-------------------------------
Kurt A. Brimberry
Gerald L. Goodwin
Paul E. Miller
Mimi Ryan
Kevin M. Schmeits
Gregory G. Zappas

U.S. TRUST OFFICERS

COSTA MESA OFFICE

R. CLIFFORD CARPER
Senior Vice President and
Managing Director

VICE PRESIDENTS
-------------------------------
Maureen E. Gallogly
John T. Harrington
Jill A. Pletcher
James G. Stephen
Gary L. Van Arnam
J. Christopher Walsh
Nella A. Webster

UST FIDUCIARY SERVICES, LTD.

FRANKLIN E. ULF
Chairman and
Chief Executive Officer

CHARLES E. WERT
President

SENIOR VICE PRESIDENT
-------------------------------
Norman Goldberg

U.S. TRUST COMPANY
OF CONNECTICUT

FREDERICK S. WONHAM
Chairman

W. MICHAEL FUNCK
President and
Chief Executive Officer

INVESTMENTS

William V. Ferdinand
Executive Vice President and
Senior Investment Officer

SENIOR VICE PRESIDENTS
-------------------------------
Robert H. Hogan
Walter R. Seibert, Jr.

VICE PRESIDENTS
-------------------------------
John J. Knox III
Deirdre M. Ryan
Marsha J. Scott

CLIENT SERVICE

VICE PRESIDENTS
-------------------------------
Roger N. Katen
Jeffrey T. Osmun

BUSINESS DEVELOPMENT

VICE PRESIDENTS
-------------------------------
Theresa A. Jacobsen
Robert A. Penney
Peggy P. Steiner

U.S. TRUST COMPANY
OF FLORIDA

TROWBRIDGE CALLAWAY III
Chairman and
Chief Executive Officer

PALM BEACH OFFICE

HOWARD E. N. WILSON
Regional President

SENIOR VICE PRESIDENTS
-------------------------------
Felix J. Chmiel
Norton V. Coyle, Jr.
Thurlow A. West

VICE PRESIDENT, SECRETARY
AND TREASURER
-------------------------------
Herbert I. Deitsch

VICE PRESIDENTS
-------------------------------
Ann Cavanaugh
John H. Chamberlain
Sergio I. de Araujo
James V. Dowling
M. Lidy Mata
Timothy S. O'Neil
Irene P. Teresi
Robert W. Whalen II
Jody G. Zirn

BOCA RATON OFFICE

CHARLES J. FRANKEL III
Managing Director

VICE PRESIDENTS
-------------------------------
Elizabeth D. Fletcher
John R. George
Charles L. Womack

NAPLES OFFICE

CARL A. HARNISH
Regional President

VICE PRESIDENTS
-------------------------------
D. Bruce Berkinshaw
Edward J. DenDooven
Samuel F. Hinkle, Jr.
William R. MacIlvaine
Peter A. Schaedel

U.S. TRUST COMPANY
OF NEW JERSEY

MATURIN L. DELAFIELD
Chairman

ASHTON HARVEY
President

MANAGING DIRECTORS
-------------------------------
Edward P. Bromley, Jr.
Joseph A. Gallagher
Joseph E. Hanlon

SENIOR VICE PRESIDENT
-------------------------------
Brian J. Keeney

VICE PRESIDENTS
-------------------------------
James H. Caulfield
David F. Davis
Karen P. Francois
Frederick L. Gaskin
Alisa B. Jaffe
Susan J. Keck
Yuki Moore Laurenti
Leonard LoDico
Dee E. Patberg
Marie A. Russo

U.S. TRUST OF THE
PACIFIC NORTHWEST

RALPH C. RITTENOUR, JR.
Chairman and
Chief Executive Officer

DOUGLAS F. ADAMS
President and
Chief Operating Officer

CHARLES J. SWINDELLS
Vice Chairman

NANCY L. JACOB
Executive Vice President

SENIOR VICE PRESIDENTS
-------------------------------
Marcia A. Bennett
Stephen C. Brink

VICE PRESIDENTS
-------------------------------
Kimberley A. Benson
Linda Davis
Grant Lowes
M. Wakefield Mack
April D. Sanderson
N. Lynn Sarkowsky
Marvin D. Vukovich

U.S. TRUST OFFICERS

CTC CONSULTING

NANCY L. JACOB
Chairman and
Chief Executive Officer

RALPH C. RITTENOUR, JR.
President

VICE PRESIDENTS
-------------------------------
Beverly J. DeRouchey
Garbis P. Mechigian
Thomas N. Oglesby

U.S. TRUST COMPANY
OF TEXAS, N.A.

PETER J. DENKER
Chairman

WILLIAM J. GOODWIN
President

SENIOR VICE PRESIDENT AND
TRUST OFFICER
-------------------------------
Bradley A. Carson

VICE PRESIDENTS
-------------------------------
Leon F. Andrus
Nathan O. Finke
Eugene M. McCullagh
Roderick M. Riggins

CORPORATE TRUST AND AGENCY

VICE PRESIDENT
-------------------------------
John C. Stohlmann

PRIVATE BANKING

SENIOR VICE PRESIDENT
-------------------------------
Alfred B. Childs

VICE PRESIDENT
-------------------------------
Diana H. Brown

UST SECURITIES CORP.

ASHTON HARVEY
Chairman

ROBERT J. SIMPKINS, JR.
President

VICE PRESIDENTS
-------------------------------
Robert A. Bucich
William P. Livesey
Frederic A. Todd
Kenneth G. Tower
Steven W. Volk
Bernard A. Whalen

POOLED INVESTMENT AND
INSTITUTIONAL SERVICES

KENNETH G. WALSH
Executive Vice President

CORPORATE TRUST AND AGENCY

SENIOR VICE PRESIDENTS
-------------------------------
Gerard F. Ganey
Gus Kourkoulis
Kevin T. O'Brien
Pat Santivasci

VICE PRESIDENTS
-------------------------------
Gerard F. Facendola
Eric C. Fischer
John M. Guiliano
James F. Logan
James J. McGinley
Thomas Musarra
James C. O'Regan
Kenneth W. Soderstrom
Stephen V. Vaccarello
Herbert W. Weber
Louis P. Young
Joan R. Zaborowsky

MUTUAL FUNDS AND POOLED
INVESTMENTS

MARKETING AND SALES

Peter P. Capaccio
Vice President

ADMINISTRATION

Brian F. Schmidt
Vice President

VICE PRESIDENTS
-------------------------------
Frank D. Bruno
Robert D. Cummings

NATIONAL 401(K) PLANS

Mary L. Vitale
Vice President

VICE PRESIDENTS
-------------------------------
Martha A. Kirwin
Stephen A. Martin

EMPLOYEE BENEFIT AND
RETIREMENT SERVICES

Robert J. Moriarty
Vice President

VICE PRESIDENT
-------------------------------
Joseph Marcello

UST FINANCIAL SERVICES

H. Roderick Lloyd-Williams
Vice President

SPECIAL FIDUCIARY

Schuyler V. Grant
Senior Vice President

ASSET ALLOCATION
AND OPERATIONS

VICE PRESIDENTS
-------------------------------
Gary R. Flyge
Thomas J. Lavin

OPERATIONS AND SUPPORT
SERVICES

JOHN M. DEIGNAN
Executive Vice President

VICE PRESIDENT
-------------------------------
Sajid Syed

COMPUTER SERVICES

Joel Abramowitz
Executive Vice President

SENIOR VICE PRESIDENTS
-------------------------------
Alfredo Catignani
Bernard W. Edelstein
Charlotte Schirrippa

U.S. TRUST OFFICERS

VICE PRESIDENTS
-------------------------------
Norman F. Acocella
Peter Anselmo
Michael A. Casale
John J. Cleary
T Hardy
Lillian Hoffman
Andrew C. Huemmer
Alvaro R. Jinete
Anthony J. Kalian
William E. Keddy
Robert W. Kochan
James F. Lennon
Edith M. Manchenko
Scott Manville
Jose G. Morales
Richard P. O'Toole
Louis Sofo

HUMAN RESOURCES

Patricia W. McGuire
Senior Vice President

VICE PRESIDENTS
-------------------------------
Edward K. Brady
David Cantos
Carolyn C. Connolly
Robert F. D'Amore
Patricia C. Nocero
Peter P. Shultz

HEALTH SERVICES

Ralph A. Baer, MD
Senior Vice President and
Medical Director

VICE PRESIDENT
-------------------------------
Maureen A. Kane, RN

GENERAL SERVICES

Richard E. Morgan, Jr.
Senior Vice President

VICE PRESIDENTS
-------------------------------
John J. Barrett
Brian K. Hyland
Maureen A. Nugent

BANK OPERATIONS

Jeffrey P. Evans
Senior Vice President

VICE PRESIDENTS
-------------------------------
Brenda Burlington
Michael K. Mitchell
John Tan

SECURITIES SERVICES LIAISON

Raquel Levy
Senior Vice President

VICE PRESIDENTS
-------------------------------
George H. Penny
Francis A. Roggemann

ASSET MANAGEMENT
SERVICES

Camille C. Rosano
Vice President

VICE PRESIDENT
-------------------------------
Lisa Lenza

FINANCE

JOHN L. KIRBY
Senior Vice President, Treasurer
and Chief Financial Officer

TREASURY AND OTHER
BANKING SERVICES

David F. Quinn
Senior Vice President

TREASURY

SENIOR VICE PRESIDENT
-------------------------------
Douglas B. Gearhart

VICE PRESIDENT
-------------------------------
George C. Lang, Jr.

INSTITUTIONAL BANKING SERVICES

John F. Simmons
Senior Vice President

VICE PRESIDENTS
-------------------------------
Richard Cristiano
Jean L. Still

RISK POLICY OFFICE

Sonam W. Atuk
Senior Vice President

VICE PRESIDENT
-------------------------------
Joan M. Collins

COMPTROLLER

Richard E. Brinkmann
Senior Vice President and
Comptroller

VICE PRESIDENTS
-------------------------------
Vincent J. Cona
Joseph M. Juliano
John F. Kearney
John D. Montgomery
Ralph A. Rossi
Mario Saggese
Michael T. Scarpinato
George S. Spira
Dianne Tiongson
James J. Witkowski
Robert J. Zwirz

AUDIT

RAYMOND M. LI
Senior Vice President

VICE PRESIDENTS
-------------------------------
Eileen J. Daly
Charles R. Modugno
Michael J. Murphy
Wayne T. Sluscavage

GENERAL COUNSEL

MAUREEN SCANNELL BATEMAN
Senior Vice President and
General Counsel

VICE PRESIDENTS
-------------------------------
Susan Jacobi
Anastasia McLaughlin
Ronald A. Schwartz
Frank Hugh Scifo

CORPORATE SECRETARY

CAROL A. STRICKLAND
Senior Vice President and
Corporate Secretary

MARKETING AND
CORPORATE
COMMUNICATIONS

MARTHA L. DINERSTEIN
Senior Vice President

VICE PRESIDENTS
-------------------------------
Linda M. Hallidy
Allison Cooke Kellogg
Amy B. Rossman
Ann M. Thibodeau

BOARD OF DIRECTORS

Eleanor Baum
Dean, School of Engineering,
The Cooper Union for the Advancement
of Science and Art

Samuel C. Butler
Partner,
Cravath, Swaine & Moore

Peter O. Crisp
General Partner,
Venrock Associates

Daniel P. Davison
Retired Chairman of the Board

Philippe de Montebello
Director,
Metropolitan Museum of Art

Paul W. Douglas
Retired Chairman of the Board,
The Pittston Company

Antonia M. Grumbach
Partner,
Patterson, Belknap, Webb & Tyler

Frederic C. Hamilton
Chairman of the Board,
President and Chief Executive Officer,
Hamilton Oil Company, Inc.

Peter L. Malkin
Chairman,
Wien, Malkin & Bettex

Jeffrey S. Maurer
President and Chief Operating Officer

Orson D. Munn
Chairman and Director,
Munn, Bernhard & Associates, Inc.

H. Marshall Schwarz
Chairman and Chief Executive Officer

Philip L. Smith
Corporate Director and Trustee

John H. Stookey
Chairman,
Quantum Chemical Corporation

Frederick B. Taylor
Vice Chairman and
Chief Investment Officer

Richard F. Tucker
Retired Vice Chairman of the Board,
Mobil Corporation

Carroll L. Wainwright, Jr.
Consulting Partner,
Milbank, Tweed, Hadley & McCloy

Robert N. Wilson
Vice Chairman,
Johnson & Johnson

Ruth A. Wooden
President and Chief Executive Officer,
The Advertising Council, Inc.

HONORARY DIRECTORS
OF UNITED STATES TRUST
COMPANY OF NEW YORK

Edwin D. Etherington
President Emeritus,
Wesleyan University

Tom Killefer
Chairman and President Emeritus

ADDRESSES

U.S. Trust Corporation
114 West 47th Street
New York, NY 10036

OFFICES

New York

United States Trust Company
of New York
114 West 47th Street
New York, NY 10036
(212) 852-1000

111 Broadway
New York, NY 10006
(212) 374-4050

11 West 54th Street
New York, NY 10019
(212) 887-0400

100 Park Avenue
New York, NY 10017
(212) 599-5600

770 Broadway
New York, NY 10003
(212) 420-6100

California
U.S. Trust Company
of California, N.A.
515 So. Flower Street
Suite 2700
Los Angeles, CA 90071
(213) 861-5000

600 Anton Boulevard
Suite 150
Costa Mesa, CA 92626
(714) 438-3600

Connecticut
U.S. Trust Company
of Connecticut
225 High Ridge Road
Stamford, CT 06905
(203) 352-4400

Florida
U.S. Trust Company
of Florida
132 Royal Palm Way
Palm Beach, FL 33480
(407) 659-1550

765 Seagate Drive
Naples, FL 33940
(813) 566-8400

One Ocean Plaza
Suite 300
One South Ocean Boulevard
Boca Raton, FL 33432
(407) 338-3510

New Jersey
U.S. Trust Company
of New Jersey
Five Vaughn Drive
CN 5209
Princeton, NJ 08543
(609) 987-2300

Oregon
U.S. Trust Company
of the Pacific Northwest
4380 SW Macadam Avenue
Suite 450
Portland, OR 97201
(503) 228-2300

Texas
U.S. Trust Company
of Texas, N.A.
2001 Ross Avenue
Suite 2700
Dallas, TX 75201
(214) 754-1200


SUBSIDIARIES

Campbell, Cowperthwait & Co.
20 West 55th Street
New York, NY 10019
(212) 887-0800

CTC Consulting
4380 SW Macadam Avenue
Suite 450
Portland, OR 97201
(503) 228-4300

UST Fiduciary Services, Ltd.
1300 Eye Street NW #1080 East
Washington, DC 20005
(202) 326-7510

UST Securities Corp.
Five Vaughn Drive
CN 5209
Princeton, NJ 08543
(609) 734-7788

U.S. TRUST CORPORATION FOUNDATION

A listing of the charitable grants made by the foundation in 1994 is available by writing to the Corporate Secretary's Office, U.S. Trust Corporation, 114 West 47th Street, New York, NY 10036.

DIVIDEND REINVESTMENT SERVICE

Shareholders interested in participating in U.S. Trust's Dividend Reinvestment Plan may obtain information by writing to the Corporate Secretary's Office, U.S. Trust Corporation, 114 West 47th Street, New York, NY 10036.

FORM 10-K

U.S. Trust Corporation's yearly report to the Securities and Exchange Commission (Form 10-K) will be furnished free of charge to shareholders who write to the Public Relations Department, U.S. Trust Corporation, 114 West 47th Street, New York, NY 10036.

U.S. Trust is a member of the Federal Reserve System, the Federal Deposit Insurance Corporation and the New York Clearing House Association.

The following are registered service marks of United States Trust Company of New York:

U.S. Trust
United States Trust Company
United States Trust
United States Trust Company of New York


Design: Hewson Design Associates, Inc. NYC  Photography: Kelly/Mooney

H. MARSHALL SCHWARZ (RIGHT), CHAIRMAN AND CHIEF EXECUTIVE OFFICER, AND JEFFREY S. MAURER, PRESIDENT AND CHIEF OPERATING OFFICER

U.S. TRUST'S MANAGEMENT COMMITTEE (LEFT TO RIGHT) VICE CHAIRMAN AND CHIEF INVESTMENT OFFICER FREDERICK B. TAYLOR, PRESIDENT JEFFREY S. MAURER, CHAIRMAN
H. MARSHALL SCHWARZ, EXECUTIVE VICE PRESIDENT PAUL K. NAPOLI, EXECUTIVE VICE PRESIDENT JOHN C. HOVER II, EXECUTIVE VICE PRESIDENT JOHN M. DEIGNAN, SENIOR VICE PRESIDENT JOHN L. KIRBY, AND EXECUTIVE VICE PRESIDENT KENNETH G. WALSH

SENIOR VICE PRESIDENT EDITH A. CASSIDY (RIGHT), HEAD OF INVESTMENT RESEARCH AT U.S. TRUST, AND VICE PRESIDENT DAVID I. FANN (ON SCREEN IN FOREGROUND), HEAD OF ALTERNATIVE INVESTMENTS, TRY OUT STATE-OF-THE-ART VIDEOCONFERENCING EQUIPMENT DEMONSTRATED BY ROBERT BOLDER (FOREGROUND), CHIEF EXECUTIVE OFFICER, AND MATTHEW FELDMAN (STANDING IN REAR), CHIEF TECHNOLOGY OFFICER, OF MOSAIC TECHNOLOGIES INFORMATION, A POTENTIAL VENTURE CAPITAL INVESTMENT FOR THE NEW UST PRIVATE EQUITY INVESTORS FUND, INC.

U.S. TRUST OFFERS A FULL RANGE OF INVESTMENT OPTIONS TO INDIVIDUALS AND FAMILIES. U.S. TRUST OF CALIFORNIA'S CHIEF INVESTMENT OFFICER ROBERT M. RANEY
(LEFT) AND CHAIRMAN FRANKLIN E. ULF MEET WITH INVESTMENT MANAGEMENT CLIENTS BRONYA AND ANDREW GALEF IN THEIR HOME TO REVIEW THEIR PORTFOLIO.

RESIDENTIAL MORTGAGES ARE THE PRINCIPAL CREDIT PRODUCT OF OUR PRIVATE BANKING BUSINESS. CHARLES J. FRANKEL III (LEFT), HEAD OF U.S. TRUST OF FLORIDA'S BOCA RATON OFFICE, TALKS WITH PRIVATE BANKING CLIENTS ROSEMARY AND JOSEPH ERDMAN OUTSIDE THEIR HOME.

U.S. TRUST OFFERS A BROAD ARRAY OF SPECIALIZED SERVICES TO ASSIST IN MANAGING FAMILY WEALTH, INCLUDING CONSULTING ADVICE ON CLOSELY HELD BUSINESS INTERESTS. LORAINE TSAVARIS, HEAD OF CLIENT SERVICES, VISITS THE MCGLYNN FAMILY'S BAKERY IN MINNEAPOLIS, MINNESOTA, SHORTLY AFTER COMPLETING THE FAMILY'S BUSINESS SUCCESSION PLAN. FROM LEFT, SONS THOMAS, MICHAEL AND DANIEL AND THEIR FATHER, BURT.

U.S. TRUST RECENTLY ACQUIRED THE INDIVIDUAL ACCOUNT BUSINESS OF J. & W. SELIGMAN AND CO. INC., IN NEW YORK CITY. SELIGMAN CLIENT CHRIS SCHABACKER
(LEFT) MEETS WITH U.S. TRUST SENIOR PORTFOLIO MANAGER JUNIUS C. DAVENPORT III (FORMERLY WITH SELIGMAN) AND VICE PRESIDENT KELLY HANRATTY, FINANCIAL PLANNING, TO LEARN ABOUT ADDITIONAL SERVICES AVAILABLE FROM U.S. TRUST.

VICE CHAIRMAN AND
CHIEF INVESTMENT OFFICER
FREDERICK B. TAYLOR

U.S. Trust Corporation
114 West 47th Street
New York, NY 10036

Copyright 1994, USA TODAY. Reprinted by permission.
Copyright 1995, USA TODAY. Reprinted by permission.
Copyright 1995, Los Angeles Times. Reprinted by permission. Copyright 1994/5, by The New York Times. Reprinted by permission. Copyright 1994, The Chicago Tribune. Reprinted by permission. Copyright 1995, The Chicago Tribune. Reprinted by permission. Copyright 1994, Newsday. Reprinted by permission.
Copyright 1995, Newsday. Reprinted by permission.

[CHART]

   90       91       92       93        94      6/30/95
 116.5    128.3    148.1    171.1     192.9      101.1

FEES AND COMMISSIONS
(DOLLARS IN MILLIONS)
On a pro-forma basis



[CHART]

   90       91       92       93       94      6/30/95
  17.1     20.3     24.8     30.3     31.1       41.2

Special Fiduciary Assets
ASSETS UNDER MANAGEMENT
(DOLLARS IN BILLIONS)



[CHART]

    90      91      92      93      94      6/30/95
   9.96   11.13   11.39    14.57   18.38     11.38

ASSET MANAGEMENT
NEW BUSINESS GROWTH
RECURRING FEE INCOME
(DOLLARS IN MILLIONS)



[CHART]

               90         91           92          93          94        6/30/95

               711.4(1)   901.8(1)   1286.3(1)   1641.6(1)   1829.5(1)   2133.4(1)
               693.0(2)   841.9(2)    987.8(2)   1177.0(2)   1283.5(2)   1458.1(2)
               415.6(3)   499.4(3)    547.1(3)   1356.4(3)   1430.9(3)   1405.9(3)
                    (4)        (4)         (4)    588.4(4)    639.0(4)    789.3(4)

    Total    1,820.0    2,243.1     2,821.2     4,763.4     5,182.9     5,786.7

(1)    U.S. Trust of California*
(2)    U.S. Trust of Florida
(3)    U.S. Trust of the Pacific Northwest
(4)    U.S. Trust of Texas
*Does not include Special Fiduciary Assets

U.S. TRUST REGIONAL AFFILIATES
TOTAL ASSETS UNDER MANAGEMENT
(DOLLARS IN MILLIONS)






[CHART]

        90         91         92         93         94       6/30/95
      109.6      121.5       134.6      152.2     159.6       175.9

PAR VALUE OF CORPORATE
TRUSTEESHIPS, AGENCY
RELATIONSHIPS AND BOND
IMMOBILIZATION
(DOLLARS IN BILLIONS)



[CHART]

Discretionary
Account Composite Equity
Cumulative Return

          79       83       87      91      6/30/95
1500
1000
500


Discretionary Account Composite
S&P 500
INDATA Median
(Industry composite)



[CHART]

UST Master Long-Term
Tax-Exempt Fund
Cumulative Return


        86*        89        92        6/30/95

300
250
200
150


Long-Term Tax-Exempt Fund
Lipper General Municipal Index
*Inception February 5, 1986